SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 1996
                                                (November 19, 1996)
                                                 -----------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland               001-14162               94-3211970
       ----------------          ----------              -------------
        (State or other          (Commission            (IRS Employer
        jurisdiction of           File Number)           I.D. Number)
        incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
       -----------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code:(415) 343-9300
                                                           -------------

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On November 19, 1996, the Company's Operating Partnership purchased five rental properties (the "Carlsberg Properties") located in Arizona and California. The acquisition included one retail and four office properties comprising 294,000 square feet. The total purchase price was $19,490,000, which was comprised of approximately $10,280,000 in cash, the assumption of $8,860,000 of mortgage debt and issuance of 24,844 shares of the Company's common stock having an initial redemption value of $350,000 (based on a $14.09 per share value). The acquisition was funded in part from the Company's $50,000,000 credit facility with Wells Fargo Bank N.A.

Additionally, on November 19, 1996, the Company's Operating Partnership entered into a Loan Agreement and an Option Agreement with Carlsberg Properties, Ltd. ("the Borrower"). The loan amount is $3,600,000, of which $2,700,000 was disbursed to the Borrower and $900,000 was held by the Operating Partnership as leasing and interest reserves. The loan is secured by a 48,000 square foot property located in Arizona (the "Secured Property"). Pursuant to the Option Agreement, the Operating Partnership has the option to purchase the Secured Property on either the second or third anniversary of the closing date of November 19, 1996, for the greater of i) the $3,600,000 original loan amount plus $50,000 and any remaining leasing reserves or ii) the value of the Secured Property, deemed to be the Secured Property's net annual income (as defined in the Option Agreement), capitalized at 11%.

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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)&(b)           FINANCIAL STATEMENTS

                                As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
                                Item 7 (a) & (b) of Form 8-K. In accordance with
                                Item 7(a)(4) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after December 4, 1996, file such financial statements.

              (c)               EXHIBITS

                                Purchase agreement related to the acquisition of Carlsberg Plaza

                                Purchase agreement related to the acquisition of Dallidet Professional Center

                                Purchase agreement related to the acquisition of Hillcrest Office Building

                                Purchase agreement related to the acquisition of Tradewinds Office Building

                                Purchase agreement related to the acquisition of Sonora Plaza

                                Loan agreement between  Glenborough  Properties,
                                L.P.   and   Carlsberg   Properties,   Ltd.  for
                                $3,600,000

                                Option agreement between Glenborough Properties, L.P. and Carlsberg Properties, Ltd. for Grunow Medical Building

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                                    By: Glenborough Realty Trust Incorporated,




Date:December 3, 1996                  /s/ Andrew Batinovich
                                       Andrew Batinovich
                                       Director, Executive Vice President,
                                       Chief Operating Officer
                                       and Chief Financial Officer
                                       (Principal Financial Officer)



Date:December 3, 1996                  /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.                          Description

10.1                                 Purchase agreement related to the
                                     acquisition of Carlsberg Plaza

10.2                                 Purchase agreement related to the
                                     acquisition of Dallidet Professional Center

10.3                                 Purchase agreement related to the
                                     acquisition of Hillcrest Office Building

10.4                                 Purchase agreement related to the
                                     acquisition of Tradewinds Office Building

10.5                                 Purchase agreement related to the
                                     acquisition of Sonora Plaza

10.6 Loan agreement between Glenborough Properties, L.P. and Carlsberg Properties, Ltd. for $3,600,000

10.7 Option agreement between Glenborough Properties, L.P. and Carlsberg Properties, Ltd. for Grunow Medical Building

                               Purchase Agreement

                                 by and between

         Terra Plaza, Ltd. dba Terra Plaza Building Limited Partnership,
                        a California limited partnership

                                       and

                          Glenborough Properties, L.P.,
                        a California limited partnership,

                          dated as of November __, 1996

                                       for

                                 Carlsberg Plaza
                                Phoenix, Arizona

                                List Of Exhibits

Exhibit A  Registration Rights Agreement

Exhibit B  Grant Deed

Exhibit C  Assignment of Leases

Exhibit D  Warranty Bill Of Sale

Exhibit E  Assignment of Service Contracts, Warranties and Guaranties
           and Other Intangible Property

Exhibit F  Certificate of Transferor other than an Individual (FIRPTA
           Affidavit)

Exhibit G  Form of Tenant's Estoppel Certificate

Exhibit H  Rent Roll

Exhibit I  Notice To Tenants

                                List Of Schedules

Schedule 1(a)  Real Property

Schedule 2(a)(i)  Loan

Schedule 3(c)  Permitted Exceptions

Schedule 3(h)  Related Agreements

Schedule 7(g)  Defects

Schedule 7(h)  Violations

Schedule 7(i)  Proceedings

Schedule 7(l)  Litigation

Schedule 7(m)  Outstanding Contracts

Schedule 7(p)  Personal Property

Schedule 7(r)  Lease Exceptions

Schedule 7(x)  Brokerage Fees

Schedule 7(z)  Contracts

Schedule 7(aa)  Loan Documents

Schedule 7(bb)  Environmental Reports

Schedule 12(c)  Tenant Improvements Costs and Leasing
                Commissions -- Seller's Responsibility

                               Purchase Agreement

     This Purchase Agreement is dated as of November__, 1996, by and between Terra Plaza, Ltd., dba Terra Plaza Building Limited Partnership, a California limited partnership ("Seller"), and Glenborough Properties, L.P., a California limited partnership ("Buyer").

                                    Recitals

     A. Buyer is a California limited partnership whose general partner is Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB"), whose stock is publicly traded on the New York Stock Exchange.

     B. Buyer desires to acquire the Property (as defined in Subparagraph 1(a) below) from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

     Now, Therefore, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Property

     Subject to and upon the terms and conditions hereinafter set forth and the representations and warranties contained herein, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, (a) the real property described in Schedule 1(a) attached hereto, together with any and all buildings and other improvements thereon and, to the extent owned by Seller, or held directly for the benefit of Seller, any interest therein, and any and all rights, privileges and easements appurtenant thereto (the "Real Property"), (b) all of Seller's right, title and interest in and to the Leases listed in Exhibit H attached hereto (the "Leases"), and any and all guarantees of the Leases (the "Lease Rights"), and
(c) all of Seller's right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property (the "Personal Property"), (d) all of Seller's right, title and interest, if any, in and to the following to the extent assignable: the Contracts listed in Schedule 7(z), that certain tax impound account which is held by Provident National Assurance Company, a Tennessee corporation ("Provident"), in connection with the Loan (as described in Subparagraph 2(a)(i) below) secured by the Property (the "Loan Reserve"), all general intangibles relating to design, development, operation, management and use of the Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of the Real Property, all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and (e) all of Seller's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos, other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property (such property, together with the property described in clause (d) of this Paragraph 1, is herein called the "Intangible Property"). The term "Property" means all of the Real Property, the Lease Rights, the Personal Property and the Intangible Property.

2.   Purchase Price.

     (a) Buyer and Seller agree that the purchase price of the Property shall be Three Million Six Hundred Thousand Dollars ($3,600,000) (the "Purchase Price"), which shall comprise the following components:

          (i) At the closing of the purchase and sale contemplated herein (the "Closing"), Buyer shall take title to the Property subject to the mortgage or deed of trust (as approved by Buyer) securing the loan (the "Loan") described on
Schedule 2(a)(i) attached hereto. At the Closing, Buyer shall receive a credit against the Purchase Price in an amount equal to the amount that would be required to repay the Loan in full (excluding prepayment penalties and accrued interest) as of the Closing Date (as defined in Subparagraph 4(b) below), which is presently estimated to be Two Million One Hundred Seven Thousand Nine Hundred Eight and 25/100 Dollars ($2,107,908.25);

          (ii) One Hundred Twenty-Five Thousand Dollars ($125,000) worth of Stock (as defined in Subparagraph 2(b) below) to be issued to Buyer or Carlsberg Properties, Inc., a California corporation ("Carlsberg"); and

          (iii) Immediately available funds ("Cash") to be paid to Seller, in the amount equal to (A) the Purchase Price less (B) the sum of the amount of the Loan assumed and the value of the Stock as of the Closing Date.

     (b) For purposes of determining the number of shares of Stock to be issued pursuant to Subparagraph 2(a)(ii) above, each share of Stock shall be deemed to be worth an amount equal to the greater of (i) the weighted average trading closing prices for the sale of shares of GLB's common stock (the "Stock") for the thirty (30) business days preceding the Closing Date, or (ii) the weighted average trading closing prices for the sale of shares of GLB's common stock for the ten (10) business days preceding the Closing Date.

     (c) With respect to any Stock to be issued to Seller:

          (i)  All   certificates   for  the  Stock   shall  bear  a  legend  in
substantially the following form:


                   "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or any state securities laws and may not be sold or offered for sale except in compliance with such act and laws.

                   The securities represented by this certificate are not transferable, except in accordance with the procedures and restrictions set forth in the Registration Rights Agreement dated as of November __, 1996, between Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB") and Carlsberg Properties, Inc., a California corporation, copies of which are filed at the principal office of GLB and are available to any holder without charge upon written request therefor. Any purported transfer in violation of such restrictions shall be void and of no effect.
                   As  used  herein,   transfer   shall  mean  sale,
                   exchange, assignment, transfer, pledge, hypothecation or other disposition of any interest in a share except by operation of law in connection with a merger or consolidation of the corporation."

          (ii) The certificates for shares of the Stock shall also bear any other legend required by any applicable state securities law.

          (iii) In addition, GLB shall make a notation regarding the restrictions on transfer of the Stock in its stock records, and such Stock shall be transferred on the records of GLB only if transferred or sold in compliance with the provisions of the Registration Rights Agreement in the form of Exhibit A attached hereto (the "Registration Rights Agreement").

          (iv) The holder of the Stock issued to Seller at the Closing shall have "piggyback" registration rights for a period of one year as well as certain other rights, all as more particularly described in the Registration Rights Agreement.

     (d) On the Closing Date, Seller shall, or shall cause Carlsberg to, execute and deliver, and Buyer shall cause GLB, so to execute and deliver, the Registration Rights Agreement.

     (e) Seller acknowledges and agrees that Buyer may be required to withhold a portion of the Purchase Price pursuant to Section 1445 of the Code (as defined in Subparagraph 4(c)(x) below) or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states. Any amount properly so withheld by Buyer shall be deemed to have been paid by Buyer as part of the Purchase Price, and Seller's obligation to consummate the transactions contemplated herein shall not be excused, reduced, terminated or otherwise affected thereby.

3.   Conditions to Closing

     (a) The following conditions are precedent to Buyer's obligation to purchase the Property (the "Buyer's Conditions Precedent"):

          (i) The representations and warranties of Seller contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Seller's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date).

          (ii) At the Closing, Seller shall convey to Buyer (A) fee simple title to the Property identified in Schedule 1(a) by special warranty deed in the form of Exhibit B attached hereto, (B) title to the Lease Rights pursuant to an assignment and assumption of tenant leases in the form of Exhibit C attached hereto (the "Assignment of Leases"), (C) title to the Personal Property pursuant to a bill of sale in the form of Exhibit D attached hereto and (D) an assignment and assumption of service contracts, guaranties and warranties and other intangible property in the form of Exhibit E attached hereto (the "Assignment of Service Contracts").

          (iii) Lawyer's Title Insurance Corporation (the "Title Company") shall be committed to issue at Closing for its extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70) in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to exceptions described on Schedule 3(c) attached hereto (the "Permitted Exceptions"). The foregoing title policy, together with endorsements covering subdivision map act, survey, access, contiguity, no violations of covenants, conditions or restrictions and such other endorsements as Buyer has requested prior to the Effective Date (as defined in Subparagraph 14(l) below), is referred to herein as the

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"Title  Policy." On or before the Closing,  Seller shall cause the Title Company to deliver to Buyer a certification that, in issuing the Title Policy, the Title Company has not relied on any representations or indemnities of Seller or any of its affiliates (except as disclosed in such certification). In addition, as a condition to Buyer's obligation to close, Buyer shall be satisfied that, as of the Closing, there is no outstanding financing statement filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property or Seller except for any financing statements approved by Buyer prior to the Effective Date or relating to the Loan.

          (iv) Seller obtaining and delivering to Buyer the tenant estoppel certificates required under Paragraph 6 below.

          (v) Seller obtaining and delivering to Buyer the Registration Rights Agreement duly executed by the recipient of the Stock.

          (vi) The physical condition of the Real Property shall be substantially the same on the Closing Date as on the date hereof, reasonable wear and tear and loss by casualty excepted (subject to the provisions of Paragraph 10 below).

          (vii) All of the property management and leasing brokerage agreements affecting the Property (whether between Seller, Carlsberg Management Company ("CMC") or any other party and such property managers and leasing agents) shall be terminated as of the Closing Date at no cost or expense to Seller.

          The Buyer's Conditions Precedent contained in Subparagraphs 3(a)(i) through 3(a)(vii) are intended solely for the benefit of Buyer. If any of the Buyer's Conditions Precedent is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer's Condition Precedent and proceed with the purchase or terminate this Agreement by written notice to Seller and the Title Company.

     (b) The simultaneous closing of all of the transactions contemplated by the agreements described on Schedule 3(h) attached hereto (the "Related Agreements") with the Closing of this transaction is a condition precedent (the "Mutual Condition Precedent") to both Seller's and Buyer's obligations under this Agreement. The Mutual Condition Precedent is for the benefit of both Seller and Buyer. If the Mutual Condition Precedent is not satisfied, each party shall have the right in its sole discretion, either to waive the Mutual Condition Precedent and proceed with the transaction so long as both of them have waived this condition, or to terminate this Agreement by written notice to the other party and Title Company.

     (c) In the event that any party having the right of cancellation under this Paragraph 3 does not inform the other party and Title Company in writing of its disapproval of any condition precedent (the "Condition Precedent") for such party's benefit provided in this Paragraph 3 prior to the Closing, such Condition Precedent

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shall be deemed to have been satisfied,  approved or waived, effective as of the
Closing; provided that a party shall not be deemed to have waived any claim for breach of any representation or warranty by the other party unless such party has actual knowledge of such breach prior to Closing. For purposes of this Subparagraph 3(c), "actual knowledge" of Buyer shall be deemed to mean the present actual knowledge of Mr. Andrew Batinovich, Mr. Steve Saul or Mr. Frank E. Austin, without any duty of investigation or inquiry on their part, and "actual knowledge" of Seller shall be deemed to mean the present actual knowledge of Mr. William G. Geary, Jr., Ms. Janet DaVall and Mr. Ron Lema, without any duty of investigation or inquiry on their part. Upon termination of this Agreement and the escrow for failure of a Condition Precedent, (i) Buyer shall deliver to Seller copies of any and all soils, geologic, engineering and environmental reports or studies concerning the Property prepared by or on behalf of Seller and (ii) Seller shall bear the cost of any title and escrow cancellation fees.

4.   Closing and Escrow

     (a) Upon mutual execution of this Agreement, the parties hereto shall deposit an executed counterpart of this Agreement with Title Company and this Agreement shall serve as instructions to Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.

     (b) The parties shall endeavor to conduct the Closing through an escrow closing pursuant to Subparagraph 4(a) above. If, however, an escrow Closing is not practical, the Closing hereunder shall be held and delivery of all items to be made at the Closing shall be made at the offices of Morrison & Foerster llp, 345 California Street, San Francisco, California 94104, on or before November 15, 1996 (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, Title Company shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close.

     (c) At or before the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

          (i) a duly executed Registration Rights Agreement;

          (ii) the duly executed and acknowledged Deed;

          (iii) a duly executed Assignment of Leases; (iv) a duly executed Bill of Sale;

          (v) a duly executed Assignment of Service Contracts;

          (vi) originals of the Leases;

          (vii) duly executed tenant estoppel certificates as required pursuant to Subparagraph 3(a)(iv) above;

          (viii) originals of the Contracts not previously delivered to Buyer;

          (ix) originals of any and all building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements that are in the possession or control of Seller and/or an affiliate of Seller that have not been previously delivered to Buyer;

          (x) a FIRPTA affidavit (in the form attached as Exhibit F) pursuant to
Section 1445(b)(2) of the Internal Revenue Code of 1986 (the "Code"), and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

          (xi) such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Seller as shall be reasonably required by Buyer;

          (xii) A signed notice in the form of Exhibit I attached hereto for each of the Tenants (as defined in Paragraph 6 below);

          (xiii) a closing statement in form and content satisfactory to Buyer and Seller; and

          (xiv) any other instruments, records or correspondence called for hereunder which have not previously been delivered.

Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

     (d) At or before the Closing, Buyer shall deliver or cause to be delivered to Seller the following:

          (i) a closing statement in form and content satisfactory to Buyer and Seller;

          (ii) the duly executed certificate(s) for shares of the Stock in the name of Carlsberg, evidencing the issuance of the Stock;

          (iii) a duly executed Registration Rights Agreement;

          (iv) a duly executed Assignment of Leases;

          (v) a duly executed Assignment of Service Contracts; and

          (vi) the Cash.

     (e) Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder.

     (f) With respect to the Property the following adjustments shall be made, and the following procedures shall be followed:

          (i) As nearly as practicable prior to the Closing, Buyer and Seller shall prepare a statement for the Property ("Proration Statement") showing prorations for the items set forth below, calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year:

                  (A) rents, including, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant Leases (whether such collection occurs prior to, on or after the Closing Date);

                  (B) real property taxes and assessments;

                  (C) the current installments (only) of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property;

                  (D) water, sewer and utility charges;

                  (E) amounts payable under any Contract that will be continued after the Closing;

                  (F) permits, licenses and/or inspection fees (calculated on the basis of the period covered);

                  (G) interest on the Loan; and

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                  (H) any other expenses normal to the operation and maintenance of the Property.

          (ii) Buyer shall use commercially reasonable efforts consistent with prudent business practices to collect rents or other amounts payable under the Leases that were delinquent as of the Closing Date and that relate to a period prior to the Closing. To the extent such delinquent rents and other amounts are collected by Buyer, Buyer may deduct from the amount owed to Seller an amount equal to the out-of-pocket third-party collection costs actually incurred by Buyer in collecting such rents and other amounts due to Seller. Any rent or other payment (including percentage rent) collected after the Closing from any tenant which owed rent that was delinquent as of the Closing Date and that relate to a period prior to the Closing shall be applied first, to satisfy such tenant's rent obligations first becoming due and payable in the month in which such rent was paid (or within five (5) days after the date on which such rent was paid), and then to satisfy such delinquent rent obligations (including those that relate to the period after the Closing Date) in the inverse order of maturity. After the Closing, Buyer shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Buyer, in its sole discretion, deems appropriate.

          (iii) At the Closing, Seller shall deliver to Buyer all security deposits, letters of credit and other collateral given to Seller or any of its affiliates or predecessor-in-interest pursuant to any of the Leases, less any portions thereof applied in accordance with the respective Lease (together with a statement regarding such applications).

          (iv) If any tenants are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any Lease until after the Closing Date, then Buyer shall submit to Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Buyer and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Subparagraph 4(f) , provided that in making such adjustment, the parties shall exclude any Additional Rents arising from increased real property taxes for the Property to the extent such increase is the result of Buyer's purchase of the Property. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this Subparagraph 4(f)(iv), the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          (v) Buyer shall pay the following  costs of closing this  Transaction:
(A) the costs of the Buyer's legal counsel, accounting services and engineering and environmental analyses, (B) fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy and (C) the cost of preparing three (3) years' audited operating statements for the Property to be completed prior to the Closing as required under federal securities laws. All other costs associated with the transaction, (including, but not limited to, any transfer taxes, all survey costs, and fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy) shall be charged against Seller and, provided the Closing occurs, will be deducted from the Purchase Price.

          (vi) All of Seller's right, title and interest in and to the Loan Reserve shall be assigned to Buyer at Closing, and at the Closing Buyer shall pay to Seller through escrow a sum in cash equal to the balance of the Loan Reserve as of the Closing Date.

          (vii) Notwithstanding anything to the contrary contained in this Subparagraph 4(f), if the real property taxes and assessments payable for any period prior to Closing are determined to be more than the amounts prorated herein (in the case of the current year) or paid by Seller (in the case of any prior year), due to a reassessment of the value of the Property or otherwise, Seller and Buyer shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Buyer any increase in the amount of such real property taxes and assessment applicable to any period prior to Closing.

          (viii)   The    obligations   of   Seller   and   Buyer   under   this
Subparagraph 4(f) shall survive the Closing.

5.   Loan

     (a) Buyer may elect to attempt, and Seller shall reasonably cooperate with Buyer in such attempt, to obtain the consent of the lender of the Loan to the transfer of the Property to Buyer, which consent shall confirm for the benefit of Buyer and Seller, the following items with respect to the Loan: the identification of the applicable Loan Documents, the interest rate, the date through which interest is paid, the principal amount outstanding, the maturity date, the monthly payment, the absence of any default relating to the payment of money to the lender, and to such lender's knowledge the absence of any other defaults (the "Lender Consent"); provided, however, that no party shall be obligated to pay any consideration to a lender to obtain such consent except as provided in this Subparagraph 5(a). Each party hereto shall promptly keep the other party informed of its discussions with the lender in connection with the matters described in this Subparagraph 5(a). Notwithstanding anything to the contrary in this Subparagraph 5(a), Buyer may elect by written notice to Seller, to pay the entire outstanding balance of the Loan on or prior to the date which is one hundred eighty (180) days after the Closing Date (the "Loan Payoff Date"), in which case Buyer shall make such payments as stated in such notice at or before the Loan Payoff Date, together with any consideration in the nature of a fee or expense reimbursement (i.e., not a payment which reduces principal) which is required under the terms of a provision that presently exists in the applicable Loan Documents to obtain the Lender Consent, including any and all costs and expenses of the lender's counsel or representatives in connection therewith. If Buyer pays the entire outstanding balance of the Loan on or prior to the Loan Payoff Date, Seller shall pay any prepayment penalties applicable to the Loan payoff.

     (b) In addition, Seller hereby grants Buyer the right to renegotiate the Loan and to negotiate new loans or loans to replace the existing Loan; provided that (i) Seller incurs no cost or liability in connection therewith (except for any applicable prepayment penalties), (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, Buyer shall use commercially reasonable efforts (but at no additional cost to Buyer) to cause the lender of the Loan to release Seller from all liability under the Loan and the Loan Documents, and (iii) such new loans and modifications to the Loan are not effective until the Closing. The parties shall execute all documents necessary or desirable to evidence or effectuate the modification of the Loan as provided in this Paragraph 5.

     (c) The provisions of this Paragraph 5 shall survive the Closing.

6.   Estoppel Certificates

     Seller shall use all reasonable efforts to obtain an estoppel certificate from each tenant of the Property (each, a "Tenant"), dated no earlier than thirty (30) days prior to the Closing Date, substantially in the form of Exhibit H attached hereto, conforming to the most recent rent roll approved by Buyer and alleging no defaults, offsets, or claims against the lessor (the "Estoppel Certificate"). It shall be a condition to Buyer's obligation to close the sale and purchase of the Property that on or before the Closing:

     (a) Seller delivers to Buyer an Estoppel Certificate from Tenants occupying seventy-five percent (75%) of the rentable area of the Property, including all tenants occupying more than ten percent (10%) of the rentable area of the Property (collectively, the "Required Tenants"), and, with respect to all other tenants (collectively, the "Non-Required Tenants"), there shall exist no dispute with Seller, which dispute is material to the use, value or economics of the Property, as determined on an individual basis by Buyer in good faith in Buyer's sole discretion (a "Material Non-Required Tenant Dispute") (and Buyer shall be afforded the opportunity to inquire of any Non-Required Tenant which does not provide an Estoppel Certificate as to whether any such dispute exists); or

     (b) To the extent that Seller is unable to obtain Estoppel Certificates, or any items required to be therein, from the Required Tenants, or to the extent that there is any Material Non-Required Tenant Dispute, Seller shall deliver to Buyer and Buyer may, but shall not be obligated to, accept, on the Closing Date a certification in which Seller warrants and represents to Buyer, with respect to such missing Estoppel

Certificates, or any missing items required to be included therein, each item set forth in the Estoppel Certificate attached as Exhibit H for the missing Estoppel Certificates and/or indemnifies Buyer as to any such Material Non-Required Tenant Dispute.

     (c) If the conditions contained in Subparagraphs 6(a) and (b) above are not satisfied, then Buyer may, by written notice given to Seller before the Closing, elect to waive such conditions or terminate this Agreement.

7.   Seller's Representations and Warranties

     Seller hereby represents and warrants to Buyer as follows:

     (a) Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California, and is registered to do business and is in good standing in the State of Arizona.

     (b) Seller has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

     (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of Seller's partnership agreement or any statute, regulation or rule, or, to Seller's knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Seller is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property, other than any due-on-sale provisions in the Loan Documents. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it, other than any due-on-sale provisions in the Loan Documents.

     (d) All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Buyer.

     (e) Seller has fee simple title to the Real Property, subject only to the Permitted Exceptions.

     (f) There are no adverse or other parties in possession of the Property, or any part thereof, except Seller and tenants under the Leases. No party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except tenants under the Leases.

     (g) Except as set forth on Schedule 7(g), to Seller's knowledge, there are no material defects with respect to the Real Property, including, without limitation, no material defects in the structural and load-bearing components of the Property, the roof(s), the parking lot(s), the plumbing, heating, air conditioning and electrical and life safety systems, and all such items are in good operating condition and repair.

     (h) Except as set forth on Schedule 7(h), to Seller's knowledge, the use and operation of the Property is in compliance in all material respects with all applicable restrictive covenants, building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations (collectively, "Laws").

     (i) Except as set forth on Schedule 7(i), to Seller's knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, and Seller has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Seller received notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which Seller becomes aware.

     (j) All water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required, to Seller's knowledge, by law, or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and, to Seller's knowledge, to permit compliance with all Laws.

     (k) Seller has obtained all licenses, permits, variances, approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property.

     (l) Except as set forth on Schedule 7(l), there is no litigation pending or, to Seller's knowledge, threatened, against Seller that arises out of the ownership of the

Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

     (m) Except as set forth on Schedule 7(m), at the time of Closing (i) there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing, and
(ii) Seller shall have completed all punch-list items with respect to any tenant improvements constructed by Seller as landlord under the Leases.

     (n) Seller knows of no facts nor has Seller failed to disclose any fact which would prevent Buyer from using and operating the Property after Closing in the manner in which the Property is currently operated.

     (o) Other than the rights of Tenants, as tenants only, under the Leases, Seller has not entered into any purchase contracts, options or other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than Buyer will have acquired or will have any basis to assert any right, title or interest, or right to possession, use, enjoyment or proceeds of all or any portion of the Property. None of the Leases contain any rights to purchase, rights of first offer to purchase, or first refusal to purchase the Property.

     (p) To Seller's knowledge, Schedule 7(p) lists all of the tangible Personal Property.

     (q) Attached hereto as Exhibit J is a list (the "Rent Roll") of each of the Leases as of the date of this Agreement. Said Rent Roll is complete in all material respects and all information therein is accurate in all material respects as of its date, and there are no Leases or tenancies with respect to the Property or any part thereof except as therein set forth. Except as disclosed on the Rent Roll, no rental under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. Seller is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered, except in connection with the Loan .

     (r) To Seller's knowledge, each of the Leases, including, without limitation, any guaranties thereof, is an enforceable Lease and is in full force and effect according to the terms set forth therein, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles. Except as specifically provided on Schedule 7(r) attached hereto or on the Rent Roll, (i) no

Tenant under any of the Leases is greater than fifteen (15) days delinquent in the payment of its rental and other sums due, (ii) no Tenant has abandoned or otherwise vacated the Property in violation of any Lease, (iii) to Seller's knowledge, no Tenant or guarantor has filed a voluntary petition in bankruptcy, insolvency or similar proceedings, has been the subject of an involuntary bankruptcy petition, or otherwise been adjudged bankrupt or insolvent in any proceedings filed against such tenant or guarantor; (iv) to Seller's knowledge, no trustee or receiver has been appointed for any Tenant; (v) no written notice has been provided to any tenant notifying the Tenant that it is in default under the Lease which default has not been remedied by such Tenant; and (vi) no Tenant, to Seller's knowledge, is otherwise in default under any of the Leases. Except as otherwise provided in the Lease, to Seller's knowledge, each Tenant is legally required to pay all sums and perform all other material obligations set forth in its respective Lease, without concessions, abatements, offsets or other basis for relief or adjustment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles.

     (s) To Seller's knowledge, no material event of default on behalf of Seller, as lessor, exists under any Lease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default by Seller under any Lease. Seller has not received any notice from any Tenant of any offsets, defenses or claims available against rent or other charges payable by such Tenant or other performance or obligations otherwise due from it under any Lease, except as specifically set forth in the Rent Roll and/or the Estoppel Certificates.

     (t) No guarantor of any Lease has been released or discharged, voluntarily or involuntarily, from any obligation under or in connection with any Lease or any transaction related thereto.

     (u) Seller has not received from any Tenant or any other party written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Estoppel Certificates. The Rent Roll sets forth all security deposits held by Seller.

     (v) Except as shown on the Rent Roll, Seller has paid in full any of landlord's leasing costs or obligations, including, without limitation, any costs incurred by Seller in connection with any tenant improvements.

     (w) No Tenant has indicated to Seller either orally or in writing its present intent to terminate its Leases prior to expiration of the term of such Lease except as shown on the Estoppel Certificates.

     (x) Except as shown on Schedule 7(x), (A) no brokerage or similar fee is due or unpaid by Seller with respect to the Leases, and (B) no brokerage or similar fee shall be due or payable by Seller after the Closing in connection with the Leases.

     (y) All permits, governmental licenses, registrations and approvals with respect to the Property which are necessary or required by law or the rules and regulations of any governmental entity having jurisdiction over the Property or its owner to carry on business as presently conducted (collectively, the "Licenses"), the lack of which, individually or in the aggregate, would reasonably be likely to have a material adverse effect on the value, use or operation of the Property, are in full force and effect.

     (z) Schedule 7(z) attached hereto sets forth a list of all service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property, (such contracts and agreements together with any recorded reciprocal easements agreements are hereinafter referred to, collectively, as the "Contracts"). With respect to each of the Contracts, (i) the Contract is legal, valid, binding, and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) to Seller's knowledge, except for a Contract that is terminable upon thirty (30) day written notice, the Contract will not be adversely affected by the occurrence of the Closing and will be legal, valid, binding, enforceable in accordance with its terms and in full force and effect on identical terms following the consummation of the sale of the Property, (iii) Seller is not, and, to Seller's knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse affect upon Seller, (iv) no event has occurred under the Contract which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to any Contract has repudiated any material provision of the Contract.

     (aa) Schedule 7(aa) attached hereto sets forth a list of all notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by Seller and all amendments, modifications and supplements thereto (collectively the "Loan Documents") in connection with the Loan and all matters in connection with the Loan set forth therein and certain factual information with respect to the Loan. With respect to each of the Loan Documents, (i) the Loan Document is legal, valid, binding and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) Seller is not, and to Seller's knowledge, no other party to the Loan Document is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse effect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination, modification or acceleration under the Loan Document which would have a material adverse affect upon Seller other than the sale of the Property contemplated herein, (iii) to Seller's knowledge, no event has occurred under the Loan Document which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to the Loan Document has repudiated any material provision of the Loan Document.

     (bb) Seller has delivered to Buyer all environmental reports and investigations relating to the Property which are available to Seller. A list of such reports and all environmental reports and investigations that have been obtained by Buyer relating to the Property is attached hereto as Schedule 7(bb) (collectively, the "Environmental Reports"). Except as set forth in the Environmental Reports: (i) to Seller's knowledge, the Property is not, and Seller has not received any written notice that, any real estate in the vicinity of the Property is, in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement (collectively, "Environmental Laws") relating to hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment (collectively, "Hazardous Materials"); (ii) neither Seller nor, to Seller's knowledge, any third party, has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on or under the Property or transported any Hazardous Material over the Property; (iii) neither Seller, nor to Seller's knowledge, any third party has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws, and to Seller's knowledge there are no storage tanks or wells (whether existing or abandoned) located on or under the Property and to Seller's knowledge no storage tank has been installed on, used on or removed from the Property in violation of any Environmental Laws; (iv) to Seller's knowledge, the Property does not consist of any building materials that contain Hazardous Materials; and (v) no claim, action, suit or proceeding is pending or, to Seller's knowledge, threatened against Seller, before any court or other governmental authority or arbitration tribunal, relating to Hazardous Materials, and there is no outstanding judgment, order, writ, injunction, decree or award against Seller or otherwise having a material adverse effect on the Property with respect to the same.

     (cc) The Exhibits and Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Seller or CMC has delivered to Buyer true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of Seller. No representation or warranty by Seller herein and no information disclosed in the Exhibits and Schedules hereto supplied by or on behalf of Seller contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. Seller has no knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse effect on the Property.

     (dd)   Seller  is  not  a   "foreign   person"   within   the   meaning  of
Section 1445(f)(3) of the Code.

     (ee) Seller has provided a copy of the representations and warranties set forth in this Paragraph 7 to the Responsible Individuals (as defined below), and each of the Responsible Individuals has reviewed such copy of the representations and warranties.

          Buyer and Seller hereby agree that (x) except for the representations and warranties of Seller set forth in this Agreement and the documents to be delivered by Seller to Buyer at Closing (the "Conveyance Documents"), Buyer is purchasing the Property on an "AS IS" basis without relying of any communications that may have been made by Seller or any of Seller's agents or employees, with respect to the Property or Buyer's intended use thereof; (y) the only representations and warranties made with respect to the Property are contained herein and in the Conveyance Documents; and (z) for purposes of this Paragraph 7, "Seller's knowledge" shall be deemed to mean the present actual knowledge of Mr. William W. Geary, Jr., Ms. Janet DaVall or Mr. Ron Lema (the "Responsible Individuals"), which individuals Seller represents and warrants are the employees, partners or officers of Seller or CMC that are most responsible for the operation and management of the Property, without any duty of investigation or inquiry on their part. Without limiting the generality of the foregoing, but subject to Seller's representations and warranties hereunder and in the Conveyance Documents, Buyer shall be solely responsible for determining the condition of the Property, including, but not limited to, the existence or risk of any Hazardous Materials, and all aspects regarding the fees, charges and assessments relating to the Property. For purposes of this Paragraph 7, an item shall be deemed "material" if the reasonably estimated cost or damage incurred by Buyer and/or the diminution of the market value of the Property as a result thereof, individually or in the aggregate, exceeds Twenty-Five Thousand Dollars ($25,000). All representations and warranties set forth in this Paragraph 7 shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.

8.   Representations and Warranties of Buyer

     Buyer hereby represents and warrants to Seller as follows:

     (a) Buyer is a duly organized and validly existing limited partnership in good standing under the laws of the State of California; this Agreement and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject.

     (b) Buyer has made (or will make prior to the Closing Date) an independent investigation with regard to the Property and Buyer's intended use thereof, including, without limitation, review and/or approval of matters disclosed pursuant to Paragraph 3(a) above.

     (c) There is no litigation pending or, to Buyer's knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

     (d) The Stock, when issued, shall be duly authorized, fully paid and non-assessable.

All representations and warranties set forth in this Paragraph 8 shall be true as of the Effective Date and the Closing Date.

9.   Indemnification

     (a) Each party hereby agrees to indemnify the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit given or delivered to the other pursuant to or in connection with this Agreement.

     (b) Seller agrees to indemnify Buyer and its partners and defend and hold Buyer and its partners harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Buyer resulting from or arising out of (i) any personal injury or property damage occurring in, on or under the Property during Seller's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Buyer, its agents, employees or contractors; and (ii) the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower prior to the Closing Date (other than the obligation to obtain the lender's consent for the sale of the Property contemplated herein).

     (c) Buyer agrees to indemnify Seller and its partners and defend and hold Seller and its partners harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Seller resulting from or arising out of (i) any personal injury or property damage first occurring in, on or under the Property during Buyer's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Seller, or its agents, employees or contractors, and (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower after the Closing Date.

     (d) The indemnification provisions of this Paragraph 9 shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

10.  Risk of Loss

     (a) Minor Loss. Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (i) the cost to repair any such damage or destruction does not exceed ten percent (10%) of the Purchase Price or, in the case of a partial condemnation, the value of the portion of the Property taken does not exceed ten percent (10%) of the Purchase Price; (ii) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible;
(iii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration; and (iv) the insurance carrier has admitted liability for the payment of such costs; and (v) the Loan on the Property in question is not accelerated or defaulted by reason of such casualty or condemnation. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer.

     (b) Major Loss. If the cost to repair such damage or destruction to the Property exceeds ten percent (10%) of the Purchase Price allocated to the Property or, in the case of condemnation, if the value of the portion of the Property taken exceeds ten percent (10%) of the Purchase Price allocated to the Property, then Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller's notice to Buyer of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either (i) elect to terminate this Agreement, or (ii) consummate the purchase of the Property for the full Purchase Price as required by the terms hereof, subject to the credits against the Purchase Price provided below. If Buyer elects to proceed with the purchase of all of the Property, then, upon the Closing, Buyer shall be given a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement.

In the event of any damage or destruction of the Property covered by this Paragraph 10(b), the Closing shall be postponed to the date which is five (5) days after Buyer elects to consummate the Purchase of the Property as set forth above.

11.  Inspections

     Prior to the Closing Date, Seller shall afford authorized representatives of Buyer reasonable access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including, without limitation, and the taking of soil borings from the Property; provided, however, that Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of Tenants under the Leases. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Buyer shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

12.  Leases And Other Agreements; Capital Improvements

     (a) Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will cause Seller to operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with their past practices (and without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property, enforce leases in all material respects, pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business.

     (b) Notwithstanding the above terms of this Paragraph 12, Seller shall not, without the prior written approval of Buyer, take any of the following actions:

          (i) execute or terminate any lease covering in excess of 5,000 square feet in the case of any lease of industrial space, 2,000 square feet in the case of any lease of office space, or 2,000 square feet in the case of any lease of retail space, or modify or waive any material term thereof;

          (ii) except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort

(including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Seller in excess of Ten Thousand Dollars ($10,000) per annum, or the performance of services by Seller the value of which is in excess of Ten Thousand Dollars ($10,000) per annum; or

          (iii) waive or modify any material term under any Loan Document.

     (c) In connection with any new leases or Lease modifications affecting the Property entered into between the Effective Date and the Closing in accordance with Subparagraph 12(b) above, the cost of tenant improvement work and leasing commissions shall be paid solely by Buyer. Seller shall be responsible for the cost of tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date (regardless of when the same are payable), including, without limitation, those leases described on
Schedule 12(c) attached hereto, and Seller's obligations with respect thereto shall survive the Closing.

     (d) Between the Effective Date and the Closing, Seller shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

     (e) Seller shall pay for all costs incurred in connection with the window waterproofing currently being performed on the Property. The provisions of this Subparagraph 12(e) shall survive the Closing.

13.  Cooperation

     Seller and Buyer shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Seller hereby irrevocably authorizes Buyer and its agents to make all inquiries of any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence.

14.  Miscellaneous

     (a) Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

                        If to Seller:    c/o Carlsberg Management Company
                                         2800 28th Street, Suite 222
                                         Santa Monica, California  90405
                                         Attention:     William W. Geary, Jr.
                                         Telephone:     (310) 450-9696
                                         Fax :          (310) 399-5633

                        With a copy to:  Sandler and Rosen
                                         1801 Avenue of the Stars, Suite 510
                                         Los Angeles, California  90067
                                         Attention:  Ming-chu C. Rouse
                                         Telephone:     (310) 277-4411
                                         Fax :          (310) 277-5954

                        If to Buyer:     Glenborough Properties, L.P.
                                         400 South El Camino Real
                                         San Mateo, California  94402-1708
                                         Attention:     Frank E. Austin
                                         Telephone:     (415) 343-9300
                                         Fax:           (415) 343-9690

                        With a copy to:  Morrison & Foerster llp
                                         345 California Street
                                         San Francisco, California  94104
                                         Attention:     Craig B. Etlin
                                         Telephone:     (415) 677-7000
                                         Fax :          (415) 677-7522

or such other address as either party may from time to time specify in writing to the other.

     (b) Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein, except that Seller acknowledges that it has requested the services of Carlsberg Management Company in connection with this transaction and shall be responsible for paying a commission to Carlsberg Management Company in the amount of four percent (4%) of the Purchase Price if the Closing occurs. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subparagraph shall survive the Closing.

     (c) Successors and Assigns. Subject to the following two (2) sentences, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller (but without the necessity of Seller's consent), to assign its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation hereunder. Seller shall not have the right to assign its interest in this Agreement.

     (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

     (e) Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of twenty-four (24) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of twenty-four (24) months.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties recognize that, since the Property is located in the State of Arizona, it may be necessary for the parties to comply with certain aspects of the laws of such state in order to consummate the purchase and sale of the Property. The parties agree to comply with such other laws to the extent necessary to consummate the purchase and sale of the Property, provided that it is the parties' intent that the provisions of this Agreement and the Related Purchase Agreements be applied to each Property described in this Agreement and the Related Purchase Agreements in a manner which results in the greatest consistency possible. For this reason, and because a large number of properties described in the Related Purchase Agreements are located in the State of California, the parties have agreed that California law shall govern with respect to the purchase and sale of the Property to the greatest extent possible.

     (g) Merger of Prior Agreements. This Agreement and the Exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated October 22, 1996, entered into by and between Buyer and CMC.

     (h)  Enforcement.  If  either  party  hereto  fails to  perform  any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     (i) Time of the Essence. Time is of the essence of this Agreement.

     (j) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     (k) Marketing. Seller agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

     (l) Effective Date. As used herein, the term "Effective Date" shall mean the first date on which both Seller and Buyer shall have executed this Agreement.

     (m) Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other or, in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and Seller, to Buyer's lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

     (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

15.  Acceptance of Agreement by Seller

     This Agreement shall be null and void unless it is accepted by Seller and two fully executed copies hereof are returned to Buyer on or before 5:00 p.m. (P.S.T.) on November 13, 1996.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                            Buyer:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                          a Maryland corporation,
                                          General Partner


                                          By:

                                          Its:

                                          Dated:


                                          By:

                                          Its:

                                          Dated:

                            Seller:  Terra Plaza, Ltd., dba Terra Plaza
                                     Building Limited Partnership,
                                     a California limited partnership

                                          By:  RJRB Properties, Inc.,
                                               a California corporation,
                                               its General Partner


                                          By:__________________________________
                                                      Charles E. Kunz,
                                                         President

                                          Dated: ______________________________

     Title Company agrees to act as escrow holder in accordance with the terms of this Agreement and to act as the Reporting Person (as such term is defined in this Agreement).

                                            Lawyer's Title Insurance Corporation


                                            By:

                                            Its:

                                            Dated:

                                  Schedule 1(a)

                                  Real Property

                                Schedule 2(a)(i)

                                      Loan

     Secured  loan in the original  principal  amount of Two Million One Hundred
Twenty-Eight Thousand Dollars ($2,128,000) extended by Provident National Assurance Company, a Tennessee corporation ("Provident"), to Seller.

                                  Schedule 3(c)

                              Permitted Exceptions

                                  Schedule 3(h)

                               Related Agreements

         All of the following documents are dated as of even date herewith:

         1. Purchase Agreement between Terra Plaza, Ltd., a California limited partnership, and Buyer for the property commonly known as Carlsberg Plaza located at 2633 East Indian Road, Phoenix, Arizona.

         2. Purchase Agreement between Carlsberg Managed Properties Fund, Ltd., a California limited partnership, and Buyer for the property commonly known as Dallidet Professional Center located at 1194 Pacific Street, San Luis Obispo, California.

         3. Purchase Agreement between IHH Partnership, a California general partnership, and Buyer for the property commonly known as Hillcrest Office Building located at 1370 North Brea Boulevard, Fullerton, California.

         4. Purchase Agreement between Tradewinds Office Building, a California general partnership, and Buyer for the property commonly known as Trade Winds Financial Center located at 2266 South Dobson Road, Mesa, Arizona.

         5. Purchase Agreement among Sonora Plaza, Ltd., a California limited partnership, GDA Investment, Ltd., a Florida limited partnership, and Buyer for the property commonly known as Sonora Plaza located at 708-824 East Mono Way, Sonora, California.

         6. Loan Agreement between Carlsberg Properties, Ltd., a California limited partnership, and Buyer for the property commonly known as Grunow Medical Building located at 926 East McDowell Road, Phoenix, Arizona.

         7. Agreement  Concerning  Property  Management  Agreements  executed by
Carlsberg  Management  Company,  a  California   corporation,   and  Glenborough
Corporation, a California corporation.

The documents described as items 1 through 5 above, other than this Agreement, are called the "Related Purchase Agreements."

                                  Schedule 7(g)

                                     Defects

                                  Schedule 7(h)

                                   Violations

                                  Schedule 7(i)

                                   Proceedings

                                  Schedule 7(l)

                                   Litigation

                                  Schedule 7(m)

                              Outstanding Contracts

                                  Schedule 7(p)

                                Personal Property

                                  Schedule 7(r)

                                Lease Exceptions

                                  Schedule 7(x)

                                 Brokerage Fees

                                  Schedule 7(z)

                                    Contracts

                                 Schedule 7(aa)

                                 Loan Documents

         1. Promissory Note in the original principal amount of Two Million One Hundred Twenty-Eight Thousand Dollars ($2,128,000), dated as of October 16, 1990, made by Seller in favor of Provident.

         2. Deed of Trust, Assignment of Rents and Security Agreement dated as of October 16, 1990, executed by Seller for the benefit of Provident and recorded on October 16, 1990 in the Official Records of Maricopa County, Arizona as Document No. 90-465035.


                              Factual Information:


         Date of last payment:  November 7, 1996

         Outstanding principal balance as of November 1, 1996:  $2,107,908.25

         Per diem accrual of interest since November 1, 1996:  $472.40

         Amount of last payment:  $25,306.00

         Real Estate Tax Impound Balance as of November 1, 1996:  $26,718.10

                                 Schedule 7(bb)

                              Environmental Reports



         1.






         2. Phase I report dated as of August 12, 1996 prepared by Eckland Consultants at the request of Buyer.

                                 Schedule 12(c)

                          Tenant Improvements Costs and
                 Leasing Commissions -- Seller's Responsibility

                                      None.

                                    Exhibit A

                          Registration Rights Agreement

                                    Exhibit B

                                   Grant Deed


When Recorded Return To:

Morrison & Foerster llp
345 California Street
San Francisco, CA 94104
Attn: Craig B. Etlin
--------------------------------------------------------------------------------
                        (Space Above for Recorder's Use)




                              Special Warranty Deed

     For the  consideration of Ten Dollars,  and other valuable  considerations,
the undersigned,                                                               a
                                                              ("Grantor"),  does
hereby convey to Glenborough Properties, L.P., a California limited partnership ("Grantee"), the following described real property situated in
             County, Arizona, and more particularly described on Exhibit A attached hereto and by this reference made a party hereof, together with all rights and privileges appurtenant thereto; subject however, to all taxes and other assessments, reservations in patents and all easements, rights of way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities as may appear of record.

     Grantor hereby binds itself and its successors to warrant and defend the title, as against all acts of the Grantor herein and no other, subject to the maters above set forth.

      Dated this _____ day of November, 1996.

                                     Grantor:   _______________________________,
                                                a ______________________________


                                              By:  _____________________________

                                             Its:  _____________________________
                                [ADD NOTARY FORM]

                                    Exhibit C

                              Assignment of Leases

     This Assignment of Leases ("Assignment") dated as of November __, 1996, is entered into by and between
           ,  a
("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                                   Witnesseth:

     Whereas, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as
                                 (the  "Property")  as more fully  described  in
Exhibit A attached hereto, which leases are described in Schedule 1 attached hereto (the "Leases"); and

     Whereas, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     Now, Therefore, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

     2. Assignor warrants and represents that as of the date hereof Schedule 1 includes all of the leases and occupancy agreements affecting the Property. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

     3. Except as otherwise set forth in the Purchase Agreement (as defined in paragraph 5 below), Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the lessor's obligations under the Leases.

     4. Except as set forth in the Purchase Agreement, effective as of the Effective Date, Assignee hereby assumes all of the lessor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the lessor's obligations under the Leases.

     5. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Purchase Agreement between Assignor, as Seller, and Assignee, as Buyer, dated as of November __, 1996 (the "Purchase Agreement").

     6. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     8. This Assignment shall be governed by and construed in accordance with the laws of the State of California. The parties recognize that, since the Property is located in the State of Arizona, it may be necessary for the parties to comply with certain aspects of the laws of such state in order to consummate the transactions contemplated herein. The parties agree to comply with such other laws to the extent necessary to consummate the transactions contemplated herein, provided that it is the parties' intent that the provisions of this Assignment and the Related Purchase Agreements (as defined in the Purchase Agreement) be applied to the transactions contemplated in this Assignment and the Related Purchase Agreements in a manner which results in the greatest consistency possible. For this reason, and because a large number of properties described in the Related Purchase Agreements are located in the State of California, the parties have agreed that California law shall govern with respect to the transactions contemplated herein to the greatest extent possible.

     9. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                               Assignor:                        ,
                                          a


                                          By:

                                          Its:

                               Assignee:  Glenborough Properties, L.P.,
                                             a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                  Exhibit A to
                                   Assignment
                                    of Leases

                              Property Description

                                  Schedule 1 to
                              Assignment of Leases


                                                      Amendment       Security
Tenants        Premises       Leases         Date      Date(s)        Deposit

                                    Exhibit D

                              Warranty Bill Of Sale

     For  good and  valuable  consideration  the  receipt  of  which  is  hereby
acknowledged,                                                               ,  a
                                                               ("Seller"),  does
hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Buyer"), all personal property owned by Seller and located on or in or used in connection with the Real Property and Improvements (as such terms are defined in that certain Purchase Agreement dated as of November __, 1996, between Seller and Buyer), including, without limitation, those items described in Schedule A attached hereto.

     Seller does hereby represent to Buyer that Seller is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Seller has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

      Dated this _____day of November __, 1996.

                                    Seller:                                ,
                                             a


                                             By:

                                             Its:

                                  Schedule A to
                              Warranty Bill of Sale

                                    Exhibit E

                        Assignment of Service Contracts,
                            Warranties and Guaranties
                          and Other Intangible Property

     This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of this _____ day
of  November,   1996,  by
           ,  a
("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee").

     For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

         (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

         (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

         (c) any Intangible Property (as defined in that certain Purchase Agreement dated as of November __, 1996 between Assignor and Assignee (or Assignee's predecessor in interest) (the "Purchase Agreement")).

     Assignor and Assignee further hereby agree and covenant as follows:

     1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     2. Effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     5. This Assignment shall be governed by and construed and in accordance with laws of the State of California. The parties recognize that, since the Property is located in the State of Arizona, it may be necessary for the parties to comply with certain aspects of the laws of such state in order to consummate the transactions contemplated herein. The parties agree to comply with such other laws to the extent necessary to consummate the transactions contemplated herein, provided that it is the parties' intent that the provisions of this Assignment and the Related Purchase Agreements (as defined in the Purchase Agreement) be applied to the transactions contemplated in this Assignment and the Related Purchase Agreements in a manner which results in the greatest consistency possible. For this reason, and because a large number of properties described in the Related Purchase Agreements are located in the State of California, the parties have agreed that California law shall govern with respect to the transactions contemplated herein to the greatest extent possible.

     6. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                               Assignor:                               ,
                                          a


                                          By:

                                          Its:

                               Assignee:  Glenborough Properties, L.P.,
                                          a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner

                                          By:

                                          Its:

                                          Dated:

                                  Exhibit A to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                                  Schedule 1 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                               List of Warranties

                                  Schedule 2 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                            List of Service Contracts

                                    Exhibit F

                            Certificate of Transferor
                            other than an Individual
                               (FIRPTA Affidavit)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located in
                                               ,  that withholding of tax is not
required upon the disposition of such U.S. real property interest by
                                               , a
                               ("Transferor"),  the undersigned hereby certifies
the following on behalf of Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is ; and

     3. Transferor's office address is
                 .

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

      Dated:  November ____, 1996.




                                             [Individual signature line]

                                             on behalf of


                                             a

                                    Exhibit G

                      Form of Tenant's Estoppel Certificate

Glenborough Properties, L.P. ("Purchaser")
400 S. El Camino Real
San Mateo, California 94402-1708

RE:      Lease Dated                                    ,  and amended
                                       (the "Lease"), by and between
                                ,  as lessor  ("Lessor"),  and
                            , as lessee ("Lessee"), with respect to certain premises (the "Leased Premises") located at
                                                         (the  "Property").  The
         Leased Premises are comprised of             square feet.

Ladies and Gentlemen:

     The undersigned hereby acknowledges that Purchaser is entering into an agreement to purchase the Property. The undersigned further acknowledges the right of Lessor and Purchaser to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that Purchaser will be purchasing the Property in material reliance on this Certificate.

     Given the foregoing, the undersigned Lessee hereby certifies and represents unto Purchaser, its successors and assigns, with respect to the above described Lease, a true and correct copy of which is attached as Exhibit A hereto, as follows:

     1. Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no further amendments, modifications or additions to the Lease, written oral;

     2. No Default.  To the best of Lessee's  knowledge,  as of the date hereof:
(i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

     3. Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     4. No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "none")
                             .

      Dated:             , 1996.            "Lessee"




                                            _________________________________
                                            By:______________________________
                                            Its:_____________________________

                                    Exhibit H

                                    Rent Roll

                                    Exhibit I

                                Notice To Tenants

                                     (Date)

(Name)
(Street Address)
(City, State, Zip Code)

            Re:   (Name of Property)

Dear (Tenant, or address individually to each Tenant):

     Glenborough Properties, L.P., a California limited partnership has acquired the subject property. We are pleased to advise you that, as of November ___, 1996, Glenborough Corporation has been engaged to lease and manage the property.

     Please send your monthly rent and all future remittances to:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

     We value your tenancy and urge you to direct any questions regarding your lease or this letter to (Name of Property Manager) at (Phone Number for Property Manager or Building Property Manager) for (Name of Property).


                                                   Very truly yours,

                                                   Carlsberg Management Company,
                                                   a California corporation,
                                                   Property Manager for (Seller)



                                                   By:  _______________________

                                                   Its: ________________________

                               Purchase Agreement

                                 by and between

                    Carlsberg Managed Properties Fund, Ltd.,
                        a California limited partnership,

                                       and

                          Glenborough Properties, L.P.,
                        a California limited partnership,

                          dated as of November __, 1996

                                       for

                          Dallidet Professional Center
                           San Luis Obispo, California

                                List Of Exhibits

Exhibit A  Registration Rights Agreement

Exhibit B  Grant Deed

Exhibit C  Assignment of Leases

Exhibit D  Warranty Bill Of Sale

Exhibit E  Assignment of Service Contracts, Warranties and Guaranties
           and Other Intangible Property

Exhibit F  Certificate of Transferor other than an Individual (FIRPTA
           Affidavit)

Exhibit G  Form of Tenant's Estoppel Certificate

Exhibit H  Rent Roll

Exhibit I  Notice To Tenants

                                List Of Schedules

Schedule 1(a)  Real Property

Schedule 2(a)(i)  Loan

Schedule 3(c)  Permitted Exceptions

Schedule 3(h)  Related Agreements

Schedule 7(g)  Defects

Schedule 7(h)  Violations

Schedule 7(i)  Proceedings

Schedule 7(l)  Litigation

Schedule 7(m)  Outstanding Contracts

Schedule 7(p)  Personal Property

Schedule 7(r)  Lease Exceptions

Schedule 7(x)  Brokerage Fees

Schedule 7(z)  Contracts

Schedule 7(aa)  Loan Documents

Schedule 7(bb)  Environmental Reports

Schedule 12(c)  Tenant Improvements Costs and Leasing
                Commissions -- Seller's Responsibility

                               Purchase Agreement

     This Purchase Agreement is dated as of November __, 1996, by and between Carlsberg Managed Properties Fund, Ltd., a California limited partnership ("Seller"), and Glenborough Properties, L.P., a California limited partnership ("Buyer").

                                    Recitals

     A. Buyer is a California limited partnership whose general partner is Glenborough Realty Trust Incorporated, a Maryland corporation ("GLB"), whose stock is publicly traded on the New York Stock Exchange.

     B. Buyer desires to acquire the Property (as defined in Subparagraph 1(a) below) from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

     Now, Therefore, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Property

     Subject to and upon the terms and conditions hereinafter set forth and the representations and warranties contained herein, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, (a) the real property described in Schedule 1(a) attached hereto, together with any and all buildings and other improvements thereon and, to the extent owned by Seller, or held directly for the benefit of Seller, any interest therein, and any and all rights, privileges and easements appurtenant thereto (the "Real Property"), (b) all of Seller's right, title and interest in and to the Leases listed in Exhibit H attached hereto (the "Leases"), and any and all guarantees of the Leases (the "Lease Rights"), and
(c) all of Seller's right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property (the "Personal Property"), (d) all of Seller's right, title and interest, if any, in and to the following to the extent assignable: the Contracts listed in Schedule 7(z), all general intangibles relating to design, development, operation, management and use of the Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of the Real Property, all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and (e) all of Seller's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos, other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property (such property, together with the property described in clause (d) of this Paragraph 1, is herein called the "Intangible Property"). The term "Property" means all of the Real Property, the Lease Rights, the Personal Property and the Intangible Property.

2.   Purchase Price.

     (a)......... Buyer and Seller agree that the purchase price of the Property shall be Three Million Three Hundred Thousand Dollars ($3,300,000) (the "Purchase Price"), which shall comprise the following components:

          (i)... At the closing of the purchase and sale contemplated herein (the "Closing"), Buyer shall take title to the Property subject to the mortgage or deed of trust (as approved by Buyer) securing the loan (the "Loan") described on Schedule 2(a)(i) attached hereto. At the Closing, Buyer shall receive a credit against the Purchase Price in an amount equal to the amount that would be required to repay the Loan in full (excluding prepayment penalties and accrued interest) as of the Closing Date (as defined in Subparagraph 4(b) below), which is presently estimated to be One Million Seven Hundred Seven Thousand Eight Hundred Eighty-Eight and 27/100 Dollars ($1,707,888.27);

          (ii).. Two Hundred Twenty-Five Thousand Dollars ($225,000) worth of Stock (as defined in Subparagraph 2(b) below) to be issued to Buyer or Carlsberg Properties, Inc., a California corporation ("Carlsberg"); and

          (iii). Immediately available funds ("Cash") to be paid to Seller, in the amount equal to (A) the Purchase Price less (B) the sum of the amount of the Loan assumed and the value of the Stock as of the Closing Date.

     (b).........  For purposes of determining  the number of shares of Stock to be issued pursuant to Subparagraph 2(a)(ii) above, each share of Stock shall be deemed to be worth an amount equal to the greater of (i) the weighted average trading closing prices for the sale of shares of GLB's common stock (the "Stock") for the thirty (30) business days preceding the Closing Date, or
(ii) the weighted average trading closing prices for the sale of shares of GLB's common stock for the ten (10) business days preceding the Closing Date.

     (c)......... With respect to any Stock to be issued to Seller:

          (i)... All certificates for the Stock shall bear a legend in substantially the following form:


                   "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or any state securities laws and may not be sold or offered for sale except in compliance with such act and laws.

                   The securities represented by this certificate are not transferable, except in accordance with the procedures and restrictions set forth in the Registration Rights Agreement dated as of November __, 1996, between Glenborough Realty Trust Incorporated, a Maryland corporation ('GLB') and Carlsberg Properties, Inc., a California corporation, copies of which are filed at the principal office of GLB and are available to any holder without charge upon written request therefor. Any purported transfer in violation of such restrictions shall be void and of no effect. As used herein, 'transfer' shall mean sale, exchange, assignment, transfer, pledge, hypothecation or other disposition of any interest in a share except by operation of law in connection with a merger or consolidation of the corporation."

          (ii).. The certificates for shares of the Stock shall also bear any other legend required by any applicable state securities law.

          (iii). In addition, GLB shall make a notation regarding the restrictions on transfer of the Stock in its stock records, and such Stock shall be transferred on the records of GLB only if transferred or sold in compliance with the provisions of the Registration Rights Agreement in the form of Exhibit A attached hereto (the "Registration Rights Agreement").

          (iv).. The holder of the Stock issued to Seller at the Closing shall have "piggyback" registration rights for a period of one year as well as certain other rights, all as more particularly described in the Registration Rights Agreement.

     (d).........  On the Closing Date,  Seller shall,  or shall cause Carlsberg to, execute and deliver, and Buyer shall cause GLB, so to execute and deliver, the Registration Rights Agreement.

     (e).........  Seller  acknowledges and agrees that Buyer may be required to withhold a portion of the Purchase Price pursuant to Section 1445 of the Code (as defined in Subparagraph 4(c)(x) below) or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states. Any amount properly so withheld by Buyer shall be deemed to have been paid by Buyer as part of the Purchase Price, and Seller's obligation to consummate the transactions contemplated herein shall not be excused, reduced, terminated or otherwise affected thereby.

3.   Conditions to Closing

     (a).........  The following  conditions are precedent to Buyer's obligation to purchase the Property (the "Buyer's Conditions Precedent"):

          (i)... The representations and warranties of Seller contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Seller's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date).

          (ii).. At the Closing, Seller shall convey to Buyer (A) fee simple title to the Property identified in Schedule 1(a) by grant deed in the form of Exhibit B attached hereto, (B) title to the Lease Rights pursuant to an assignment and assumption of tenant leases in the form of Exhibit C attached hereto (the "Assignment of Leases"), (C) title to the Personal Property pursuant to a bill of sale in the form of Exhibit D attached hereto and (D) an assignment and assumption of service contracts, guaranties and warranties and other intangible property in the form of Exhibit E attached hereto (the "Assignment of Service Contracts").

          (iii). Lawyer's Title Insurance Corporation (the "Title Company") shall be committed to issue at Closing for its extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70) in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to exceptions described on Schedule 3(c) attached hereto (the "Permitted Exceptions"). The foregoing title policy, together with endorsements covering subdivision map act, survey, access, contiguity, no violations of covenants, conditions or restrictions and such other endorsements as Buyer has requested prior to the Effective Date (as defined in Subparagraph 14(l) below), is referred to herein as the

"Title Policy." On or before the Closing, Seller shall cause the Title Company to deliver to Buyer a certification that, in issuing the Title Policy, the Title Company has not relied on any representations or indemnities of Seller or any of its affiliates (except as disclosed in such certification). In addition, as a condition to Buyer's obligation to close, Buyer shall be satisfied that, as of the Closing, there is no outstanding financing statement filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property or Seller except for any financing statements approved by Buyer prior to the Effective Date or relating to the Loan.

          (iv).. Seller obtaining and delivering to Buyer the tenant estoppel certificates required under Paragraph 6 below.

          (v)... Seller obtaining and delivering to Buyer the Registration Rights Agreement duly executed by the recipient of the Stock.

          (vi).. The physical condition of the Real Property shall be substantially the same on the Closing Date as on the date hereof, reasonable wear and tear and loss by casualty excepted (subject to the provisions of Paragraph 10 below).

          (vii). All of the property management and leasing brokerage agreements affecting the Property (whether between Seller, Carlsberg Management Company ("CMC") or any other party and such property managers and leasing agents) shall be terminated as of the Closing Date at no cost or expense to Seller.

     The Buyer's Conditions Precedent contained in Subparagraphs 3(a)(i) through 3(a)(vii) are intended solely for the benefit of Buyer. If any of the Buyer's Conditions Precedent is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer's Condition Precedent and proceed with the purchase or terminate this Agreement by written notice to Seller and the Title Company.

     (b)...... The simultaneous closing of all of the transactions  contemplated by the agreements described on Schedule 3(h) attached hereto (the "Related Agreements") with the Closing of this transaction is a condition precedent (the "Mutual Condition Precedent") to both Seller's and Buyer's obligations under this Agreement. The Mutual Condition Precedent is for the benefit of both Seller and Buyer. If the Mutual Condition Precedent is not satisfied, each party shall have the right in its sole discretion, either to waive the Mutual Condition Precedent and proceed with the transaction so long as both of them have waived this condition, or to terminate this Agreement by written notice to the other party and Title Company.

     (c)......  In the event  that any party  having  the right of  cancellation under this  Paragraph 3  does not inform  the other  party and Title  Company in writing of its disapproval of any condition precedent (the "Condition Precedent") for such party's benefit provided in this Paragraph 3 prior to the Closing, such Condition Precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a party shall not be deemed to have waived any claim for breach of any representation or warranty by the other party unless such party has actual knowledge of such breach prior to Closing. For purposes of this Subparagraph 3(c), "actual knowledge" of Buyer shall be deemed to mean the present actual knowledge of Mr. Andrew Batinovich, Mr. Steve Saul or Mr. Frank E. Austin, without any duty of investigation or inquiry on their part, and "actual knowledge" of Seller shall be deemed to mean the present actual knowledge of Mr. William G. Geary, Jr., Ms. Janet DaVall and Mr. Ron Lema, without any duty of investigation or inquiry on their part. Upon termination of this Agreement and the escrow for failure of a Condition Precedent, (i) Buyer shall deliver to Seller copies of any and all soils, geologic, engineering and environmental reports or studies concerning the Property prepared by or on behalf of Seller and (ii) Seller shall bear the cost of any title and escrow cancellation fees.

4.   Closing and Escrow

     (a).........  Upon mutual  execution of this Agreement,  the parties hereto shall deposit an executed counterpart of this Agreement with Title Company and this Agreement shall serve as instructions to Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.

     (b).........  The parties shall endeavor to conduct the Closing  through an escrow closing pursuant to Subparagraph 4(a) above. If, however, an escrow Closing is not practical, the Closing hereunder shall be held and delivery of all items to be made at the Closing shall be made at the offices of Morrison & Foerster llp, 345 California Street, San Francisco, California 94104, on or before November 15, 1996 (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, Title Company shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close.

     (c).........  At or before the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

          (i)... a duly executed Registration Rights Agreement;

          (ii).. the duly executed and acknowledged Deed;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Bill of Sale;

          (v)... a duly executed Assignment of Service Contracts;

          (vi).. originals of the Leases;

          (vii). duly executed tenant estoppel certificates as required pursuant to Subparagraph 3(a)(iv) above;

          (viii) originals of the Contracts not previously delivered to Buyer;

          (ix).. originals of any and all building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements that are in the possession or control of Seller and/or an affiliate of Seller that have not been previously delivered to Buyer;

          (x)... a FIRPTA affidavit (in the form attached as Exhibit F) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the "Code"), and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

          (xi).. a California Form 590 from Buyer certifying that Seller has a permanent place of business in California or is qualified to do business in California;

          (xii). such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Seller as shall be reasonably required by Buyer;

          (xiii) A signed notice in the form of Exhibit I attached hereto for each of the Tenants (as defined in Paragraph 6 below);

          (xiv). a closing statement in form and content satisfactory to Buyer and Seller; and

          (xv).. any other instruments, records or correspondence called for hereunder which have not previously been delivered.

     Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

     (d).........  At or before the Closing,  Buyer shall deliver or cause to be delivered to Seller the following:

          (i)... a closing statement in form and content satisfactory to Buyer and Seller;

          (ii).. the duly executed certificate(s) for shares of the Stock in the name of Carlsberg, evidencing the issuance of the Stock;

          (iii). a duly executed Registration Rights Agreement;

          (iv).. a duly executed Assignment of Leases;

          (v)... a duly executed Assignment of Service Contracts; and

          (vi).. the Cash.

     (e).........  Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder.

     (f).........  With respect to the Property the following  adjustments shall be made, and the following procedures shall be followed:

          (i)... As nearly as practicable prior to the Closing, Buyer and Seller shall prepare a statement for the Property ("Proration Statement") showing prorations for the items set forth below, calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year:

                   (A) rents, including, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant Leases (whether such collection occurs prior to, on or after the Closing Date);

                   (B) real property taxes and assessments;

                   (C) the current installments (only) of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property;

                   (D) water, sewer and utility charges;

                   (E) amounts payable under any Contract that will be continued after the Closing;

                   (F) permits, licenses and/or inspection fees (calculated on the basis of the period covered);

                   (G) interest on the Loan; and

                   (H)  any  other   expenses   normal  to  the   operation  and
maintenance of the Property.

          (ii).. Buyer shall use commercially reasonable efforts consistent with prudent business practices to collect rents or other amounts payable under the Leases that were delinquent as of the Closing Date and that relate to a period prior to the Closing. To the extent such delinquent rents and other amounts are collected by Buyer, Buyer may deduct from the amount owed to Seller an amount equal to the out-of-pocket third-party collection costs actually incurred by Buyer in collecting such rents and other amounts due to Seller. Any rent or other payment (including percentage rent) collected after the Closing from any tenant which owed rent that was delinquent as of the Closing Date and that relate to a period prior to the Closing shall be applied first, to satisfy such tenant's rent obligations first becoming due and payable in the month in which such rent was paid (or within five (5) days after the date on which such rent was paid), and then to satisfy such delinquent rent obligations (including those that relate to the period after the Closing Date) in the inverse order of maturity. After the Closing, Buyer shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Buyer, in its sole discretion, deems appropriate.

          (iii). At the Closing, Seller shall deliver to Buyer all security deposits, letters of credit and other collateral given to Seller or any of its affiliates or predecessor-in-interest pursuant to any of the Leases, less any portions thereof applied in accordance with the respective Lease (together with a statement regarding such applications).

          (iv).. If any tenants are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any Lease until after the Closing Date, then Buyer shall submit to Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Buyer and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Subparagraph 4(f) , provided that in making such adjustment, the parties shall exclude any Additional Rents arising from increased real property taxes for the Property to the extent such increase is the result of Buyer's purchase of the Property. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this Subparagraph 4(f)(iv), the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          (v)...   Buyer  shall  pay  the   following   costs  of  closing  this
Transaction: (A) the costs of the Buyer's legal counsel, accounting services and engineering and environmental analyses, (B) fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy and
(C) the cost of preparing three (3) years' audited operating statements for the Property to be completed prior to the Closing as required under federal securities laws. All other costs associated with the transaction, (including, but not limited to, any transfer taxes, all survey costs, and fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy) shall be charged against Seller and, provided the Closing occurs, will be deducted from the Purchase Price.

          (vi).. Notwithstanding anything to the contrary contained in this Subparagraph 4(f), if the real property taxes and assessments payable for any period prior to Closing are determined to be more than the amounts prorated herein (in the case of the current year) or paid by Seller (in the case of any prior year), due to a reassessment of the value of the Property or otherwise, Seller and Buyer shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Buyer any increase in the amount of such real property taxes and assessment applicable to any period prior to Closing.

          (vii).    The   obligations   of   Seller   and   Buyer   under   this
Subparagraph 4(f) shall survive the Closing.

5.   Loan

     (a).........  Buyer may  elect to  attempt,  and  Seller  shall  reasonably cooperate with Buyer in such attempt, to obtain the consent of the lender of the Loan to the transfer of the Property to Buyer, which consent shall confirm for the benefit of Buyer and Seller, the following items with respect to the Loan: the identification of the applicable Loan Documents, the interest rate, the date through which interest is paid, the principal amount outstanding, the maturity date, the monthly payment, the absence of any default relating to the payment of money to the lender, and to such lender's knowledge the absence of any other defaults (the "Lender Consent"); provided, however, that no party shall be obligated to pay any consideration to a lender to obtain such consent except as provided in this Subparagraph 5(a). Each party hereto shall promptly keep the other party informed of its discussions with the lender in connection with the matters described in this Subparagraph 5(a). Notwithstanding anything to the contrary in this Subparagraph 5(a), Buyer may elect by written notice to Seller, to pay the entire outstanding balance of the Loan on or prior to the date which is one hundred eighty (180) days after the Closing Date (the "Loan Payoff Date"), in which case Buyer shall make such payments as stated in such notice at or before the Loan Payoff Date, together with any consideration in the nature of a fee or expense reimbursement (i.e., not a payment which reduces principal) which is required under the terms of a provision that presently exists in the applicable Loan Documents to obtain the Lender Consent, including any and all costs and expenses of the lender's counsel or representatives in connection therewith. If Buyer pays the entire outstanding balance of the Loan on or prior to the Loan Payoff Date, Seller shall pay any prepayment penalties applicable to the Loan payoff.

     (b).........   In  addition,  Seller  hereby  grants  Buyer  the  right  to renegotiate the Loan and to negotiate new loans or loans to replace the existing Loan; provided that (i) Seller incurs no cost or liability in connection therewith (except for any applicable prepayment penalties), (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, Buyer shall use commercially reasonable efforts (but at no additional cost to Buyer) to cause the lender of the Loan to release Seller from all liability under the Loan and the Loan Documents, and (iii) such new loans and modifications to the Loan are not effective until the Closing. The parties shall execute all documents necessary or desirable to evidence or effectuate the modification of the Loan as provided in this Paragraph 5.

     (c)......... The provisions of this Paragraph 5 shall survive the Closing.

6.   Estoppel Certificates

     Seller shall use all reasonable efforts to obtain an estoppel certificate from each tenant of the Property (each, a "Tenant"), dated no earlier than thirty (30) days prior to the Closing Date, substantially in the form of Exhibit H attached hereto, conforming to the most recent rent roll approved by Buyer and alleging no defaults, offsets, or claims against the lessor (the "Estoppel Certificate"). It shall be a condition to Buyer's obligation to close the sale and purchase of the Property that on or before the Closing:

     (a).........  Seller delivers to Buyer an Estoppel Certificate from Tenants occupying seventy-five percent (75%) of the rentable area of the Property, including all tenants occupying more than ten percent (10%) of the rentable area of the Property (collectively, the "Required Tenants"), and, with respect to all other tenants (collectively, the "Non-Required Tenants"), there shall exist no dispute with Seller, which dispute is material to the use, value or economics of the Property, as determined on an individual basis by Buyer in good faith in Buyer's sole discretion (a "Material Non-Required Tenant Dispute") (and Buyer shall be afforded the opportunity to inquire of any Non-Required Tenant which does not provide an Estoppel Certificate as to whether any such dispute exists); or

     (b).........  To the  extent  that  Seller is  unable  to  obtain  Estoppel
Certificates, or any items required to be therein, from the Required Tenants, or to the extent that there is any Material Non-Required Tenant Dispute, Seller shall deliver to Buyer and Buyer may, but shall not be obligated to, accept, on the Closing Date a certification in which Seller warrants and represents to Buyer, with respect to such missing Estoppel Certificates, or any missing items required to be included therein, each item set forth in the Estoppel Certificate attached as Exhibit H for the missing Estoppel Certificates and/or indemnifies Buyer as to any such Material Non-Required Tenant Dispute.

     (c).........  If the  conditions  contained in  Subparagraphs 6(a)  and (b)
above are not satisfied, then Buyer may, by written notice given to Seller before the Closing, elect to waive such conditions or terminate this Agreement.

7.   Seller's Representations and Warranties

     Seller hereby represents and warrants to Buyer as follows:

     (a).........  Seller  is a  limited  partnership  duly  organized,  validly existing and in good standing under the laws of the State of California.

     (b)......... Seller has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

     (c).........  Neither the  execution  and delivery of this  Agreement,  the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of Seller's partnership agreement or any statute, regulation or rule, or, to Seller's knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Seller is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property, other than any due-on-sale provisions in the Loan Documents. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it, other than any due-on-sale provisions in the Loan Documents.

     (d)......... All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Buyer.

     (e)......... Seller has fee simple title to the Real Property, subject only to the Permitted Exceptions.

     (f).........  There are no adverse or other  parties in  possession  of the
Property, or any part thereof, except Seller and tenants under the Leases. No party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except tenants under the Leases.

     (g).........  Except as set forth on Schedule 7(g),  to Seller's knowledge, there are no material defects with respect to the Real Property, including, without limitation, no material defects in the structural and load-bearing components of the Property, the roof(s), the parking lot(s), the plumbing, heating, air conditioning and electrical and life safety systems, and all such items are in good operating condition and repair.

     (h).........  Except as set forth on Schedule 7(h),  to Seller's knowledge, the use and operation of the Property is in compliance in all material respects with all applicable restrictive covenants, building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations (collectively, "Laws").

     (i).........  Except as set forth on Schedule 7(i),  to Seller's knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, and Seller has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Seller received notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which Seller becomes aware.

     (j).........  All water,  sewer,  gas,  electric,  telephone,  and drainage facilities and all other utilities required, to Seller's knowledge, by law, or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and, to Seller's knowledge, to permit compliance with all Laws.

     (k).........   Seller  has  obtained  all  licenses,   permits,  variances,
approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property.

     (l).........  Except as set forth on Schedule 7(l),  there is no litigation pending or, to Seller's knowledge, threatened, against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

     (m).........  Except as set forth on Schedule 7(m),  at the time of Closing
(i) there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing, and (ii) Seller shall have completed all punch-list items with respect to any tenant improvements constructed by Seller as landlord under the Leases.

     (n)......... Seller knows of no facts nor has Seller failed to disclose any fact which would prevent Buyer from using and operating the Property after Closing in the manner in which the Property is currently operated.

     (o).........  Other than the rights of Tenants,  as tenants only, under the
Leases, Seller has not entered into any purchase contracts, options or other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than Buyer will have acquired or will have any basis to assert any right, title or interest, or right to possession, use, enjoyment or proceeds of all or any portion of the Property. None of the Leases contain any rights to purchase, rights of first offer to purchase, or first refusal to purchase the Property.

     (p)......... To Seller's knowledge, Schedule 7(p) lists all of the tangible
Personal Property.

     (q).........  Attached  hereto as  Exhibit J is a list (the "Rent Roll") of each of the Leases as of the date of this Agreement. Said Rent Roll is complete in all material respects and all information therein is accurate in all material respects as of its date, and there are no Leases or tenancies with respect to the Property or any part thereof except as therein set forth. Except as disclosed on the Rent Roll, no rental under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. Seller is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered, except in connection with the Loan.

     (r)......... To Seller's knowledge, each of the Leases, including,  without limitation, any guaranties thereof, is an enforceable Lease and is in full force and effect according to the terms set forth therein, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles. Except as specifically provided on Schedule 7(r) attached hereto or on the Rent Roll, (i) no Tenant under any of the Leases is greater than fifteen (15) days delinquent in the payment of its rental and other sums due, (ii) no Tenant has abandoned or otherwise vacated the Property in violation of any Lease, (iii) to Seller's knowledge, no Tenant or guarantor has filed a voluntary petition in bankruptcy, insolvency or similar proceedings, has been the subject of an involuntary bankruptcy petition, or otherwise been adjudged bankrupt or insolvent in any proceedings filed against such tenant or guarantor; (iv) to Seller's knowledge, no trustee or receiver has been appointed for any Tenant; (v) no written notice has been provided to any tenant notifying the Tenant that it is in default under the Lease which default has not been remedied by such Tenant; and (vi) no Tenant, to Seller's knowledge, is otherwise in default under any of the Leases. Except as otherwise provided in the Lease, to Seller's knowledge, each Tenant is legally required to pay all sums and perform all other material obligations set forth in its respective Lease, without concessions, abatements, offsets or other basis for relief or adjustment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles.

     (s).........  To Seller's knowledge, no material event of default on behalf of Seller, as lessor, exists under any Lease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default by Seller under any Lease. Seller has not received any notice from any Tenant of any offsets, defenses or claims available against rent or other charges payable by such Tenant or other performance or obligations otherwise due from it under any Lease, except as specifically set forth in the Rent Roll and/or the Estoppel Certificates.

     (t).........  No  guarantor of any Lease has been  released or  discharged, voluntarily or involuntarily, from any obligation under or in connection with any Lease or any transaction related thereto.

     (u).........  Seller has not  received  from any Tenant or any other  party written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Estoppel Certificates. The Rent Roll sets forth all security deposits held by Seller.

     (v).........  Except as shown on the Rent Roll, Seller has paid in full any of landlord's leasing costs or obligations, including, without limitation, any costs incurred by Seller in connection with any tenant improvements.

     (w).........  No Tenant has indicated to Seller either orally or in writing its present intent to terminate its Leases prior to expiration of the term of such Lease except as shown on the Estoppel Certificates.

     (x)......... Except as shown on Schedule 7(x),  (A) no brokerage or similar fee is due or unpaid by Seller with respect to the Leases, and (B) no brokerage or similar fee shall be due or payable by Seller after the Closing in connection with the Leases.

     (y).........   All  permits,   governmental  licenses,   registrations  and
approvals with respect to the Property which are necessary or required by law or the rules and regulations of any governmental entity having jurisdiction over the Property or its owner to carry on business as presently conducted
(collectively, the "Licenses"), the lack of which, individually or in the aggregate, would reasonably be likely to have a material adverse effect on the value, use or operation of the Property, are in full force and effect.

     (z)......... Schedule 7(z) attached hereto sets forth a list of all service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property, (such contracts and agreements together with any recorded reciprocal easements agreements are hereinafter referred to, collectively, as the "Contracts"). With respect to each of the Contracts, (i) the Contract is legal, valid, binding, and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) to Seller's knowledge, except for a Contract that is terminable upon thirty (30) day written notice, the Contract will not be adversely affected by the occurrence of the Closing and will be legal, valid, binding, enforceable in accordance with its terms and in full force and effect on identical terms following the consummation of the sale of the Property, (iii) Seller is not, and, to Seller's knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse affect upon Seller, (iv) no event has occurred under the Contract which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to any Contract has repudiated any material provision of the Contract.

     (aa)........  Schedule 7(aa) attached hereto sets forth a list of all notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by Seller and all amendments, modifications and supplements thereto (collectively the "Loan Documents") in connection with the Loan and all matters in connection with the Loan set forth therein and certain factual information with respect to the Loan. With respect to each of the Loan Documents, (i) the Loan Document is legal, valid, binding and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) Seller is not, and to Seller's knowledge, no other party to the Loan Document is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse effect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination, modification or acceleration under the Loan Document which would have a material adverse affect upon Seller other than the sale of the Property contemplated herein, (iii) to Seller's knowledge, no event has occurred under the Loan Document which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to the Loan Document has repudiated any material provision of the Loan Document.

     (bb)........  Seller has delivered to Buyer all  environmental  reports and investigations relating to the Property which are available to Seller. A list of such reports and all environmental reports and investigations that have been obtained by Buyer relating to the Property is attached hereto as Schedule 7(bb) (collectively, the "Environmental Reports"). Except as set forth in the Environmental Reports: (i) to Seller's knowledge, the Property is not, and Seller has not received any written notice that, any real estate in the vicinity of the Property is, in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement (collectively, "Environmental Laws") relating to hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment (collectively, "Hazardous Materials"); (ii) neither Seller nor, to Seller's knowledge, any third party, has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on or under the Property or transported any Hazardous Material over the Property; (iii) neither Seller, nor to Seller's knowledge, any third party has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws, and to Seller's knowledge there are no storage tanks or wells (whether existing or abandoned) located on or under the Property and to Seller's knowledge no storage tank has been installed on, used on or removed from the Property in violation of any Environmental Laws; (iv) to Seller's knowledge, the Property does not consist of any building materials that contain Hazardous Materials; and (v) no claim, action, suit or proceeding is pending or, to Seller's knowledge, threatened against Seller, before any court or other governmental authority or arbitration tribunal, relating to Hazardous Materials, and there is no outstanding judgment, order, writ, injunction, decree or award against Seller or otherwise having a material adverse effect on the Property with respect to the same.

     (cc)........  The Exhibits and Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Seller or CMC has delivered to Buyer true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of Seller. No representation or warranty by Seller herein and no information disclosed in the Exhibits and Schedules hereto supplied by or on behalf of Seller contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. Seller has no knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse effect on the Property.

     (dd)........  Seller  is not a  "foreign  person"  within  the  meaning  of
Section 1445(f)(3) of the Code.

     (ee)........  Seller  has  provided  a  copy  of  the  representations  and warranties set forth in this Paragraph 7 to the Responsible Individuals (as defined below), and each of the Responsible Individuals has reviewed such copy of the representations and warranties.

     Buyer and Seller hereby agree that (x) except for the representations and warranties of Seller set forth in this Agreement and the documents to be delivered by Seller to Buyer at Closing (the "Conveyance Documents"), Buyer is purchasing the Property on an "AS IS" basis without relying of any communications that may have been made by Seller or any of Seller's agents or employees, with respect to the Property or Buyer's intended use thereof; (y) the only representations and warranties made with respect to the Property are contained herein and in the Conveyance Documents; and (z) for purposes of this Paragraph 7, "Seller's knowledge" shall be deemed to mean the present actual knowledge of Mr. William W. Geary, Jr., Ms. Janet DaVall or Mr. Ron Lema (the "Responsible Individuals"), which individuals Seller represents and warrants are the employees, partners or officers of Seller or CMC that are most responsible for the operation and management of the Property, without any duty of investigation or inquiry on their part. Without limiting the generality of the foregoing, but subject to Seller's representations and warranties hereunder and in the Conveyance Documents, Buyer shall be solely responsible for determining the condition of the Property, including, but not limited to, the existence or risk of any Hazardous Materials, and all aspects regarding the fees, charges and assessments relating to the Property. For purposes of this Paragraph 7, an item shall be deemed "material" if the reasonably estimated cost or damage incurred by Buyer and/or the diminution of the market value of the Property as a result thereof, individually or in the aggregate, exceeds Twenty-Five Thousand Dollars ($25,000). All representations and warranties set forth in this Paragraph 7 shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.

8.   Representations and Warranties of Buyer

     Buyer hereby represents and warrants to Seller as follows:

     (a).........  Buyer  is a  duly  organized  and  validly  existing  limited partnership in good standing under the laws of the State of California; this Agreement and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject.

     (b).........  Buyer has made (or will make  prior to the  Closing  Date) an independent investigation with regard to the Property and Buyer's intended use thereof, including, without limitation, review and/or approval of matters disclosed pursuant to Paragraph 3(a) above.

     (c).........  There is no  litigation  pending  or, to  Buyer's  knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

     (d).........  The Stock, when issued, shall be duly authorized,  fully paid and non-assessable.

All representations and warranties set forth in this Paragraph 8 shall be true as of the Effective Date and the Closing Date.

9.   Indemnification

     (a).........  Each party  hereby  agrees to  indemnify  the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit given or delivered to the other pursuant to or in connection with this Agreement.

     (b).........  Seller agrees to indemnify  Buyer and its partners and defend and hold Buyer and its partners harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Buyer resulting from or arising out of (i) any personal injury or property damage occurring in, on or under the Property during Seller's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Buyer, its agents, employees or contractors; and (ii) the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower prior to the Closing Date (other than the obligation to obtain the lender's consent for the sale of the Property contemplated herein).

     (c).........  Buyer agrees to indemnify  Seller and its partners and defend and hold Seller and its partners harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Seller resulting from or arising out of (i) any personal injury or property damage first occurring in, on or under the Property during Buyer's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Seller, or its agents, employees or contractors, and (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower after the Closing Date.

     (d).........  The  indemnification  provisions  of this  Paragraph 9  shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

10.  Risk of Loss

     (a).........  Minor Loss. Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (i) the cost to repair any such damage or destruction does not exceed ten percent (10%) of the Purchase Price or, in the case of a partial condemnation, the value of the portion of the Property taken does not exceed ten percent (10%) of the Purchase Price; (ii) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible;
(iii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration; and (iv) the insurance carrier has admitted liability for the payment of such costs; and (v) the Loan on the Property in question is not accelerated or defaulted by reason of such casualty or condemnation. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer.

     (b).........  Major Loss. If the cost to repair such damage or  destruction to the Property exceeds ten percent (10%) of the Purchase Price allocated to the Property or, in the case of condemnation, if the value of the portion of the Property taken exceeds ten percent (10%) of the Purchase Price allocated to the Property, then Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller's notice to Buyer of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either (i) elect to terminate this Agreement, or (ii) consummate the purchase of the Property for the full Purchase Price as required by the terms hereof, subject to the credits against the Purchase Price provided below. If Buyer elects to proceed with the purchase of all of the Property, then, upon the Closing, Buyer shall be given a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement.

In the event of any damage or destruction of the Property covered by this Paragraph 10(b), the Closing shall be postponed to the date which is five (5) days after Buyer elects to consummate the Purchase of the Property as set forth above.

11.  Inspections

     Prior to the Closing Date, Seller shall afford authorized representatives of Buyer reasonable access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including, without limitation, and the taking of soil borings from the Property; provided, however, that Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of Tenants under the Leases. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Buyer shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

12.  Leases And Other Agreements; Capital Improvements

     (a).........   Except  as  otherwise  contemplated  or  permitted  by  this
Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will cause Seller to operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with their past practices (and without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property, enforce leases in all material respects, pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business.

     (b).........  Notwithstanding the above terms of this Paragraph 12,  Seller shall not, without the prior written approval of Buyer, take any of the following actions:

          (i)... execute or terminate any lease covering in excess of 5,000 square feet in the case of any lease of industrial space, 2,000 square feet in the case of any lease of office space, or 2,000 square feet in the case of any lease of retail space, or modify or waive any material term thereof;

          (ii).. except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort

(including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Seller in excess of Ten Thousand Dollars ($10,000) per annum, or the performance of services by Seller the value of which is in excess of Ten Thousand Dollars ($10,000) per annum; or

          (iii). waive or modify any material term under any Loan Document.

     (c).........  In  connection  with any new  leases  or Lease  modifications affecting the Property entered into between the Effective Date and the Closing in accordance with Subparagraph 12(b) above, the cost of tenant improvement work and leasing commissions shall be paid solely by Buyer. Seller shall be responsible for the cost of tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date (regardless of when the same are payable), including, without limitation, those leases described on Schedule 12(c) attached hereto, and Seller's obligations with respect thereto shall survive the Closing.

     (d).........  Between the  Effective  Date and the  Closing,  Seller  shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

13.  Cooperation

     Seller and Buyer shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Seller hereby irrevocably authorizes Buyer and its agents to make all inquiries of any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence.

14.  Miscellaneous

     (a)......... Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

                                If to Seller: c/o Carlsberg Management Company
                                        2800 28th Street, Suite 222
                                        Santa Monica, California  90405
                                        Attention:     William W. Geary, Jr.
                                        Telephone:     (310) 450-9696
                                        Fax :          (310) 399-5633

                                  With a copy to: Sandler and Rosen
                                        1801 Avenue of the Stars, Suite 510
                                        Los Angeles, California  90067
                                        Attention:  Ming-chu C. Rouse
                                        Telephone:     (310) 277-4411
                                        Fax :          (310) 277-5954

                                      If to Buyer:  Glenborough Properties, L.P.
                                        400 South El Camino Real
                                        San Mateo, California  94402-1708
                                        Attention:     Frank E. Austin
                                        Telephone:     (415) 343-9300
                                        Fax:           (415) 343-9690

                                  With a copy to: Morrison & Foerster llp
                                        345 California Street
                                        San Francisco, California  94104
                                        Attention:     Craig B. Etlin
                                        Telephone:     (415) 677-7000
                                        Fax :          (415) 677-7522

or such other address as either party may from time to time specify in writing to the other.

     (b) Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein, except that Seller acknowledges that it has requested the services of Carlsberg Management Company in connection with this transaction and shall be responsible for paying a commission to Carlsberg Management Company in the amount of six percent (6%) of the Purchase Price if the Closing occurs. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subparagraph shall survive the Closing.

     (c) Successors and Assigns. Subject to the following two (2) sentences, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller (but without the necessity of Seller's consent), to assign its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation hereunder. Seller shall not have the right to assign its interest in this Agreement.

     (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

     (e) Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of twenty-four (24) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of twenty-four (24) months.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     (g) Merger of Prior Agreements. This Agreement and the Exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated October 22, 1996, entered into by and between Buyer and CMC.

     (h)  Enforcement.  If  either  party  hereto  fails to  perform  any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     (i) Time of the Essence. Time is of the essence of this Agreement.

     (j) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     (k) Marketing. Seller agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

     (l) Effective Date. As used herein, the term "Effective Date" shall mean the first date on which both Seller and Buyer shall have executed this Agreement.

     (m) Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other or, in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and Seller, to Buyer's lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

     (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


15.  Acceptance of Agreement by Seller

     This Agreement shall be null and void unless it is accepted by Seller and two fully executed copies hereof are returned to Buyer on or before 5:00 p.m. (P.S.T.) on November 13, 1996.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                            Buyer:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                          a Maryland corporation,
                                          General Partner


                                          By:

                                          Its:

                                          Dated:


                                          By:

                                          Its:

                                          Dated:

                            Seller: Carlsberg Managed Properties Fund, Ltd., a California limited partnership

                                     By:    Carlsberg Realty Corporation,
                                            a California corporation,
                                            General Partner

                                            By: ________________________________
                                                      William W. Geary, Jr.,
                                                            President

                                            Dated: _____________________________

     Title Company agrees to act as escrow holder in accordance with the terms of this Agreement and to act as the Reporting Person (as such term is defined in this Agreement).

                                            Lawyer's Title Insurance Corporation


                                            By:

                                            Its:

                                            Dated:

                                  Schedule 1(a)

                                  Real Property

                                Schedule 2(a)(i)

                                      Loan

     Secured loan in the original principal amount of Two Million Dollars ($2,000,000) extended by Great Western Bank, a Federal Savings Bank ("GWB")
successor-in-interest to Great Western Savings, a Federal Savings and Loan Association ("GWS"), to Seller, successor-in-interest to Carlsberg Resources Corporation, a California corporation ("CRC"), successor-in-interest to Donald D. Rose ("Rose").

                                  Schedule 3(c)

                              Permitted Exceptions

                                  Schedule 3(h)

                               Related Agreements

     All of the following documents are dated as of even date herewith:

     1. Purchase Agreement between Terra Plaza, Ltd., a California limited partnership, and Buyer for the property commonly known as Carlsberg Plaza located at 2633 East Indian Road, Phoenix, Arizona.

     2. Purchase Agreement between Carlsberg Managed Properties Fund, Ltd., a California limited partnership, and Buyer for the property commonly known as Dallidet Professional Center located at 1194 Pacific Street, San Luis Obispo, California.

     3. Purchase Agreement between IHH Partnership, a California general partnership, and Buyer for the property commonly known as Hillcrest Office Building located at 1370 North Brea Boulevard, Fullerton, California.

     4. Purchase Agreement between Tradewinds Office Building, a California general partnership, and Buyer for the property commonly known as Trade Winds Financial Center located at 2266 South Dobson Road, Mesa, Arizona.

     5. Purchase Agreement among Sonora Plaza, Ltd., a California limited partnership, GDA Investment, Ltd., a Florida limited partnership, and Buyer for the property commonly known as Sonora Plaza located at 708-824 East Mono Way, Sonora, California.

     6. Loan Agreement between Carlsberg Properties, Ltd., a California limited partnership, and Buyer for the property commonly known as Grunow Medical Building located at 926 East McDowell Road, Phoenix, Arizona.

     7.  Agreement   Concerning  Property  Management   Agreements  executed  by
Carlsberg  Management  Company,  a  California   corporation,   and  Glenborough
Corporation, a California corporation.

                                  Schedule 7(g)

                                     Defects

                                  Schedule 7(h)

                                   Violations

                                  Schedule 7(i)

                                   Proceedings

                                  Schedule 7(l)

                                   Litigation

                                  Schedule 7(m)

                              Outstanding Contracts

                                  Schedule 7(p)

                                Personal Property

                                  Schedule 7(r)

                                Lease Exceptions

                                  Schedule 7(x)

                                 Brokerage Fees

                                  Schedule 7(z)

                                    Contracts

                                 Schedule 7(aa)

                                 Loan Documents

     1. Promissory Note Adjustable Rate Mortgage Loan in the original principal amount of Two Million Dollars, dated as of June 14, 1985 made by Donald D. Rose ("Rose") in favor of Great Western Savings, a Federal Savings and Loan Association ("GWS").

     2. Deed of Trust dated as of June 14, 1985, executed by Rose for the benefit of GWS and recorded on July 11, 1985 in the Official Records (the "Official Records") of San Luis Obispo County, California, as Document No. 038571.

     3.  Assumption   Agreement  dated  as  of  August 12,   1987,  executed  by
D&R Energy, Inc., a corporation, CRC and GWB.

     4. Assignment of Leases executed by Carlsberg Resources Corporation, a California corporation ("CRC"), to Great Western Bank, a Federal Savings Bank ("GWB"), and recorded on September 30, 1987, in the Official Records as Document No. 70728.

     5. Security Agreement dated as of August 12, 1987, executed by CRC in favor of GWB.

     6. Continuing Guaranty dated as of August 12, 1987, executed by William W. Geary and Elmer Simbol in favor of GWB.


                              Factual Information:


     Date of last payment: November 1, 1996 (for payment due October 15, 1996)

     Outstanding principal balance as of October 15, 1996: $1,707,888.27

     Per diem accrual of interest since October 15, 1996: $373.36

     Amount of last payment: $14,513.51

     Real Estate Tax Impound Balance: None.

                                 Schedule 7(bb)

                              Environmental Reports



     1. Phase I report dated as of August 26, 1996 prepared by Eckland Consultants at the request of Buyer.

                                 Schedule 12(c)

                          Tenant Improvements Costs and
                 Leasing Commissions -- Seller's Responsibility

                                      None.

                                    Exhibit A

                          Registration Rights Agreement

                                    Exhibit B

                                   Grant Deed

Recording Requested By:

Lawyer's Title Insurance Corporation
Escrow No. __________

When Recorded Return To:

Morrison & Foerster LLP
345 California Street
San Francisco, California 94104
Attention:  Craig B. Etlin

Mail Tax Statements To:

Glenborough Properties, L.P.
400 South El Camino Real
San Mateo, California  94402-1708
Attention:_____________________

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

                                   Grant Deed

     For valuable consideration, receipt of which is hereby acknowledged, ________________________, a _____________________ hereby grants to Glenborough
Properties, L.P., a California limited partnership, the real property located in the City of __________, County of _______________, State of California, more particularly described on Exhibit A attached hereto.

     Executed as of this ___ day of November, 1996.

                                            Grantor:   ________________________,
                                                       a _______________________


                                                       By:   ___________________

                                                       Its:  ___________________
                                [ADD NOTARY FORM]

______________, 1996

________ County Recorder
_______________________
_______________________
_______________________

                  Re:______Request That Statement of Documentary
                  _________Transfer Tax Not be Recorded

Dear Sir or Madam:

     Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

     The attached deed names _________________,  a ________________, as grantor, and Glenborough Properties, L.P., a California limited partnership, as grantee.

     The property being transferred and described in the attached deed is located in the City of ____________, County of _______________, State of California.

     The amount of Documentary Transfer Tax due on the attached deed is $________ computed on full value of the property conveyed.



                                                       ________________________,
                                                       a _______________________


                                                       By:   ___________________

                                                       Its:  ___________________

                                    Exhibit C

                              Assignment of Leases

     This Assignment of Leases ("Assignment") dated as of November __, 1996, is entered into by and between
           ,  a
("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                                   Witnesseth:

     Whereas, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as
                                 (the  "Property")  as more fully  described  in
Exhibit A attached hereto, which leases are described in Schedule 1 attached hereto (the "Leases"); and

     Whereas, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     Now, Therefore, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

     2. Assignor warrants and represents that as of the date hereof Schedule 1 includes all of the leases and occupancy agreements affecting the Property. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

     3. Except as otherwise set forth in the Purchase Agreement (as defined in paragraph 5 below), Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the lessor's obligations under the Leases.

     4. Except as set forth in the Purchase Agreement, effective as of the Effective Date, Assignee hereby assumes all of the lessor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the lessor's obligations under the Leases.

     5. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Purchase Agreement between Assignor, as Seller, and Assignee, as Buyer, dated as of November __, 1996 (the "Purchase Agreement").

     6. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     8. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     9. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                        Assignor:                                           ,
                                   a

                                   By:

                                   Its:

                        Assignee:  Glenborough Properties, L.P.,
                                   a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                  Exhibit A to
                                   Assignment
                                    of Leases

                              Property Description

                                  Schedule 1 to
                              Assignment of Leases



                                                      Amendment       Security
Tenants        Premises       Leases         Date      Date(s)        Deposit

                                    Exhibit D

                              Warranty Bill Of Sale

     For  good and  valuable  consideration  the  receipt  of  which  is  hereby
acknowledged,                                                               ,  a
                                                               ("Seller"),  does
hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Buyer"), all personal property owned by Seller and located on or in or used in connection with the Real Property and Improvements (as such terms are defined in that certain Purchase Agreement dated as of November __, 1996, between Seller and Buyer, including, without limitation, those items described in Schedule A attached hereto.

     Seller does hereby represent to Buyer that Seller is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Seller has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

     Dated this _____ day of November __, 1996.

                                    Seller:                          ,
                                             a


                                             By:

                                             Its:

                                  Schedule A to
                              Warranty Bill of Sale

                                    Exhibit E

                        Assignment of Service Contracts,
                            Warranties and Guaranties
                          and Other Intangible Property

     This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of this _____ day
of  November,   1996,  by
           ,  a
("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee").

     For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

     (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

     (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

     (c) any Intangible Property (as defined in that certain Purchase Agreement dated as of November __, 1996 between Assignor and Assignee (or Assignee's predecessor in interest) (the "Purchase Agreement")).

     Assignor and Assignee further hereby agree and covenant as follows:

     1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     2. Effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     5. This Assignment shall be governed by and construed and in accordance with laws of the State of California.

     6. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                               Assignor:
                                          a


                                          By:

                                          Its:

                               Assignee:  Glenborough Properties, L.P.,
                                          a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                          Dated:

                                  Exhibit A to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                                  Schedule 1 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                               List of Warranties

                                  Schedule 2 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                            List of Service Contracts

                                    Exhibit F

                            Certificate of Transferor
                            other than an Individual
                               (FIRPTA Affidavit)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located in
                                               ,  that withholding of tax is not
required upon the disposition of such U.S. real property interest by
                                               , a
                               ("Transferor"),  the undersigned hereby certifies
the following on behalf of Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is ; and

     3. Transferor's office address is
                 .

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

     Dated: November ____, 1996.




                                             [Individual signature line]

                                             on behalf of

                                                                              ,
                                             a

                                    Exhibit G

                      Form of Tenant's Estoppel Certificate

Glenborough Properties, L.P. ("Purchaser")
400 S. El Camino Real
San Mateo, California 94402-1708

RE:     Lease Dated                                    ,  and amended
                                      (the "Lease"),  by and between
                                ,  as lessor  ("Lessor"),  and
                           , as lessee ("Lessee"), with respect to certain premises (the "Leased Premises") located at
                                                         (the  "Property").  The
        Leased Premises are comprised of             square feet.

Ladies and Gentlemen:

     The undersigned hereby acknowledges that Purchaser is entering into an agreement to purchase the Property. The undersigned further acknowledges the right of Lessor and Purchaser to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that Purchaser will be purchasing the Property in material reliance on this Certificate.

     Given the foregoing, the undersigned Lessee hereby certifies and represents unto Purchaser, its successors and assigns, with respect to the above described Lease, a true and correct copy of which is attached as Exhibit A hereto, as follows:

     1. Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no further amendments, modifications or additions to the Lease, written oral;

     2. No Default.  To the best of Lessee's  knowledge,  as of the date hereof:
(i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

     3. Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     4. No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "none")
                             .

     Dated:             , 1996. "Lessee"




                                            ____________________________________
                                            By: ________________________________
                                            Its:________________________________

                                    Exhibit H

                                    Rent Roll

                                    Exhibit I

                                Notice To Tenants


                                     (Date)

(Name)
(Street Address)
(City, State, Zip Code)

            Re:   (Name of Property)

Dear (Tenant, or address individually to each Tenant):

     Glenborough Properties, L.P., a California limited partnership has acquired the subject property. We are pleased to advise you that, as of November ___, 1996, Glenborough Corporation has been engaged to lease and manage the property.

     Please send your monthly rent and all future remittances to:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

     We value your tenancy and urge you to direct any questions regarding your lease or this letter to (Name of Property Manager) at (Phone Number for Property Manager or Building Property Manager) for (Name of Property).


                                                   Very truly yours,

                                                   Carlsberg Management Company,
                                                   a California corporation,
                                                   Property Manager for (Seller)



                                                   By:  ________________________

                                                   Its: ________________________

                               Purchase Agreement

                                 by and between

                                IHH Partnership,
                        a California general partnership,

                                       and

                          Glenborough Properties, L.P.,
                        a California limited partnership,

                          dated as of November __, 1996

                                       for

                            Hillcrest Office Building
                              Fullerton, California

                                List Of Exhibits

Exhibit A  [Intentionally Omitted]

Exhibit B  Grant Deed

Exhibit C  Assignment of Leases

Exhibit D  Warranty Bill Of Sale

Exhibit E  Assignment of Service Contracts, Warranties and Guaranties
           and Other Intangible Property

Exhibit F  Certificate of Transferor other than an Individual (FIRPTA
           Affidavit)

Exhibit G  Form of Tenant's Estoppel Certificate

Exhibit H  Rent Roll

Exhibit I  Notice To Tenants

                                List Of Schedules

Schedule 1(a)  Real Property

Schedule 3(c)  Permitted Exceptions

Schedule 3(h)  Related Agreements

Schedule 7(g)  Defects

Schedule 7(h)  Violations

Schedule 7(i)  Proceedings

Schedule 7(l)  Litigation

Schedule 7(m)  Outstanding Contracts

Schedule 7(p)  Personal Property

Schedule 7(r)  Lease Exceptions

Schedule 7(x)  Brokerage Fees

Schedule 7(z)  Contracts

Schedule 7(bb)  Environmental Reports

Schedule 12(c)  Tenant Improvements Costs and Leasing
                Commissions -- Seller's Responsibility

                               Purchase Agreement

     This Purchase Agreement is dated as of November __, 1996, by and between IHH Partnership, a California general partnership ("Seller"), and Glenborough Properties, L.P., a California limited partnership ("Buyer").

                                    Recitals

     A. Buyer is a California limited partnership whose general partner is Glenborough Realty Trust Incorporated, a Maryland corporation, whose stock is publicly traded on the New York Stock Exchange.

     B. Buyer desires to acquire the Property (as defined in Subparagraph 1(a) below) from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

     Now, Therefore, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Property

     Subject to and upon the terms and conditions hereinafter set forth and the representations and warranties contained herein, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, (a) the real property described in Schedule 1(a) attached hereto, together with any and all buildings and other improvements thereon and, to the extent owned by Seller, or held directly for the benefit of Seller, any interest therein, and any and all rights, privileges and easements appurtenant thereto (the "Real Property"), (b) all of Seller's right, title and interest in and to the Leases listed in Exhibit H attached hereto (the "Leases"), and any and all guarantees of the Leases (the "Lease Rights"), and
(c) all of Seller's right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property (the "Personal Property"), (d) all of Seller's right, title and interest, if any, in and to the following to the extent assignable: the Contracts listed in Schedule 7(z), all general intangibles relating to design, development, operation, management and use of the Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of the Real Property, all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and (e) all of Seller's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos, other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property (such property, together with the property described in clause (d) of this Paragraph 1, is herein called the "Intangible Property"). The term "Property" means all of the Real Property, the Lease Rights, the Personal Property and the Intangible Property.

2.   Purchase Price.

     (a)......... Buyer and Seller agree that the purchase price of the Property shall be One Million Six Hundred Ten Thousand Dollars ($1,610,000) (the "Purchase Price"), which shall be comprised of immediately available funds ("Cash") to be paid to Seller.

     (b).........  Seller  acknowledges and agrees that Buyer may be required to withhold a portion of the Purchase Price pursuant to Section 1445 of the Code (as defined in Subparagraph 4(c)(x) below) or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states. Any amount properly so withheld by Buyer shall be deemed to have been paid by Buyer as part of the Purchase Price, and Seller's obligation to consummate the transactions contemplated herein shall not be excused, reduced, terminated or otherwise affected thereby.

3.   Conditions to Closing

     (a).........  The following  conditions are precedent to Buyer's obligation to purchase the Property (the "Buyer's Conditions Precedent"):

          (i)... The representations and warranties of Seller contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Seller's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date).

          (ii).. At the Closing, Seller shall convey to Buyer (A) fee simple title to the Property identified in Schedule 1(a) by grant deed in the form of Exhibit B attached hereto, (B) title to the Lease Rights pursuant to an assignment and assumption of tenant leases in the form of Exhibit C attached hereto (the "Assignment of Leases"), (C) title to the Personal Property pursuant to a bill of sale in the form of Exhibit D attached hereto and (D) an assignment and assumption of service contracts, guaranties and warranties and other intangible property in the form of Exhibit E attached hereto (the "Assignment of Service Contracts").

          (iii). Lawyer's Title Insurance Corporation (the "Title Company") shall be committed to issue at Closing for its extended coverage American Land Title

Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70) in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to exceptions described on Schedule 3(c) attached hereto (the "Permitted Exceptions"). The foregoing title policy, together with endorsements covering subdivision map act, survey, access, contiguity, no violations of covenants, conditions or restrictions and such other endorsements as Buyer has requested prior to the Effective Date (as defined in Subparagraph 14(l) below), is referred to herein as the "Title Policy." On or before the Closing, Seller shall cause the Title Company to deliver to Buyer a certification that, in issuing the Title Policy, the Title Company has not relied on any representations or indemnities of Seller or any of its affiliates (except as disclosed in such certification). In addition, as a condition to Buyer's obligation to close, Buyer shall be satisfied that, as of the Closing, there is no outstanding financing statement filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property or Seller except for any financing statements approved by Buyer prior to the Effective Date.

          (iv).. Seller obtaining and delivering to Buyer the tenant estoppel certificates required under Paragraph 6 below.

          (v)... The physical condition of the Real Property shall be substantially the same on the Closing Date as on the date hereof, reasonable wear and tear and loss by casualty excepted (subject to the provisions of Paragraph 10 below).

          (vi).. All of the property management and leasing brokerage agreements affecting the Property (whether between Seller, Carlsberg Management Company ("CMC") or any other party and such property managers and leasing agents) shall be terminated as of the Closing Date at no cost or expense to Seller.

     The Buyer's Conditions Precedent contained in Subparagraphs 3(a)(i) through 3(a)(vi) are intended solely for the benefit of Buyer. If any of the Buyer's Conditions Precedent is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer's Condition Precedent and proceed with the purchase or terminate this Agreement by written notice to Seller and the Title Company.

     (b)...... The simultaneous closing of all of the transactions  contemplated by the agreements described on Schedule 3(h) attached hereto (the "Related Agreements") with the Closing of this transaction is a condition precedent (the "Mutual Condition Precedent") to both Seller's and Buyer's obligations under this Agreement. The Mutual Condition Precedent is for the benefit of both Seller and Buyer. If the Mutual Condition Precedent is not satisfied, each party shall have the right in its sole discretion, either to waive the Mutual Condition Precedent and proceed with the transaction so long as both of them have waived this condition, or to terminate this Agreement by written notice to the other party and Title Company.

     (c)......  In the event  that any party  having  the right of  cancellation under this  Paragraph 3  does not inform  the other  party and Title  Company in writing of its disapproval of any condition precedent (the "Condition Precedent") for such party's benefit provided in this Paragraph 3 prior to the Closing, such Condition Precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a party shall not be deemed to have waived any claim for breach of any representation or warranty by the other party unless such party has actual knowledge of such breach prior to Closing. For purposes of this Subparagraph 3(c), "actual knowledge" of Buyer shall be deemed to mean the present actual knowledge of Mr. Andrew Batinovich, Mr. Steve Saul or Mr. Frank E. Austin, without any duty of investigation or inquiry on their part, and "actual knowledge" of Seller shall be deemed to mean the present actual knowledge of Mr. William G. Geary, Jr., Ms. Janet DaVall and Mr. Ron Lema, without any duty of investigation or inquiry on their part. Upon termination of this Agreement and the escrow for failure of a Condition Precedent, (i) Buyer shall deliver to Seller copies of any and all soils, geologic, engineering and environmental reports or studies concerning the Property prepared by or on behalf of Seller and (ii) Seller shall bear the cost of any title and escrow cancellation fees.

4.   Closing and Escrow

     (a).........  Upon mutual  execution of this Agreement,  the parties hereto shall deposit an executed counterpart of this Agreement with Title Company and this Agreement shall serve as instructions to Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.

     (b).........  The parties shall endeavor to conduct the Closing  through an escrow closing pursuant to Subparagraph 4(a) above. If, however, an escrow Closing is not practical, the Closing hereunder shall be held and delivery of all items to be made at the Closing shall be made at the offices of Morrison & Foerster llp, 345 California Street, San Francisco, California 94104, on or before November 15, 1996 (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, Title Company shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close.

     (c).........  At or before the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

          (i)... [Intentionally omitted];

          (ii).. the duly executed and acknowledged Deed;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Bill of Sale;

          (v)... a duly executed Assignment of Service Contracts;

          (vi).. originals of the Leases;

          (vii). duly executed tenant estoppel certificates as required pursuant to Subparagraph 3(a)(iv) above;

          (viii) originals of the Contracts not previously delivered to Buyer;

          (ix).. originals of any and all building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements that are in the possession or control of Seller and/or an affiliate of Seller that have not been previously delivered to Buyer;

          (x)... a FIRPTA affidavit (in the form attached as Exhibit F) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the "Code"), and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

          (xi).. a California Form 590 from Buyer certifying that Seller has a permanent place of business in California or is qualified to do business in California;

          (xii). A signed notice in the form of Exhibit I attached hereto for each of the Tenants (as defined in Paragraph 6 below);

          (xiii) such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Seller as shall be reasonably required by Buyer;

          (xiv). a closing statement in form and content satisfactory to Buyer and Seller; and

          (xv).. any other instruments, records or correspondence called for hereunder which have not previously been delivered.

     Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

     (d).........  At or before the Closing,  Buyer shall deliver or cause to be delivered to Seller the following:

          (i)... a closing statement in form and content satisfactory to Buyer and Seller;

          (ii).. a duly executed Registration Rights Agreement;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Assignment of Service Contracts; and

          (v)... the Cash.

     (e).........  Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder.

     (f).........  With respect to the Property the following  adjustments shall be made, and the following procedures shall be followed:

          (i)... As nearly as practicable prior to the Closing, Buyer and Seller shall prepare a statement for the Property ("Proration Statement") showing prorations for the items set forth below, calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year:

                   (A) rents, including, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant Leases (whether such collection occurs prior to, on or after the Closing Date);

                   (B) real property taxes and assessments;

                   (C) the current installments (only) of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property;

                   (D) water, sewer and utility charges;

                   (E) amounts payable under any Contract that will be continued after the Closing;

                   (F) permits, licenses and/or inspection fees (calculated on the basis of the period covered); and

                   (G)  any  other   expenses   normal  to  the   operation  and
maintenance of the Property.

          (ii).. Buyer shall use commercially reasonable efforts consistent with prudent business practices to collect rents or other amounts payable under the Leases that were delinquent as of the Closing Date and that relate to a period prior to the Closing. To the extent such delinquent rents and other amounts are collected by Buyer, Buyer may deduct from the amount owed to Seller an amount equal to the out-of-pocket third-party collection costs actually incurred by Buyer in collecting such rents and other amounts due to Seller. Any rent or other payment (including percentage rent) collected after the Closing from any tenant which owed rent that was delinquent as of the Closing Date and that relate to a period prior to the Closing shall be applied first, to satisfy such tenant's rent obligations first becoming due and payable in the month in which such rent was paid (or within five (5) days after the date on which such rent was paid), and then to satisfy such delinquent rent obligations (including those that relate to the period after the Closing Date) in the inverse order of maturity. After the Closing, Buyer shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Buyer, in its sole discretion, deems appropriate.

          (iii). At the Closing, Seller shall deliver to Buyer all security deposits, letters of credit and other collateral given to Seller or any of its affiliates or predecessor-in-interest pursuant to any of the Leases, less any portions thereof applied in accordance with the respective Lease (together with a statement regarding such applications).

          (iv).. If any tenants are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any Lease until after the Closing Date, then Buyer shall submit to Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Buyer and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Subparagraph 4(f) , provided that in making such adjustment, the parties shall exclude any Additional Rents arising from increased real property taxes for the Property to the extent such increase is the result of Buyer's purchase of the Property. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this Subparagraph 4(f)(iv), the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          (v)...   Buyer  shall  pay  the   following   costs  of  closing  this
Transaction: (A) the costs of the Buyer's legal counsel, accounting services and engineering and environmental analyses, (B) fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy and
(C) the cost of preparing three (3) years' audited operating statements for the Property to be completed prior to the Closing as required under federal securities laws. All other costs associated with the transaction, (including, but not limited to, any transfer taxes, all survey costs, and fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy) shall be charged against Seller and, provided the Closing occurs, will be deducted from the Purchase Price.

          (vi).. Notwithstanding anything to the contrary contained in this Subparagraph 4(f), if the real property taxes and assessments payable for any period prior to Closing are determined to be more than the amounts prorated herein (in the case of the current year) or paid by Seller (in the case of any prior year), due to a reassessment of the value of the Property or otherwise, Seller and Buyer shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Buyer any increase in the amount of such real property taxes and assessment applicable to any period prior to Closing.

          (vii).    The   obligations   of   Seller   and   Buyer   under   this
Subparagraph 4(f) shall survive the Closing.

5.   [Intentionally Omitted].

6.   Estoppel Certificates

     Seller shall use all reasonable efforts to obtain an estoppel certificate from each tenant of the Property (each, a "Tenant"), dated no earlier than thirty (30) days prior to the Closing Date, substantially in the form of Exhibit H attached hereto, conforming to the most recent rent roll approved by Buyer and alleging no defaults, offsets, or claims against the lessor (the "Estoppel Certificate"). It shall be a condition to Buyer's obligation to close the sale and purchase of the Property that on or before the Closing:

     (a).........  Seller delivers to Buyer an Estoppel Certificate from Tenants occupying seventy-five percent (75%) of the rentable area of the Property, including all tenants occupying more than ten percent (10%) of the rentable area of the Property (collectively, the "Required Tenants"), and, with respect to all other tenants (collectively, the "Non-Required Tenants"), there shall exist no dispute with Seller, which dispute is material to the use, value or economics of the Property, as determined on an individual basis by Buyer in good faith in Buyer's sole discretion (a "Material Non-Required Tenant Dispute") (and Buyer shall be afforded the opportunity to inquire of any Non-Required Tenant which does not provide an Estoppel Certificate as to whether any such dispute exists); or

     (b).........  To the  extent  that  Seller is  unable  to  obtain  Estoppel
Certificates, or any items required to be therein, from the Required Tenants, or to the extent that there is any Material Non-Required Tenant Dispute, Seller shall deliver to Buyer and Buyer may, but shall not be obligated to, accept, on the Closing Date a certification in which Seller warrants and represents to Buyer, with respect to such missing Estoppel Certificates, or any missing items required to be included therein, each item set forth in the Estoppel Certificate attached as Exhibit H for the missing Estoppel Certificates and/or indemnifies Buyer as to any such Material Non-Required Tenant Dispute.

     (c).........  If the  conditions  contained in  Subparagraphs 6(a)  and (b)
above are not satisfied, then Buyer may, by written notice given to Seller before the Closing, elect to waive such conditions or terminate this Agreement.

7.   Seller's Representations and Warranties

     Seller hereby represents and warrants to Buyer as follows:

     (a).........  Seller is a general  partnership  duly  organized and validly existing under the laws of the State of California.

     (b)......... Seller has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

     (c).........  Neither the  execution  and delivery of this  Agreement,  the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of Seller's partnership agreement or any statute, regulation or rule, or, to Seller's knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Seller is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

     (d)......... All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Buyer.

     (e)......... Seller has fee simple title to the Real Property, subject only to the Permitted Exceptions.

     (f).........  There are no adverse or other  parties in  possession  of the
Property, or any part thereof, except Seller and tenants under the Leases. No party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except tenants under the Leases.

     (g).........  Except as set forth on Schedule 7(g),  to Seller's knowledge, there are no material defects with respect to the Real Property, including, without limitation, no material defects in the structural and load-bearing components of the Property, the roof(s), the parking lot(s), the plumbing, heating, air conditioning and electrical and life safety systems, and all such items are in good operating condition and repair.

     (h).........  Except as set forth on Schedule 7(h),  to Seller's knowledge, the use and operation of the Property is in compliance in all material respects with all applicable restrictive covenants, building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations (collectively, "Laws").

     (i).........  Except as set forth on Schedule 7(i),  to Seller's knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, and Seller has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Seller received notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which Seller becomes aware.

     (j).........  All water,  sewer,  gas,  electric,  telephone,  and drainage facilities and all other utilities required, to Seller's knowledge, by law, or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and, to Seller's knowledge, to permit compliance with all Laws.

     (k).........   Seller  has  obtained  all  licenses,   permits,  variances,
approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property.

     (l).........  Except as set forth on Schedule 7(l),  there is no litigation pending or, to Seller's knowledge, threatened, against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

     (m).........  Except as set forth on Schedule 7(m),  at the time of Closing
(i) there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing, and (ii) Seller shall have completed all punch-list items with respect to any tenant improvements constructed by Seller as landlord under the Leases.

     (n)......... Seller knows of no facts nor has Seller failed to disclose any fact which would prevent Buyer from using and operating the Property after Closing in the manner in which the Property is currently operated.

     (o).........  Other than the rights of Tenants,  as tenants only, under the
Leases, Seller has not entered into any purchase contracts, options or other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than Buyer will have acquired or will have any basis to assert any right, title or interest, or right to possession, use, enjoyment or proceeds of all or any portion of the Property. None of the Leases contain any rights to purchase, rights of first offer to purchase, or first refusal to purchase the Property.

     (p)......... To Seller's knowledge, Schedule 7(p) lists all of the tangible
Personal Property.

     (q).........  Attached  hereto as  Exhibit J is a list (the "Rent Roll") of each of the Leases as of the date of this Agreement. Said Rent Roll is complete in all material respects and all information therein is accurate in all material respects as of its date, and there are no Leases or tenancies with respect to the Property or any part thereof except as therein set forth. Except as disclosed on the Rent Roll, no rental under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. Seller is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered.

     (r)......... To Seller's knowledge, each of the Leases, including,  without limitation, any guaranties thereof, is an enforceable Lease and is in full force and effect according to the terms set forth therein, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles. Except as specifically provided on Schedule 7(r) attached hereto or on the Rent Roll, (i) no Tenant under any of the Leases is greater than fifteen (15) days delinquent in the payment of its rental and other sums due, (ii) no Tenant has abandoned or otherwise vacated the Property in violation of any Lease, (iii) to Seller's knowledge, no Tenant or guarantor has filed a voluntary petition in bankruptcy, insolvency or similar proceedings, has been the subject of an involuntary bankruptcy petition, or otherwise been adjudged bankrupt or insolvent in any proceedings filed against such tenant or guarantor; (iv) to Seller's knowledge, no trustee or receiver has been appointed for any Tenant; (v) no written notice has been provided to any tenant notifying the Tenant that it is in default under the Lease which default has not been remedied by such Tenant; and (vi) no Tenant, to Seller's knowledge, is otherwise in default under any of the Leases. Except as otherwise provided in the Lease, to Seller's knowledge, each Tenant is legally required to pay all sums and perform all other material obligations set forth in its respective Lease, without concessions, abatements, offsets or other basis for relief or adjustment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles.

     (s).........  To Seller's knowledge, no material event of default on behalf of Seller, as lessor, exists under any Lease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default by Seller under any Lease. Seller has not received any notice from any Tenant of any offsets, defenses or claims available against rent or other charges payable by such Tenant or other performance or obligations otherwise due from it under any Lease, except as specifically set forth in the Rent Roll and/or the Estoppel Certificates.

     (t).........  No  guarantor of any Lease has been  released or  discharged, voluntarily or involuntarily, from any obligation under or in connection with any Lease or any transaction related thereto.

     (u).........  Seller has not  received  from any Tenant or any other  party written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Estoppel Certificates. The Rent Roll sets forth all security deposits held by Seller.

     (v).........  Except as shown on the Rent Roll, Seller has paid in full any of landlord's leasing costs or obligations, including, without limitation, any costs incurred by Seller in connection with any tenant improvements.

     (w).........  No Tenant has indicated to Seller either orally or in writing its present intent to terminate its Leases prior to expiration of the term of such Lease except as shown on the Estoppel Certificates.

     (x)......... Except as shown on Schedule 7(x),  (A) no brokerage or similar fee is due or unpaid by Seller with respect to the Leases, and (B) no brokerage or similar fee shall be due or payable by Seller after the Closing in connection with the Leases.

     (y).........   All  permits,   governmental  licenses,   registrations  and
approvals with respect to the Property which are necessary or required by law or the rules and regulations of any governmental entity having jurisdiction over the Property or its owner to carry on business as presently conducted
(collectively, the "Licenses"), the lack of which, individually or in the aggregate, would reasonably be likely to have a material adverse effect on the value, use or operation of the Property, are in full force and effect.

     (z)......... Schedule 7(z) attached hereto sets forth a list of all service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property, (such contracts and agreements together with any recorded reciprocal easements agreements are hereinafter referred to, collectively, as the "Contracts"). With respect to each of the Contracts, (i) the Contract is legal, valid, binding, and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) to Seller's knowledge, except for a Contract that is terminable upon thirty (30) day written notice, the Contract will not be adversely affected by the occurrence of the Closing and will be legal, valid, binding, enforceable in accordance with its terms and in full force and effect on identical terms following the consummation of the sale of the Property, (iii) Seller is not, and, to Seller's knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse affect upon Seller, (iv) no event has occurred under the Contract which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to any Contract has repudiated any material provision of the Contract.

     (aa)........ [Intentionally omitted].

     (bb)........  Seller has delivered to Buyer all  environmental  reports and investigations relating to the Property which are available to Seller. A list of such reports and all environmental reports and investigations that have been obtained by Buyer relating to the Property is attached hereto as Schedule 7(bb) (collectively, the "Environmental

Reports"). Except as set forth in the Environmental Reports: (i) to Seller's knowledge, the Property is not, and Seller has not received any written notice that, any real estate in the vicinity of the Property is, in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement (collectively, "Environmental Laws") relating to hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment (collectively, "Hazardous Materials"); (ii) neither Seller nor, to Seller's knowledge, any third party, has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on or under the Property or transported any Hazardous Material over the Property;
(iii) neither Seller, nor to Seller's knowledge, any third party has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws, and to Seller's knowledge there are no storage tanks or wells (whether existing or abandoned) located on or under the Property and to Seller's knowledge no storage tank has been installed on, used on or removed from the Property in violation of any Environmental Laws; (iv) to Seller's knowledge, the Property does not consist of any building materials that contain Hazardous Materials; and (v) no claim, action, suit or proceeding is pending or, to Seller's knowledge, threatened against Seller, before any court or other governmental authority or arbitration tribunal, relating to Hazardous Materials, and there is no outstanding judgment, order, writ, injunction, decree or award against Seller or otherwise having a material adverse effect on the Property with respect to the same.

     (cc)........  The Exhibits and Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Seller or CMC has delivered to Buyer true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of Seller. No representation or warranty by Seller herein and no information disclosed in the Exhibits and Schedules hereto supplied by or on behalf of Seller contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. Seller has no knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse effect on the Property.

     (dd)........  Seller  is not a  "foreign  person"  within  the  meaning  of
Section 1445(f)(3) of the Code.

     (ee)........  Seller  has  provided  a  copy  of  the  representations  and warranties set forth in this Paragraph 7 to the Responsible Individuals (as defined below), and each of the Responsible Individuals has reviewed such copy of the representations and warranties.

     Buyer and Seller hereby agree that (x) except for the representations and warranties of Seller set forth in this Agreement and the documents to be delivered by

Seller to Buyer at Closing (the "Conveyance Documents"), Buyer is purchasing the Property on an "AS IS" basis without relying of any communications that may have been made by Seller or any of Seller's agents or employees, with respect to the Property or Buyer's intended use thereof; (y) the only representations and warranties made with respect to the Property are contained herein and in the Conveyance Documents; and (z) for purposes of this Paragraph 7, "Seller's knowledge" shall be deemed to mean the present actual knowledge of Mr. William W. Geary, Jr., Ms. Janet DaVall or Mr. Ron Lema (the "Responsible Individuals"), which individuals Seller represents and warrants are the employees, partners or officers of Seller or CMC that are most responsible for the operation and management of the Property, without any duty of investigation or inquiry on their part. Without limiting the generality of the foregoing, but subject to Seller's representations and warranties hereunder and in the Conveyance Documents, Buyer shall be solely responsible for determining the condition of the Property, including, but not limited to, the existence or risk of any Hazardous Materials, and all aspects regarding the fees, charges and assessments relating to the Property. For purposes of this Paragraph 7, an item shall be deemed "material" if the reasonably estimated cost or damage incurred by Buyer and/or the diminution of the market value of the Property as a result thereof, individually or in the aggregate, exceeds Twenty-Five Thousand Dollars ($25,000). All representations and warranties set forth in this Paragraph 7 shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.

8.   Representations and Warranties of Buyer

     Buyer hereby represents and warrants to Seller as follows:

     (a).........  Buyer  is a  duly  organized  and  validly  existing  limited partnership in good standing under the laws of the State of California; this Agreement and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject.

     (b).........  Buyer has made (or will make  prior to the  Closing  Date) an independent investigation with regard to the Property and Buyer's intended use thereof, including, without limitation, review and/or approval of matters disclosed pursuant to Paragraph 3(a) above.

     (c).........  There is no  litigation  pending  or, to  Buyer's  knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

     All representations and warranties set forth in this Paragraph 8 shall be true as of the Effective Date and the Closing Date.

9.   Indemnification

     (a).........  Each party  hereby  agrees to  indemnify  the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit given or delivered to the other pursuant to or in connection with this Agreement.

     (b).........  Seller agrees to indemnify  Buyer and its partners and defend and hold Buyer and its partners harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Buyer resulting from or arising out of any personal injury or property damage occurring in, on or under the Property during Seller's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Buyer, its agents, employees or contractors.

     (c).........  Buyer agrees to indemnify  Seller and its partners and defend and hold Seller and its partners harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Seller resulting from or arising out of any personal injury or property damage first occurring in, on or under the Property during Buyer's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Seller, or its agents, employees or contractors.

     (d).........  The  indemnification  provisions  of this  Paragraph 9  shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

10.  Risk of Loss

     (a).........  Minor Loss. Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (i) the cost to repair any such damage or destruction does not exceed ten percent (10%) of the Purchase Price or, in the case of a partial condemnation, the value of the portion of the Property taken does not exceed ten percent (10%) of the Purchase Price; (ii) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible;
(iii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration; and (iv) the insurance carrier has admitted liability for the payment of such costs. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer.

     (b).........  Major Loss. If the cost to repair such damage or  destruction to the Property exceeds ten percent (10%) of the Purchase Price allocated to the Property or, in the case of condemnation, if the value of the portion of the Property taken exceeds ten percent (10%) of the Purchase Price allocated to the Property, then Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller's notice to Buyer of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either (i) elect to terminate this Agreement, or (ii) consummate the purchase of the Property for the full Purchase Price as required by the terms hereof, subject to the credits against the Purchase Price provided below. If Buyer elects to proceed with the purchase of all of the Property, then, upon the Closing, Buyer shall be given a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement. In the event of any damage or destruction of the Property covered by this Paragraph 10(b), the Closing shall be postponed to the date which is five (5) days after Buyer elects to consummate the Purchase of the Property as set forth above.

11.  Inspections

     Prior to the Closing Date, Seller shall afford authorized representatives of Buyer reasonable access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including, without limitation, and the taking of soil borings from the Property; provided, however, that Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of Tenants under the Leases. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Buyer shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

12.  Leases And Other Agreements; Capital Improvements

     (a).........   Except  as  otherwise  contemplated  or  permitted  by  this
Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will cause Seller to operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with their past practices (and without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property), enforce leases in all material respects, pay all costs and expenses of the Property and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business.

     (b).........  Notwithstanding the above terms of this Paragraph 12,  Seller shall not, without the prior written approval of Buyer, take any of the following actions:

          (i)... execute or terminate any lease covering in excess of 5,000 square feet in the case of any lease of industrial space, 2,000 square feet in the case of any lease of office space, or 2,000 square feet in the case of any lease of retail space, or modify or waive any material term thereof; or

          (ii).. except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Seller in excess of Ten Thousand Dollars ($10,000) per annum, or the performance of services by Seller the value of which is in excess of Ten Thousand Dollars ($10,000) per annum.

     (c).........  In  connection  with any new  leases  or Lease  modifications affecting the Property entered into between the Effective Date and the Closing in accordance with Subparagraph 12(b) above, the cost of tenant improvement work and leasing commissions shall be paid solely by Buyer. Seller shall be responsible for the cost of tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date (regardless of when the same are payable), including, without limitation, those leases described on Schedule 12(c) attached hereto, and Seller's obligations with respect thereto shall survive the Closing.

     (d).........  Between the  Effective  Date and the  Closing,  Seller  shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

13.  Cooperation

     Seller and Buyer shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Seller hereby irrevocably authorizes Buyer and its agents to make all inquiries of any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence.

14.  Miscellaneous

     (a)......... Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

                          If to Seller: c/o Carlsberg Management Company
                                        2800 28th Street, Suite 222
                                        Santa Monica, California  90405
                                        Attention:     William W. Geary, Jr.
                                        Telephone:     (310) 450-9696
                                        Fax :          (310) 399-5633

                        With a copy to: Sandler and Rosen
                                        1801 Avenue of the Stars, Suite 510
                                        Los Angeles, California  90067
                                        Attention:  Ming-chu C. Rouse
                                        Telephone:     (310) 277-4411
                                        Fax :          (310) 277-5954

                           If to Buyer: Glenborough Properties, L.P.
                                        400 South El Camino Real
                                        San Mateo, California  94402-1708
                                        Attention:     Frank E. Austin
                                        Telephone:     (415) 343-9300
                                        Fax:           (415) 343-9690

                        With a copy to: Morrison & Foerster llp
                                        345 California Street
                                        San Francisco, California  94104
                                        Attention:     Craig B. Etlin
                                        Telephone:     (415) 677-7000
                                        Fax :          (415) 677-7522
or such other address as either party may from time to time specify in writing to the other.

     (b) Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein, except that Seller acknowledges that it has requested the services of Carlsberg Management Company in connection with this transaction and shall be responsible for paying a commission to Carlsberg Management Company in the amount of three percent (3%) of the Purchase Price if the Closing occurs. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subparagraph shall survive the Closing.

     (c) Successors and Assigns. Subject to the following two (2) sentences, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller (but without the necessity of Seller's consent), to assign its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation hereunder. Seller shall not have the right to assign its interest in this Agreement.

     (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

     (e) Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of twenty-four (24) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of twenty-four (24) months.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     (g) Merger of Prior Agreements. This Agreement and the Exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated October 22, 1996, entered into by and between Buyer and CMC.

     (h)  Enforcement.  If  either  party  hereto  fails to  perform  any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     (i) Time of the Essence. Time is of the essence of this Agreement.

     (j) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     (k) Marketing. Seller agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

     (l) Effective Date. As used herein, the term "Effective Date" shall mean the first date on which both Seller and Buyer shall have executed this Agreement.

     (m) Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other or, in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and Seller, to Buyer's lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

     (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

15.  Acceptance of Agreement by Seller

     This Agreement shall be null and void unless it is accepted by Seller and two fully executed copies hereof are returned to Buyer on or before 5:00 p.m. (P.S.T.) on November 13, 1996.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                            Buyer:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                                   a Maryland corporation,
                                                   General Partner


                                          By:

                                          Its:

                                          Dated:


                                          By:

                                          Its:

                                          Dated:

                            Seller: IHH Partnership,
                                    a California general partnership


                                    By:   ______________________________________
                                                     Howard Kaufman
                                                    General Partner
                                    Dated:______________________________________


                                    By:   ______________________________________
                                                      Irving Azoff
                                                    General Partner
                                    Dated:______________________________________


                                    By:   ______________________________________
                                                      Howard Rose
                                                    General Partner
                                    Dated:______________________________________

Title Company agrees to act as escrow holder in accordance with the terms of this Agreement and to act as the Reporting Person (as such term is defined in this Agreement).

                                            Lawyer's Title Insurance Corporation


                                            By:

                                            Its:

                                            Dated:

                                  Schedule 1(a)

                                  Real Property

                                  Schedule 3(c)

                              Permitted Exceptions

                                  Schedule 3(h)

                               Related Agreements

         All of the following documents are dated as of even date herewith:

         1. Purchase Agreement between Terra Plaza, Ltd., a California limited partnership, and Buyer for the property commonly known as Carlsberg Plaza located at 2633 East Indian Road, Phoenix, Arizona.

         2. Purchase Agreement between Carlsberg Managed Properties Fund, Ltd., a California limited partnership, and Buyer for the property commonly known as Dallidet Professional Center located at 1194 Pacific Street, San Luis Obispo, California.

         3. Purchase Agreement between IHH Partnership, a California general partnership, and Buyer for the property commonly known as Hillcrest Office Building located at 1370 North Brea Boulevard, Fullerton, California.

         4. Purchase Agreement between Tradewinds Office Building, a California general partnership, and Buyer for the property commonly known as Trade Winds Financial Center located at 2266 South Dobson Road, Mesa, Arizona.

         5. Purchase Agreement among Sonora Plaza, Ltd., a California limited partnership, GDA Investment, Ltd., a Florida limited partnership, and Buyer for the property commonly known as Sonora Plaza located at 708-824 East Mono Way, Sonora, California.

         6. Loan Agreement between Carlsberg Properties, Ltd., a California limited partnership, and Buyer for the property commonly known as Grunow Medical Building located at 926 East McDowell Road, Phoenix, Arizona.

         7. Agreement  Concerning  Property  Management  Agreements  executed by
Carlsberg  Management  Company,  a  California   corporation,   and  Glenborough
Corporation, a California corporation.

                                  Schedule 7(g)

                                     Defects

                                  Schedule 7(h)

                                   Violations

                                  Schedule 7(i)

                                   Proceedings

                                  Schedule 7(l)

                                   Litigation

                                  Schedule 7(m)

                              Outstanding Contracts

                                  Schedule 7(p)

                                Personal Property

                                  Schedule 7(r)

                                Lease Exceptions

                                  Schedule 7(x)

                                 Brokerage Fees

                                  Schedule 7(z)

                                    Contracts

                                 Schedule 7(bb)

                              Environmental Reports



         1.







         2. Phase I report dated as of August 13, 1996 prepared by Eckland Consultants at the request of Buyer.

                                 Schedule 12(c)

                          Tenant Improvements Costs and
                 Leasing Commissions -- Seller's Responsibility



                           Suite No.      Tenant
                           225            Jason Shin
                           238, 240       Petrusse-Norris
                           109, 110       North Orange County Escrow (expansion)

                                    Exhibit A

                             [Intentionally Omitted]

                                    Exhibit B

                                   Grant Deed

Recording Requested By:

Lawyer's Title Insurance Corporation
Escrow No. __________

When Recorded Return To:

Morrison & Foerster LLP
345 California Street
San Francisco, California 94104
Attention:  Craig B. Etlin

Mail Tax Statements To:

Glenborough Properties, L.P.
400 South El Camino Real
San Mateo, California  94402-1708
Attention:_____________________

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.


                                   Grant Deed

     For valuable consideration, receipt of which is hereby acknowledged, ________________________, a _____________________ hereby grants to Glenborough
Properties, L.P., a California limited partnership, the real property located in the City of __________, County of _______________, State of California, more particularly described on Exhibit A attached hereto.

     Executed as of this ___ day of November, 1996.

                                            Grantor:   _______________________,
                                                       a _____________________


                                                       By:   _________________

                                                       Its:  _________________
                                [ADD NOTARY FORM]

______________, 1996

________ County Recorder
_______________________
_______________________
_______________________

                  Re:      Request That Statement of Documentary
                           Transfer Tax Not be Recorded

Dear Sir or Madam:

     Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

     The attached deed names _________________,  a ________________, as grantor, and Glenborough Properties, L.P., a California limited partnership, as grantee.

     The property being transferred and described in the attached deed is located in the City of ____________, County of _______________, State of California.

     The amount of Documentary Transfer Tax due on the attached deed is $________ computed on full value of the property conveyed.



                                                       _______________________,
                                                       a _____________________


                                                       By:   _________________

                                                       Its:  _________________

                                    Exhibit C

                              Assignment of Leases

     This Assignment of Leases ("Assignment") dated as of November __, 1996, is entered into by and between
           ,  a
("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                                   Witnesseth:

     Whereas, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as
                                 (the  "Property")  as more fully  described  in
Exhibit A attached hereto, which leases are described in Schedule 1 attached hereto (the "Leases"); and

     Whereas, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     Now, Therefore, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

     2. Assignor warrants and represents that as of the date hereof Schedule 1 includes all of the leases and occupancy agreements affecting the Property. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

     3. Except as otherwise set forth in the Purchase Agreement (as defined in paragraph 5 below), Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the lessor's obligations under the Leases.

     4. Except as set forth in the Purchase Agreement, effective as of the Effective Date, Assignee hereby assumes all of the lessor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the lessor's obligations under the Leases.

     5. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Purchase Agreement between Assignor, as Seller, and Assignee, as Buyer, dated as of November __, 1996 (the "Purchase Agreement").

     6. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     8. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     9. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                               Assignor:                                       ,
                                          a


                                          By:

                                          Its:

                               Assignee:  Glenborough Properties, L.P.,
                                          a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                  Exhibit A to
                                   Assignment
                                    of Leases

                              Property Description

                                  Schedule 1 to
                              Assignment of Leases



                                                      Amendment       Security
Tenants        Premises       Leases         Date      Date(s)        Deposit

                                    Exhibit D

                              Warranty Bill Of Sale

     For  good and  valuable  consideration  the  receipt  of  which  is  hereby
acknowledged,                                                               ,  a
                                                               ("Seller"),  does
hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Buyer"), all personal property owned by Seller and located on or in or used in connection with the Real Property and Improvements (as such terms are defined in that certain Purchase Agreement dated as of November __, 1996, between Seller and Buyer, including, without limitation, those items described in Schedule A attached hereto.

     Seller does hereby represent to Buyer that Seller is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Seller has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

     Dated this _____ day of November __, 1996.

                                    Seller:                                   ,
                                             a


                                             By:

                                             Its:

                                  Schedule A to
                              Warranty Bill of Sale

                                    Exhibit E

                        Assignment of Service Contracts,
                            Warranties and Guaranties
                          and Other Intangible Property

     This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of this _____ day
of  November,   1996,  by
           ,  a
("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee").

     For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

     (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

     (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

     (c) any Intangible Property (as defined in that certain Purchase Agreement dated as of November __, 1996 between Assignor and Assignee (or Assignee's predecessor in interest) (the "Purchase Agreement")).

     Assignor and Assignee further hereby agree and covenant as follows:

     1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     2. Effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     5. This Assignment shall be governed by and construed and in accordance with laws of the State of California.

     6. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                               Assignor:                                      ,
                                          a


                                          By:

                                          Its:

                               Assignee:  Glenborough Properties, L.P.,
                                          a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                  Exhibit A to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                                  Schedule 1 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                               List of Warranties

                                  Schedule 2 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                            List of Service Contracts

                                    Exhibit F

                            Certificate of Transferor
                            other than an Individual
                               (FIRPTA Affidavit)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located in
                                               ,  that withholding of tax is not
required upon the disposition of such U.S. real property interest by
                                               , a
                               ("Transferor"),  the undersigned hereby certifies
the following on behalf of Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is ; and

     3. Transferor's office address is
                 .

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

     Dated: November ____, 1996.




                                             [Individual signature line]

                                             on behalf of

                                                                              ,
                                    Exhibit G

                      Form of Tenant's Estoppel Certificate

Glenborough Properties, L.P. ("Purchaser")
400 S. El Camino Real
San Mateo, California 94402-1708

RE:     Lease Dated                                    ,  and amended
                                      (the "Lease"),  by and between
                                ,  as lessor  ("Lessor"),  and
                           , as lessee ("Lessee"), with respect to certain premises (the "Leased Premises") located at
                                                         (the  "Property").  The
        Leased Premises are comprised of             square feet.

Ladies and Gentlemen:

     The undersigned hereby acknowledges that Purchaser is entering into an agreement to purchase the Property. The undersigned further acknowledges the right of Lessor and Purchaser to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that Purchaser will be purchasing the Property in material reliance on this Certificate.

     Given the foregoing, the undersigned Lessee hereby certifies and represents unto Purchaser, its successors and assigns, with respect to the above-described Lease, a true and correct copy of which is attached as Exhibit A hereto, as follows:

     1. Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no further amendments, modifications or additions to the Lease, written oral;

     2. No Default.  To the best of Lessee's  knowledge,  as of the date hereof:
(i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

     3. Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     4. No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "none")
                             .

     Dated:             , 1996.

                                            "Lessee"




                                            ____________________________________
                                            By: ________________________________
                                            Its:________________________________

                                    Exhibit H

                                    Rent Roll

                                    Exhibit I

                                Notice To Tenants


                                     (Date)

(Name)
(Street Address)
(City, State, Zip Code)

            Re:   (Name of Property)

Dear (Tenant, or address individually to each Tenant):

     Glenborough Properties, L.P., a California limited partnership has acquired the subject property. We are pleased to advise you that, as of November ___, 1996, Glenborough Corporation has been engaged to lease and manage the property.

     Please send your monthly rent and all future remittances to:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

     We value your tenancy and urge you to direct any questions regarding your lease or this letter to (Name of Property Manager) at (Phone Number for Property Manager or Building Property Manager) for (Name of Property).


                                                   Very truly yours,

                                                   Carlsberg Management Company,
                                                   a California corporation,
                                                   Property Manager for (Seller)



                                                   By: _________________________

                                                   Its:_________________________

                               Purchase Agreement

                                 by and between

                           Tradewinds Office Building,
                        a California general partnership,

                                       and

                          Glenborough Properties, L.P.,
                        a California limited partnership,

                          dated as of November __, 1996

                                       for

                          Trade Winds Financial Center
                                  Mesa, Arizona

                                List Of Exhibits

Exhibit A  [Intentionally Omitted]

Exhibit B  Special Warranty Deed

Exhibit C  Assignment of Leases

Exhibit D  Warranty Bill Of Sale

Exhibit E  Assignment of Service Contracts, Warranties and Guaranties
           and Other Intangible Property

Exhibit F  Certificate of Transferor other than an Individual (FIRPTA
           Affidavit)

Exhibit G  Form of Tenant's Estoppel Certificate

Exhibit H  Rent Roll

Exhibit I  Notice To Tenants

                                List Of Schedules

Schedule 1(a)  Real Property

Schedule 2(a)(i)  Loan

Schedule 3(c)  Permitted Exceptions

Schedule 3(h)  Related Agreements

Schedule 7(g)  Defects

Schedule 7(h)  Violations

Schedule 7(i)  Proceedings

Schedule 7(l)  Litigation

Schedule 7(m)  Outstanding Contracts

Schedule 7(p)  Personal Property

Schedule 7(r)  Lease Exceptions

Schedule 7(x)  Brokerage Fees

Schedule 7(z)  Contracts

Schedule 7(aa)  Loan Documents

Schedule 7(bb)  Environmental Reports

Schedule 12(c)  Tenant Improvements Costs and Leasing
                Commissions -- Seller's Responsibility

                               Purchase Agreement

     This Purchase Agreement is dated as of November __, 1996, by and between Tradewinds Office Building, a California general partnership ("Seller"), and Glenborough Properties, L.P., a California limited partnership ("Buyer").

                                    Recitals

     A. Buyer is a California limited partnership whose general partner is Glenborough Realty Trust Incorporated, a Maryland corporation, whose stock is publicly traded on the New York Stock Exchange.

     B. Buyer desires to acquire the Property (as defined in Subparagraph 1(a) below) from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

     Now, Therefore, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Property

     Subject to and upon the terms and conditions hereinafter set forth and the representations and warranties contained herein, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, (a) the real property described in Schedule 1(a) attached hereto, together with any and all buildings and other improvements thereon and, to the extent owned by Seller, or held directly for the benefit of Seller, any interest therein, and any and all rights, privileges and easements appurtenant thereto (the "Real Property"), (b) all of Seller's right, title and interest in and to the Leases listed in Exhibit H attached hereto (the "Leases"), and any and all guarantees of the Leases (the "Lease Rights"), and
(c) all of Seller's right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property (the "Personal Property"), (d) all of Seller's right, title and interest, if any, in and to the following to the extent assignable: the Contracts listed in Schedule 7(z), that certain tax impound account which is held by General American Life Insurance Company in connection with the Loan (as defined in Subparagraph 2(a)(i) below) secured by the Property (the "Loan Reserve"), all general intangibles relating to design, development, operation, management and use of the Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of the Real Property, all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and (e) all of Seller's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos, other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property (such property, together with the property described in clause (d) of this Paragraph 1, is herein called the "Intangible Property"). The term "Property" means all of the Real Property, the Lease Rights, the Personal Property and the Intangible Property.

2.   Purchase Price.

     (a)......... Buyer and Seller agree that the purchase price of the Property shall be One Million Four Hundred Eighty Thousand Dollars ($1,480,000) (the "Purchase Price"), which shall comprise the following components:

          (i)... At the closing of the purchase and sale contemplated herein (the "Closing"), Buyer shall take title to the Property subject to the mortgage or deed of trust (as approved by Buyer) securing the loan (the "Loan") described on Schedule 2(a)(i) attached hereto. At the Closing, Buyer shall receive a credit against the Purchase Price in an amount equal to the amount that would be required to repay the Loan in full (excluding prepayment penalties and accrued interest) as of the Closing Date (as defined in Subparagraph 4(b) below), which is presently estimated to be Five Hundred Eighty Thousand Two Hundred Sixty-Nine and 64/100 Dollars ($580,269.64); and

          (ii).. Immediately available funds ("Cash") to be paid to Seller, in the amount equal to the Purchase Price less the amount of the Loan assumed as of the Closing Date.

     (b).........  Seller  acknowledges and agrees that Buyer may be required to withhold a portion of the Purchase Price pursuant to Section 1445 of the Code (as defined in Subparagraph 4(c)(x) below) or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states. Any amount properly so withheld by Buyer shall be deemed to have been paid by Buyer as part of the Purchase Price, and Seller's obligation to consummate the transactions contemplated herein shall not be excused, reduced, terminated or otherwise affected thereby.

3.   Conditions to Closing

     (a).........  The following  conditions are precedent to Buyer's obligation to purchase the Property (the "Buyer's Conditions Precedent"):

          (i)... The representations and warranties of Seller contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Seller's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date).

          (ii).. At the Closing, Seller shall convey to Buyer (A) fee simple title to the Property identified in Schedule 1(a) by special warranty deed in the form of Exhibit B attached hereto, (B) title to the Lease Rights pursuant to an assignment and assumption of tenant leases in the form of Exhibit C attached hereto (the "Assignment of Leases"), (C) title to the Personal Property pursuant to a bill of sale in the form of Exhibit D attached hereto and (D) an assignment and assumption of service contracts, guaranties and warranties and other intangible property in the form of Exhibit E attached hereto (the "Assignment of Service Contracts").

          (iii). Lawyer's Title Insurance Corporation (the "Title Company") shall be committed to issue at Closing for its extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70) in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to exceptions described on Schedule 3(c) attached hereto (the "Permitted Exceptions"). The foregoing title policy, together with endorsements covering subdivision map act, survey, access, contiguity, no violations of covenants, conditions or restrictions and such other endorsements as Buyer has requested prior to the Effective Date (as defined in Subparagraph 14(l) below), is referred to herein as the "Title Policy." On or before the Closing, Seller shall cause the Title Company to deliver to Buyer a certification that, in issuing the Title Policy, the Title Company has not relied on any representations or indemnities of Seller or any of its affiliates (except as disclosed in such certification). In addition, as a condition to Buyer's obligation to close, Buyer shall be satisfied that, as of the Closing, there is no outstanding financing statement filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property or Seller except for any financing statements approved by Buyer prior to the Effective Date or relating to the Loan.

          (iv).. Seller obtaining and delivering to Buyer the tenant estoppel certificates required under Paragraph 6 below.

          (v)... The physical condition of the Real Property shall be substantially the same on the Closing Date as on the date hereof, reasonable wear and tear and loss by casualty excepted (subject to the provisions of Paragraph 10 below).

          (vi).. All of the property management and leasing brokerage agreements affecting the Property (whether between Seller, Carlsberg Management Company ("CMC") or any other party and such property managers and leasing agents) shall be terminated as of the Closing Date at no cost or expense to Seller.

     The Buyer's Conditions Precedent contained in Subparagraphs 3(a)(i) through 3(a)(vi) are intended solely for the benefit of Buyer. If any of the Buyer's Conditions Precedent is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer's Condition Precedent and proceed with the purchase or terminate this Agreement by written notice to Seller and the Title Company.

     (b)...... The simultaneous closing of all of the transactions  contemplated by the agreements described on Schedule 3(h) attached hereto (the "Related Agreements") with the Closing of this transaction is a condition precedent (the "Mutual Condition Precedent") to both Seller's and Buyer's obligations under this Agreement. The Mutual Condition Precedent is for the benefit of both Seller and Buyer. If the Mutual Condition Precedent is not satisfied, each party shall have the right in its sole discretion, either to waive the Mutual Condition Precedent and proceed with the transaction so long as both of them have waived this condition, or to terminate this Agreement by written notice to the other party and Title Company.

     (c)......  In the event  that any party  having  the right of  cancellation under this  Paragraph 3  does not inform  the other  party and Title  Company in writing of its disapproval of any condition precedent (the "Condition Precedent") for such party's benefit provided in this Paragraph 3 prior to the Closing, such Condition Precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a party shall not be deemed to have waived any claim for breach of any representation or warranty by the other party unless such party has actual knowledge of such breach prior to Closing. For purposes of this Subparagraph 3(c), "actual knowledge" of Buyer shall be deemed to mean the present actual knowledge of Mr. Andrew Batinovich, Mr. Steve Saul or Mr. Frank E. Austin, without any duty of investigation or inquiry on their part, and "actual knowledge" of Seller shall be deemed to mean the present actual knowledge of Mr. William G. Geary, Jr., Ms. Janet DaVall and Mr. Ron Lema, without any duty of investigation or inquiry on their part. Upon termination of this Agreement and the escrow for failure of a Condition Precedent, (i) Buyer shall deliver to Seller copies of any and all soils, geologic, engineering and environmental reports or studies concerning the Property prepared by or on behalf of Seller and (ii) Seller shall bear the cost of any title and escrow cancellation fees.

4.   Closing and Escrow

     (a).........  Upon mutual  execution of this Agreement,  the parties hereto shall deposit an executed counterpart of this Agreement with Title Company and this Agreement shall serve as instructions to Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.

     (b).........  The parties shall endeavor to conduct the Closing  through an escrow closing pursuant to Subparagraph 4(a) above. If, however, an escrow Closing is not practical, the Closing hereunder shall be held and delivery of all items to be made at the Closing shall be made at the offices of Morrison & Foerster llp, 345 California Street, San Francisco, California 94104, on or before November 15, 1996 (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, Title Company shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close.

     (c).........  At or before the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

          (i)... [Intentionally omitted];

          (ii).. the duly executed and acknowledged Deed;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Bill of Sale;

          (v)... a duly executed Assignment of Service Contracts;

          (vi).. originals of the Leases;

          (vii). duly executed tenant estoppel certificates as required pursuant to Subparagraph 3(a)(iv) above;

          (viii) originals of the Contracts not previously delivered to Buyer;

          (ix).. originals of any and all building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements that are in the possession or control of Seller and/or an affiliate of Seller that have not been previously delivered to Buyer;

          (x)... a FIRPTA affidavit (in the form attached as Exhibit F) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the "Code"), and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

          (xi).. such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Seller as shall be reasonably required by Buyer;

          (xii). a signed notice in the form of Exhibit I attached hereto for each of the Tenants (as defined in Paragraph 6 below);

          (xiii) a closing statement in form and content satisfactory to Buyer and Seller; and

          (xiv). any other instruments, records or correspondence called for hereunder which have not previously been delivered.

     Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

     (d).........  At or before the Closing,  Buyer shall deliver or cause to be delivered to Seller the following:

          (i)... a closing statement in form and content satisfactory to Buyer and Seller;

          (ii).. a duly executed Registration Rights Agreement;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Assignment of Service Contracts; and

          (v)... the Cash.

     (e).........  Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder.

     (f).........  With respect to the Property the following  adjustments shall be made, and the following procedures shall be followed: (i)... As nearly as practicable prior to the Closing, Buyer and Seller shall prepare a statement for the Property ("Proration Statement") showing prorations for the items set forth below, calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year:

                   (A) rents, including, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant Leases (whether such collection occurs prior to, on or after the Closing Date);

                   (B) real property taxes and assessments;

                   (C) the current installments (only) of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property;

                   (D) water, sewer and utility charges;

                   (E) amounts payable under any Contract that will be continued after the Closing;

                   (F) permits, licenses and/or inspection fees (calculated on the basis of the period covered);

                   (G) interest on the Loan; and

                   (H)  any  other   expenses   normal  to  the   operation  and
maintenance of the Property.

          (ii).. Buyer shall use commercially reasonable efforts consistent with prudent business practices to collect rents or other amounts payable under the Leases that were delinquent as of the Closing Date and that relate to a period prior to the Closing. To the extent such delinquent rents and other amounts are collected by Buyer, Buyer may deduct from the amount owed to Seller an amount equal to the out-of-pocket third-party collection costs actually incurred by Buyer in collecting such rents and other amounts due to Seller. Any rent or other payment (including percentage rent) collected after the Closing from any tenant which owed rent that was delinquent as of the Closing Date and that relate to a period prior to the Closing shall be applied first, to satisfy such tenant's rent obligations first becoming due and payable in the month in which such rent was paid (or within five (5) days after the date on which such rent was paid), and then to satisfy such delinquent rent obligations (including those that relate to the period after the Closing Date) in the inverse order of maturity. After the Closing, Buyer shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Buyer, in its sole discretion, deems appropriate.

          (iii). At the Closing, Seller shall deliver to Buyer all security deposits, letters of credit and other collateral given to Seller or any of its affiliates or predecessor-in-interest pursuant to any of the Leases, less any portions thereof applied in accordance with the respective Lease (together with a statement regarding such applications).

          (iv).. If any tenants are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any Lease until after the Closing Date, then Buyer shall submit to Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Buyer and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Subparagraph 4(f) , provided that in making such adjustment, the parties shall exclude any Additional Rents arising from increased real property taxes for the Property to the extent such increase is the result of Buyer's purchase of the Property. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this Subparagraph 4(f)(iv), the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          (v)...   Buyer  shall  pay  the   following   costs  of  closing  this
Transaction: (A) the costs of the Buyer's legal counsel, accounting services and engineering and environmental analyses, (B) fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy and
(C) the cost of preparing three (3) years' audited operating statements for the Property to be completed prior to the Closing as required under federal securities laws. All other costs associated with the transaction, (including, but not limited to, any transfer taxes, all survey costs, and fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy) shall be charged against Seller and, provided the Closing occurs, will be deducted from the Purchase Price.

          (vi).. All of Seller's right, title and interest in and to the Loan Reserve shall be assigned to Buyer at Closing, and at the Closing Buyer shall pay to Seller through escrow a sum in cash equal to the balance of the Loan Reserve as of the Closing Date.

          (vii). Notwithstanding anything to the contrary contained in this Subparagraph 4(f), if the real property taxes and assessments payable for any period prior to Closing are determined to be more than the amounts prorated herein (in the case of the current year) or paid by Seller (in the case of any prior year), due to a reassessment of the value of the Property or otherwise, Seller and Buyer shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Buyer any increase in the amount of such real property taxes and assessment applicable to any period prior to Closing.

          (viii)   The    obligations   of   Seller   and   Buyer   under   this
Subparagraph 4(f) shall survive the Closing.

5.   Loan

     (a).........  Buyer may  elect to  attempt,  and  Seller  shall  reasonably cooperate with Buyer in such attempt, to obtain the consent of the lender of the Loan to the transfer of the Property to Buyer, which consent shall confirm for the benefit of Buyer and Seller, the following items with respect to the Loan: the identification of the applicable Loan Documents, the interest rate, the date through which interest is paid, the principal amount outstanding, the maturity date, the monthly payment, the absence of any default relating to the payment of money to the lender, and to such lender's knowledge the absence of any other defaults (the "Lender Consent"); provided, however, that no party shall be obligated to pay any consideration to a lender to obtain such consent except as provided in this Subparagraph 5(a). Each party hereto shall promptly keep the other party informed of its discussions with the lender in connection with the matters described in this Subparagraph 5(a). Notwithstanding anything to the contrary in this Subparagraph 5(a), Buyer may elect by written notice to Seller, to pay the entire outstanding balance of the Loan on or prior to the date which is one hundred eighty (180) days after the Closing Date (the "Loan Payoff Date"), in which case Buyer shall make such payments as stated in such notice at or before the Loan Payoff Date, together with any consideration in the nature of a fee or expense reimbursement (i.e., not a payment which reduces principal) which is required under the terms of a provision that presently exists in the applicable Loan Documents to obtain the Lender Consent, including any and all costs and expenses of the lender's counsel or representatives in connection therewith. If Buyer pays the entire outstanding balance of the Loan on or prior to the Loan Payoff Date, Seller shall pay any prepayment penalties applicable to the Loan payoff.

     (b).........   In  addition,  Seller  hereby  grants  Buyer  the  right  to renegotiate the Loan and to negotiate new loans or loans to replace the existing Loan; provided that (i) Seller incurs no cost or liability in connection therewith (except for any applicable prepayment penalties), (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, Buyer shall use commercially reasonable efforts (but at no additional cost to Buyer) to cause the lender of the Loan to release Seller from all liability under the Loan and the Loan Documents, and (iii) such new loans and modifications to the Loan are not effective until the Closing. The parties shall execute all documents necessary or desirable to evidence or effectuate the modification of the Loan as provided in this Paragraph 5.

     (c)......... The provisions of this Paragraph 5 shall survive the Closing.

6.   Estoppel Certificates

     Seller shall use all reasonable efforts to obtain an estoppel certificate from each tenant of the Property (each, a "Tenant"), dated no earlier than thirty (30) days prior to the Closing Date, substantially in the form of Exhibit H attached hereto, conforming to the most recent rent roll approved by Buyer and alleging no defaults, offsets, or claims against the lessor (the "Estoppel Certificate"). It shall be a condition to Buyer's obligation to close the sale and purchase of the Property that on or before the Closing:

     (a).........  Seller delivers to Buyer an Estoppel Certificate from Tenants occupying seventy-five percent (75%) of the rentable area of the Property, including all tenants occupying more than ten percent (10%) of the rentable area of the Property (collectively, the "Required Tenants"), and, with respect to all other tenants (collectively, the "Non-Required Tenants"), there shall exist no dispute with Seller, which dispute is material to the use, value or economics of the Property, as determined on an individual basis by Buyer in good faith in Buyer's sole discretion (a "Material Non-Required Tenant Dispute") (and Buyer shall be afforded the opportunity to inquire of any Non-Required Tenant which does not provide an Estoppel Certificate as to whether any such dispute exists); or

     (b).........  To the  extent  that  Seller is  unable  to  obtain  Estoppel
Certificates, or any items required to be therein, from the Required Tenants, or to the extent that there is any Material Non-Required Tenant Dispute, Seller shall deliver to Buyer and Buyer may, but shall not be obligated to, accept, on the Closing Date a certification in which Seller warrants and represents to Buyer, with respect to such missing Estoppel Certificates, or any missing items required to be included therein, each item set forth in the Estoppel Certificate attached as Exhibit H for the missing Estoppel Certificates and/or indemnifies Buyer as to any such Material Non-Required Tenant Dispute.

     (c).........  If the  conditions  contained in  Subparagraphs 6(a)  and (b)
above are not satisfied, then Buyer may, by written notice given to Seller before the Closing, elect to waive such conditions or terminate this Agreement.

7.   Seller's Representations and Warranties

     Seller hereby represents and warrants to Buyer as follows:

     (a).........  Seller is a general  partnership  duly  organized and validly existing under the laws of the State of California.

     (b)......... Seller has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

     (c).........  Neither the  execution  and delivery of this  Agreement,  the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of Seller's partnership agreement or any statute, regulation or rule, or, to Seller's knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Seller is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property, other than any due-on-sale provisions in the Loan Documents. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it, other than any due-on-sale provisions in the Loan Documents.

     (d)......... All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Buyer.

     (e)......... Seller has fee simple title to the Real Property, subject only to the Permitted Exceptions.

     (f).........  There are no adverse or other  parties in  possession  of the
Property, or any part thereof, except Seller and tenants under the Leases. No party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except tenants under the Leases.

     (g).........  Except as set forth on Schedule 7(g),  to Seller's knowledge, there are no material defects with respect to the Real Property, including, without limitation, no material defects in the structural and load-bearing components of the Property, the roof(s), the parking lot(s), the plumbing, heating, air conditioning and electrical and life safety systems, and all such items are in good operating condition and repair.

     (h).........  Except as set forth on Schedule 7(h),  to Seller's knowledge, the use and operation of the Property is in compliance in all material respects with all applicable restrictive covenants, building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations (collectively, "Laws").

     (i).........  Except as set forth on Schedule 7(i),  to Seller's knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, and Seller has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Seller received notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which Seller becomes aware.

     (j).........  All water,  sewer,  gas,  electric,  telephone,  and drainage facilities and all other utilities required, to Seller's knowledge, by law, or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and, to Seller's knowledge, to permit compliance with all Laws.

     (k).........   Seller  has  obtained  all  licenses,   permits,  variances,
approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property.

     (l).........  Except as set forth on Schedule 7(l),  there is no litigation pending or, to Seller's knowledge, threatened, against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

     (m).........  Except as set forth on Schedule 7(m),  at the time of Closing
(i) there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing, and (ii) Seller shall have completed all punch-list items with respect to any tenant improvements constructed by Seller as landlord under the Leases.

     (n)......... Seller knows of no facts nor has Seller failed to disclose any fact which would prevent Buyer from using and operating the Property after Closing in the manner in which the Property is currently operated.

     (o).........  Other than the rights of Tenants,  as tenants only, under the
Leases, Seller has not entered into any purchase contracts, options or other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than Buyer will have acquired or will have any basis to assert any right, title or interest, or right to possession, use, enjoyment or proceeds of all or any portion of the Property. None of the Leases contain any rights to purchase, rights of first offer to purchase, or first refusal to purchase the Property.

     (p)......... To Seller's knowledge, Schedule 7(p) lists all of the tangible
Personal Property.

     (q).........  Attached  hereto as  Exhibit J is a list (the "Rent Roll") of each of the Leases as of the date of this Agreement. Said Rent Roll is complete in all material respects and all information therein is accurate in all material respects as of its date, and there are no Leases or tenancies with respect to the Property or any part thereof except as therein set forth. Except as disclosed on the Rent Roll, no rental under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. Seller is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered, except in connection with the Loan.

     (r)......... To Seller's knowledge, each of the Leases, including,  without limitation, any guaranties thereof, is an enforceable Lease and is in full force and effect according to the terms set forth therein, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles. Except as specifically provided on Schedule 7(r) attached hereto or on the Rent Roll, (i) no Tenant under any of the Leases is greater than fifteen (15) days delinquent in the payment of its rental and other sums due, (ii) no Tenant has abandoned or otherwise vacated the Property in violation of any Lease, (iii) to Seller's knowledge, no Tenant or guarantor has filed a voluntary petition in bankruptcy, insolvency or similar proceedings, has been the subject of an involuntary bankruptcy petition, or otherwise been adjudged bankrupt or insolvent in any proceedings filed against such tenant or guarantor; (iv) to Seller's knowledge, no trustee or receiver has been appointed for any Tenant; (v) no written notice has been provided to any tenant notifying the Tenant that it is in default under the Lease which default has not been remedied by such Tenant; and (vi) no Tenant, to Seller's knowledge, is otherwise in default under any of the Leases. Except as otherwise provided in the Lease, to Seller's knowledge, each Tenant is legally required to pay all sums and perform all other material obligations set forth in its respective Lease, without concessions, abatements, offsets or other basis for relief or adjustment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles.

     (s).........  To Seller's knowledge, no material event of default on behalf of Seller, as lessor, exists under any Lease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default by Seller under any Lease. Seller has not received any notice from any Tenant of any offsets, defenses or claims available against rent or other charges payable by such Tenant or other performance or obligations otherwise due from it under any Lease, except as specifically set forth in the Rent Roll and/or the Estoppel Certificates.

     (t).........  No  guarantor of any Lease has been  released or  discharged, voluntarily or involuntarily, from any obligation under or in connection with any Lease or any transaction related thereto.

     (u).........  Seller has not  received  from any Tenant or any other  party written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Estoppel Certificates. The Rent Roll sets forth all security deposits held by Seller.

     (v).........  Except as shown on the Rent Roll, Seller has paid in full any of landlord's leasing costs or obligations, including, without limitation, any costs incurred by Seller in connection with any tenant improvements.

     (w).........  No Tenant has indicated to Seller either orally or in writing its present intent to terminate its Leases prior to expiration of the term of such Lease except as shown on the Estoppel Certificates.

     (x)......... Except as shown on Schedule 7(x),  (A) no brokerage or similar fee is due or unpaid by Seller with respect to the Leases, and (B) no brokerage or similar fee shall be due or payable by Seller after the Closing in connection with the Leases.

     (y).........   All  permits,   governmental  licenses,   registrations  and
approvals with respect to the Property which are necessary or required by law or the rules and regulations of any governmental entity having jurisdiction over the Property or its owner to carry on business as presently conducted
(collectively, the "Licenses"), the lack of which, individually or in the aggregate, would reasonably be likely to have a material adverse effect on the value, use or operation of the Property, are in full force and effect.

     (z)......... Schedule 7(z) attached hereto sets forth a list of all service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property, (such contracts and agreements together with any recorded reciprocal easements agreements are hereinafter referred to, collectively, as the "Contracts"). With respect to each of the Contracts, (i) the Contract is legal, valid, binding, and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) to Seller's knowledge, except for a Contract that is terminable upon thirty (30) day written notice, the Contract will not be adversely affected by the occurrence of the Closing and will be legal, valid, binding, enforceable in accordance with its terms and in full force and effect on identical terms following the consummation of the sale of the Property, (iii) Seller is not, and, to Seller's knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse affect upon Seller, (iv) no event has occurred under the Contract which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to any Contract has repudiated any material provision of the Contract.

     (aa)........  Schedule 7(aa) attached hereto sets forth a list of all notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by Seller and all amendments, modifications and supplements thereto (collectively the "Loan Documents") in connection with the Loan and all matters in connection with the Loan set forth therein and certain factual information with respect to the Loan. With respect to each of the Loan Documents, (i) the Loan Document is legal, valid, binding and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) Seller is not, and to Seller's knowledge, no other party to the Loan Document is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse effect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination, modification or acceleration under the Loan Document which would have a material adverse affect upon Seller other than the sale of the Property contemplated herein, (iii) to Seller's knowledge, no event has occurred under the Loan Document which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to the Loan Document has repudiated any material provision of the Loan Document.

     (bb)........  Seller has delivered to Buyer all  environmental  reports and investigations relating to the Property which are available to Seller. A list of such reports and all environmental reports and investigations that have been obtained by Buyer relating to the Property is attached hereto as Schedule 7(bb) (collectively, the "Environmental Reports"). Except as set forth in the Environmental Reports: (i) to Seller's knowledge, the Property is not, and Seller has not received any written notice that, any real estate in the vicinity of the Property is, in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement (collectively, "Environmental Laws") relating to hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment (collectively, "Hazardous Materials"); (ii) neither Seller nor, to Seller's knowledge, any third party, has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on or under the Property or transported any Hazardous Material over the Property; (iii) neither Seller, nor to Seller's knowledge, any third party has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws, and to Seller's knowledge there are no storage tanks or wells (whether existing or abandoned) located on or under the Property and to Seller's knowledge no storage tank has been installed on, used on or removed from the Property in violation of any Environmental Laws; (iv) to Seller's knowledge, the Property does not consist of any building materials that contain Hazardous Materials; and (v) no claim, action, suit or proceeding is pending or, to Seller's knowledge, threatened against Seller, before any court or other governmental authority or arbitration tribunal, relating to Hazardous Materials, and there is no outstanding judgment, order, writ, injunction, decree or award against Seller or otherwise having a material adverse effect on the Property with respect to the same.

     (cc)........  The Exhibits and Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Seller or CMC has delivered to Buyer true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of Seller. No representation or warranty by Seller herein and no information disclosed in the Exhibits and Schedules hereto supplied by or on behalf of Seller contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. Seller has no knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse effect on the Property.

     (dd)........  Seller  is not a  "foreign  person"  within  the  meaning  of
Section 1445(f)(3) of the Code.

     (ee)........  Seller  has  provided  a  copy  of  the  representations  and warranties set forth in this Paragraph 7 to the Responsible Individuals (as defined below), and each of the Responsible Individuals has reviewed such copy of the representations and warranties.

     Buyer and Seller hereby agree that (x) except for the representations and warranties of Seller set forth in this Agreement and the documents to be delivered by Seller to Buyer at Closing (the "Conveyance Documents"), Buyer is purchasing the Property on an "AS IS" basis without relying of any communications that may have been made by Seller or any of Seller's agents or employees, with respect to the Property or Buyer's intended use thereof; (y) the only representations and warranties made with respect to the Property are contained herein and in the Conveyance Documents; and (z) for purposes of this Paragraph 7, "Seller's knowledge" shall be deemed to mean the present actual knowledge of Mr. William W. Geary, Jr., Ms. Janet DaVall or Mr. Ron Lema (the "Responsible Individuals"), which individuals Seller represents and warrants are the employees, partners or officers of Seller or CMC that are most responsible for the operation and management of the Property, without any duty of investigation or inquiry on their part. Without limiting the generality of the foregoing, but subject to Seller's representations and warranties hereunder and in the Conveyance Documents, Buyer shall be solely responsible for determining the condition of the Property, including, but not limited to, the existence or risk of any Hazardous Materials, and all aspects regarding the fees, charges and assessments relating to the Property. For purposes of this Paragraph 7, an item shall be deemed "material" if the reasonably estimated cost or damage incurred by Buyer and/or the diminution of the market value of the Property as a result thereof, individually or in the aggregate, exceeds Twenty-Five Thousand Dollars ($25,000). All representations and warranties set forth in this Paragraph 7 shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.

8.   Representations and Warranties of Buyer

     Buyer hereby represents and warrants to Seller as follows:

     (a).........  Buyer  is a  duly  organized  and  validly  existing  limited partnership in good standing under the laws of the State of California; this Agreement and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject.

     (b).........  Buyer has made (or will make  prior to the  Closing  Date) an independent investigation with regard to the Property and Buyer's intended use thereof, including, without limitation, review and/or approval of matters disclosed pursuant to Paragraph 3(a) above.

     (c).........  There is no  litigation  pending  or, to  Buyer's  knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

     All representations and warranties set forth in this Paragraph 8 shall be true as of the Effective Date and the Closing Date.

9.   Indemnification

     (a).........  Each party  hereby  agrees to  indemnify  the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit given or delivered to the other pursuant to or in connection with this Agreement.

     (b).........  Seller agrees to indemnify  Buyer and its partners and defend and hold Buyer and its partners harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Buyer resulting from or arising out of (i) any personal injury or property damage occurring in, on or under the

Property during Seller's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Buyer, its agents, employees or contractors; and (ii) the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower prior to the Closing Date (other than the obligation to obtain the lender's consent for the sale of the Property contemplated herein).

     (c).........  Buyer agrees to indemnify  Seller and its partners and defend and hold Seller and its partners harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Seller resulting from or arising out of (i) any personal injury or property damage first occurring in, on or under the Property during Buyer's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Seller, or its agents, employees or contractors, and (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower after the Closing Date.

     (d).........  The  indemnification  provisions  of this  Paragraph 9  shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

10.  Risk of Loss

     (a).........  Minor Loss. Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (i) the cost to repair any such damage or destruction does not exceed ten percent (10%) of the Purchase Price or, in the case of a partial condemnation, the value of the portion of the Property taken does not exceed ten percent (10%) of the Purchase Price; (ii) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible;
(iii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration; and (iv) the insurance carrier has admitted liability for the payment of such costs; and (v) the Loan on the Property in question is not accelerated or defaulted by reason of such casualty or condemnation. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer.

     (b).........  Major Loss. If the cost to repair such damage or  destruction to the Property exceeds ten percent (10%) of the Purchase Price allocated to the Property or, in the case of condemnation, if the value of the portion of the Property taken exceeds ten percent (10%) of the Purchase Price allocated to the Property, then Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller's notice to Buyer of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either (i) elect to terminate this Agreement, or (ii) consummate the purchase of the Property for the full Purchase Price as required by the terms hereof, subject to the credits against the Purchase Price provided below. If Buyer elects to proceed with the purchase of all of the Property, then, upon the Closing, Buyer shall be given a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement. In the event of any damage or destruction of the Property covered by this Paragraph 10(b), the Closing shall be postponed to the date which is five (5) days after Buyer elects to consummate the Purchase of the Property as set forth above.

11.  Inspections

     Prior to the Closing Date, Seller shall afford authorized representatives of Buyer reasonable access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including, without limitation, and the taking of soil borings from the Property; provided, however, that Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of Tenants under the Leases. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Buyer shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

12.  Leases And Other Agreements; Capital Improvements

     (a).........   Except  as  otherwise  contemplated  or  permitted  by  this
Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will cause Seller to operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with their past practices (and without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property, enforce leases in all material respects, pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business.

     (b).........  Notwithstanding the above terms of this Paragraph 12,  Seller shall not, without the prior written approval of Buyer, take any of the following actions:

          (i)... execute or terminate any lease covering in excess of 5,000 square feet in the case of any lease of industrial space, 2,000 square feet in the case of any lease of office space, or 2,000 square feet in the case of any lease of retail space, or modify or waive any material term thereof;

          (ii).. except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Seller in excess of Ten Thousand Dollars ($10,000) per annum, or the performance of services by Seller the value of which is in excess of Ten Thousand Dollars ($10,000) per annum; or

          (iii). waive or modify any material term under any Loan Document.

     (c).........  In  connection  with any new  leases  or Lease  modifications affecting the Property entered into between the Effective Date and the Closing in accordance with Subparagraph 12(b) above, the cost of tenant improvement work and leasing commissions shall be paid solely by Buyer. Seller shall be responsible for the cost of tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date (regardless of when the same are payable), including, without limitation, those leases described on Schedule 12(c) attached hereto, and Seller's obligations with respect thereto shall survive the Closing.

     (d).........  Between the  Effective  Date and the  Closing,  Seller  shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

13.  Cooperation

     Seller and Buyer shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Seller hereby irrevocably authorizes Buyer and its agents to make all inquiries of any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence.

14.  Miscellaneous

     (a)......... Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

                          If to Seller: c/o Carlsberg Management Company
                                        2800 28th Street, Suite 222
                                        Santa Monica, California  90405
                                        Attention:     William W. Geary, Jr.
                                        Telephone:     (310) 450-9696
                                        Fax :          (310) 399-5633

                        With a copy to: Sandler and Rosen
                                        1801 Avenue of the Stars, Suite 510
                                        Los Angeles, California  90067
                                        Attention:  Ming-chu C. Rouse
                                        Telephone:     (310) 277-4411
                                        Fax :          (310) 277-5954

                           If to Buyer: Glenborough Properties, L.P.
                                        400 South El Camino Real
                                        San Mateo, California  94402-1708
                                        Attention:     Frank E. Austin
                                        Telephone:     (415) 343-9300
                                        Fax:           (415) 343-9690

                        With a copy to: Morrison & Foerster llp
                                        345 California Street
                                        San Francisco, California  94104
                                        Attention:     Craig B. Etlin
                                        Telephone:     (415) 677-7000
                                        Fax :          (415) 677-7522

or such other address as either party may from time to time specify in writing to the other.

     (b) Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein, except that Seller acknowledges that it has requested the services of Carlsberg

Management Company in connection with this transaction and shall be responsible for paying a commission to Carlsberg Management Company in the amount of four percent (4%) of the Purchase Price if the Closing occurs. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subparagraph shall survive the Closing.

     (c) Successors and Assigns. Subject to the following two (2) sentences, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller (but without the necessity of Seller's consent), to assign its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation hereunder. Seller shall not have the right to assign its interest in this Agreement.

     (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

     (e) Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of twenty-four (24) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of twenty-four (24) months.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties recognize that, since the Property is located in the State of Arizona, it may be necessary for the parties to comply with certain aspects of the laws of such state in order to consummate the purchase and sale of the Property. The parties agree to comply with such other laws to the extent necessary to consummate the purchase and sale of the Property, provided that it is the parties' intent that the provisions of this Agreement and the Related Purchase Agreements be applied to each Property described in this Agreement and the Related Purchase Agreements in a manner which results in the greatest consistency possible. For this reason, and because a large number of properties described in the Related Purchase Agreements are located in the State of California, the parties have agreed that California law shall govern with respect to the purchase and sale of the Property to the greatest extent possible.

     (g) Merger of Prior Agreements. This Agreement and the Exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated October 22, 1996, entered into by and between Buyer and CMC.

     (h)  Enforcement.  If  either  party  hereto  fails to  perform  any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     (i) Time of the Essence. Time is of the essence of this Agreement.

     (j) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     (k) Marketing. Seller agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

     (l) Effective Date. As used herein, the term "Effective Date" shall mean the first date on which both Seller and Buyer shall have executed this Agreement.

     (m) Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other or, in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and Seller, to Buyer's lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

     (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

15.  Acceptance of Agreement by Seller

     This Agreement shall be null and void unless it is accepted by Seller and two fully executed copies hereof are returned to Buyer on or before 5:00 p.m. (P.S.T.) on November 13, 1996.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                            Seller: Tradewinds Office Building,
                                    a California limited partnership


                                    By:
                                                 Charles E. Kunz,
                                                 General Partner

                                    Dated:

                            Buyer:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                          a Maryland corporation,
                                          General Partner


                                          By:

                                          Its:

                                          Dated:


                                          By:

                                          Its:

                                          Dated:

Title Company agrees to act as escrow holder in accordance with the terms of this Agreement and to act as the Reporting Person (as such term is defined in this Agreement).

                                            Lawyer's Title Insurance Corporation


                                            By:

                                            Its:

                                            Dated:

                                  Schedule 1(a)

                                  Real Property

                                Schedule 2(a)(i)

                                      Loan

     Secured loan in the original principal amount of Two Million Dollars ($2,000,000) extended by General American Life Insurance Company, a Missouri corporation ("GALIC"), to Seller, successor-in-interest to Dobson Road, Ltd., a California limited partnership ("Dobson"), successor-in-interest to Allan Fuller and Liane Fuller (collectively, the "Fullers").

                                  Schedule 3(c)

                              Permitted Exceptions

                                  Schedule 3(h)

                               Related Agreements

         All of the following documents are dated as of even date herewith:

         1. Purchase Agreement between Terra Plaza, Ltd., a California limited partnership, and Buyer for the property commonly known as Carlsberg Plaza located at 2633 East Indian Road, Phoenix, Arizona.

         2. Purchase Agreement between Carlsberg Managed Properties Fund, Ltd., a California limited partnership, and Buyer for the property commonly known as Dallidet Professional Center located at 1194 Pacific Street, San Luis Obispo, California.

         3. Purchase Agreement between IHH Partnership, a California general partnership, and Buyer for the property commonly known as Hillcrest Office Building located at 1370 North Brea Boulevard, Fullerton, California.

         4. Purchase Agreement between Tradewinds Office Building, a California general partnership, and Buyer for the property commonly known as Trade Winds Financial Center located at 2266 South Dobson Road, Mesa, Arizona.

         5. Purchase Agreement among Sonora Plaza, Ltd., a California limited partnership, GDA Investment, Ltd., a Florida limited partnership, and Buyer for the property commonly known as Sonora Plaza located at 708-824 East Mono Way, Sonora, California.

         6. Loan Agreement between Carlsberg Properties, Ltd., a California limited partnership, and Buyer for the property commonly known as Grunow Medical Building located at 926 East McDowell Road, Phoenix, Arizona.

         7. Agreement  Concerning  Property  Management  Agreements  executed by
Carlsberg  Management  Company,  a  California   corporation,   and  Glenborough
Corporation, a California corporation.

The documents described as items 1 through 5 above, other than this Agreement, are called the "Related Purchase Agreements."

                                  Schedule 7(g)

                                     Defects

                                  Schedule 7(h)

                                   Violations

                                  Schedule 7(i)

                                   Proceedings

                                  Schedule 7(l)

                                   Litigation

                                  Schedule 7(m)

                              Outstanding Contracts

                                  Schedule 7(p)

                                Personal Property

                                  Schedule 7(r)

                                Lease Exceptions

                                  Schedule 7(x)

                                 Brokerage Fees

                                  Schedule 7(z)

                                    Contracts

                                 Schedule 7(aa)

                                 Loan Documents

         1. First Mortgage Amortized Payment Note in the original principal amount of Two Million Dollars ($2,000,000) dated as of May 9, 1986, by Allan Fuller and Liane Fuller (collectively, the "Fullers") in favor of General American Life Insurance Company, a Missouri corporation ("GALIC").

         2. Deed of Trust (Arizona) dated as of May 9, 1986, executed by the Fullers for the benefit of GALIC and recorded on May 14, 1986 in the Official Records ("Official Records") of Maricopa County, Arizona, as Document No. 86-238436.

         3. Note and Deed of Trust Revision Agreement dated as of April 1, 1992, executed by and between GALIC and Dobson Road, Ltd., a California limited partnership ("Dobson"), and recorded on May 11, 1992 in the Official Records as Document No. 92-253189.

         4.  Second  Note  and  Deed of  Trust  Revision  Agreement  dated as of
February 1, 1993, executed by and between GALIC and Dobson and recorded on December 8, 1993 in the Official Records as Document No. 93-0857603.





                               Factual Information


         Date of last payment: November 6, 1996

         Outstanding principal balance as of November 1, 1996: $580,269.64

         Per diem accrual of interest since November 1, 1996: $128.95

         Amount of last payment: $6,647.00

         Real Estate Tax Impound Balance: $2,385.99

                                 Schedule 7(bb)

                              Environmental Reports



         1. Phase I report dated as of August 8, 1996 prepared by Eckland Consultants at the request of Buyer.

                                 Schedule 12(c)

                          Tenant Improvements Costs and
                 Leasing Commissions -- Seller's Responsibility

                                      None.

                                    Exhibit A

                             [Intentionally Omitted]

                                    Exhibit B

                              Special Warranty Deed


When Recorded Return To:

Morrison & Foerster LLP
345 California Street
San Francisco, California 94104
Attention:  Craig B. Etlin
--------------------------------------------------------------------------------
                   (Space above this line for Recorder's use)

                              Special Warranty Deed

     For the  consideration of Ten Dollars,  and other valuable  considerations,
the undersigned,                                                               a
                                                              ("Grantor"),  does
hereby convey to Glenborough Properties, L.P., a California limited partnership ("Grantee"), the following described real property situated in
             County, Arizona, and more particularly described on Exhibit A attached hereto and by this reference made a party hereof, together with all rights and privileges appurtenant thereto; subject however, to all taxes and other assessments, reservations in patents and all easements, rights of way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities as may appear of record.

     Grantor hereby binds itself and its successors to warrant and defend the title, as against all acts of the Grantor herein and no other, subject to the maters above set forth.

     Dated this _____ day of November, 1996.

                                            Grantor:   ________________________,
                                                       a _______________________


                                                       By:   ___________________

                                                       Its:  ___________________
                                [Add Notary Form]

                                    Exhibit C

                              Assignment of Leases

     This Assignment of Leases ("Assignment") dated as of November __, 1996, is entered into by and between
           ,  a
("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                                   Witnesseth:

     Whereas, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as
                                 (the  "Property")  as more fully  described  in
Exhibit A attached hereto, which leases are described in Schedule 1 attached hereto (the "Leases"); and

     Whereas, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     Now, Therefore, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

     2. Assignor warrants and represents that as of the date hereof Schedule 1 includes all of the leases and occupancy agreements affecting the Property. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

     3. Except as otherwise set forth in the Purchase Agreement (as defined in paragraph 5 below), Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the lessor's obligations under the Leases.

     4. Except as set forth in the Purchase Agreement, effective as of the Effective Date, Assignee hereby assumes all of the lessor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the lessor's obligations under the Leases.

     5. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Purchase Agreement between Assignor, as Seller, and Assignee, as Buyer, dated as of November __, 1996 (the "Purchase Agreement").

     6. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     8. This Assignment shall be governed by and construed in accordance with the laws of the State of California. The parties recognize that, since the Property is located in the State of Arizona, it may be necessary for the parties to comply with certain aspects of the laws of such state in order to consummate the transactions contemplated herein. The parties agree to comply with such other laws to the extent necessary to consummate the transactions contemplated herein, provided that it is the parties' intent that the provisions of this Assignment and the Related Purchase Agreements (as defined in the Purchase Agreement) be applied to the transactions contemplated in this Assignment and the Related Purchase Agreements in a manner which results in the greatest consistency possible. For this reason, and because a large number of properties described in the Related Purchase Agreements are located in the State of California, the parties have agreed that California law shall govern with respect to the transactions contemplated herein to the greatest extent possible.

     9. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                        Assignor:                                              ,
                                   a


                                   By:

                                   Its:

                        Assignee:  Glenborough Properties, L.P.,
                                   a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                  Exhibit A to
                                   Assignment
                                    of Leases

                              Property Description

                                  Schedule 1 to
                              Assignment of Leases


                                                      Amendment       Security
Tenants        Premises       Leases         Date      Date(s)        Deposit

                                    Exhibit D

                              Warranty Bill Of Sale

     For  good and  valuable  consideration  the  receipt  of  which  is  hereby
acknowledged,                                                               ,  a
                                                               ("Seller"),  does
hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Buyer"), all personal property owned by Seller and located on or in or used in connection with the Real Property and Improvements (as such terms are defined in that certain Purchase Agreement dated as of November __, 1996, between Seller and Buyer), including, without limitation, those items described in Schedule A attached hereto.

     Seller does hereby represent to Buyer that Seller is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Seller has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

     Dated this _____ day of November __, 1996.

                                    Seller:                                    ,
                                             a


                                             By:

                                             Its:

                                  Schedule A to
                              Warranty Bill of Sale

                                    Exhibit E

                        Assignment of Service Contracts,
                            Warranties and Guaranties
                          and Other Intangible Property

     This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of this _____ day
of  November,   1996,  by
           ,  a
("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee").

     For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

     (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

     (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

     (c) any Intangible Property (as defined in that certain Purchase Agreement dated as of November __, 1996 between Assignor and Assignee (or Assignee's predecessor in interest) (the "Purchase Agreement")).

     Assignor and Assignee further hereby agree and covenant as follows:

     1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     2. Effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     5. This Assignment shall be governed by and construed and in accordance with laws of the State of California. The parties recognize that, since the Property is located in the State of Arizona, it may be necessary for the parties to comply with certain aspects of the laws of such state in order to consummate the transactions contemplated herein. The parties agree to comply with such other laws to the extent necessary to consummate the transactions contemplated herein, provided that it is the parties' intent that the provisions of this Assignment and the Related Purchase Agreements (as defined in the Purchase Agreement) be applied to the transactions contemplated in this Assignment and the Related Purchase Agreements in a manner which results in the greatest consistency possible. For this reason, and because a large number of properties described in the Related Purchase Agreements are located in the State of California, the parties have agreed that California law shall govern with respect to the transactions contemplated herein to the greatest extent possible.

     6. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                        Assignor:                                             ,
                                   a


                                   By:

                                   Its:

                        Assignee:  Glenborough Properties, L.P.,
                                   a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                          Dated:

                                  Exhibit A to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                                  Schedule 1 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                               List of Warranties

                                  Schedule 2 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                            List of Service Contracts

                                    Exhibit F

                            Certificate of Transferor
                            other than an Individual
                               (FIRPTA Affidavit)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located in
                                               ,  that withholding of tax is not
required upon the disposition of such U.S. real property interest by
                                               , a
                               ("Transferor"),  the undersigned hereby certifies
the following on behalf of Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is ; and

     3. Transferor's office address is
                 .

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

     Dated: November ____, 1996.




                                             [Individual signature line]

                                             on behalf of

                                                                               ,
                                             a

                                    Exhibit G

                      Form of Tenant's Estoppel Certificate

Glenborough Properties, L.P. ("Purchaser")
400 S. El Camino Real
San Mateo, California 94402-1708

RE:     Lease Dated                                    ,  and amended
                                      (the "Lease"),  by and between
                                ,  as lessor  ("Lessor"),  and
                           , as lessee ("Lessee"), with respect to certain premises (the "Leased Premises") located at
                                                         (the  "Property").  The
        Leased Premises are comprised of             square feet.

Ladies and Gentlemen:

     The undersigned hereby acknowledges that Purchaser is entering into an agreement to purchase the Property. The undersigned further acknowledges the right of Lessor and Purchaser to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that Purchaser will be purchasing the Property in material reliance on this Certificate.

     Given the foregoing, the undersigned Lessee hereby certifies and represents unto Purchaser, its successors and assigns, with respect to the above-described Lease, a true and correct copy of which is attached as Exhibit A hereto, as follows:

     1. Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no further amendments, modifications or additions to the Lease, written oral;

     2. No Default.  To the best of Lessee's  knowledge,  as of the date hereof:
(i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

     3. Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     4. No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "none")
                             .

                                    Lessee:


                                             By:

                                             Its:

                                             Dated:

                                    Exhibit H

                                    Rent Roll

                                    Exhibit I

                                Notice To Tenants

                                     (Date)

(Name)
(Street Address)
(City, State, Zip Code)

            Re:   (Name of Property)

Dear (Tenant, or address individually to each Tenant):

     Glenborough Properties, L.P., a California limited partnership has acquired the subject property. We are pleased to advise you that, as of November ___, 1996, Glenborough Corporation has been engaged to lease and manage the property.

     Please send your monthly rent and all future remittances to:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

     We value your tenancy and urge you to direct any questions regarding your lease or this letter to (Name of Property Manager) at (Phone Number for Property Manager or Building Property Manager) for (Name of Property).


                                                   Very truly yours,

                                                   Carlsberg Management Company,
                                                   a California corporation,
                                                   Property Manager for (Seller)



                                                   By:  ________________________

                                                   Its: ________________________

                               Purchase Agreement

                                  by and among

                             GDA Investments, Ltd.,
                         a Florida limited partnership,

                               Sonora Plaza, Ltd.,
                        a California limited partnership,

                                       and

                          Glenborough Properties, L.P.,
                        a California limited partnership,

                          dated as of November __, 1996

                                       for

                                  Sonora Plaza
                               Sonora, California

                                List Of Exhibits

Exhibit A  [Intentionally Omitted]

Exhibit B  Grant Deed

Exhibit C  Assignment of Leases

Exhibit D  Warranty Bill Of Sale

Exhibit E  Assignment of Service Contracts, Warranties and Guaranties
           and Other Intangible Property

Exhibit F  Certificate of Transferor other than an Individual (FIRPTA
           Affidavit)

Exhibit G  Form of Tenant's Estoppel Certificate

Exhibit H  Rent Roll

Exhibit I  Notice To Tenants

                                List Of Schedules

Schedule 1(a)  Real Property

Schedule 2(a)(i)  Loan

Schedule 3(c)  Permitted Exceptions

Schedule 3(h)  Related Agreements

Schedule 7(g)  Defects

Schedule 7(h)  Violations

Schedule 7(i)  Proceedings

Schedule 7(l)  Litigation

Schedule 7(m)  Outstanding Contracts

Schedule 7(p)  Personal Property

Schedule 7(r)  Lease Exceptions

Schedule 7(x)  Brokerage Fees

Schedule 7(z)  Contracts

Schedule 7(aa)  Loan Documents

Schedule 7(bb)  Environmental Reports

Schedule 12(c)  Tenant Improvements Costs and Leasing
                Commissions -- Seller's Responsibility

                               Purchase Agreement

     This Purchase Agreement is dated as of November __, 1996, by and among GDA Investments, Ltd., a Florida limited partnership ("GDA"), and Sonora Plaza, Ltd., a California limited partnership ("Sonora," and together with GDA, collectively, the "Seller"), and Glenborough Properties, L.P., a California limited partnership ("Buyer").

                                    Recitals

     A. Buyer is a California limited partnership whose general partner is Glenborough Realty Trust Incorporated, a Maryland corporation, whose stock is publicly traded on the New York Stock Exchange.

     B. Buyer desires to acquire the Property (as defined in Subparagraph 1(a) below) from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

     Now, Therefore, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Property

     Subject to and upon the terms and conditions hereinafter set forth and the representations and warranties contained herein, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms, covenants and conditions set forth herein, (a) the real property described in Schedule 1(a) attached hereto, together with any and all buildings and other improvements thereon and, to the extent owned by Seller, or held directly for the benefit of Seller, any interest therein, and any and all rights, privileges and easements appurtenant thereto (the "Real Property"), (b) all of Seller's right, title and interest in and to the Leases listed in Exhibit H attached hereto (the "Leases"), and any and all guarantees of the Leases (the "Lease Rights"), and
(c) all of Seller's right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property (the "Personal Property"), (d) all of Seller's right, title and interest, if any, in and to the following to the extent assignable: the Contracts listed in Schedule 7(z), those certain capital reserve account and tax impound accounts which are held by Morgan Stanley Mortgage Capital, Inc., a Delaware corporation, in connection with the Loan (as described in Subparagraph 2(a)(i) below) secured by the Property (collectively, the "Loan Reserve"), all general intangibles relating to design, development, operation, management and use of the Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of the Real Property, all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and (e) all of Seller's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos, other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property (such property, together with the property described in clause (d) of this Paragraph 1, is herein called the "Intangible Property"). The term "Property" means all of the Real Property, the Lease Rights, the Personal Property and the Intangible Property.

2.   Purchase Price.

     (a)......... Buyer and Seller agree that the purchase price of the Property shall be Nine Million Five Hundred Thousand Dollars ($9,500,000) (the "Purchase Price"), which shall comprise the following components:

          (i)... At the closing of the purchase and sale contemplated herein (the "Closing"), Buyer shall take title to the Property subject to the mortgage or deed of trust (as approved by Buyer) securing the loan (the "Loan") described on Schedule 2(a)(i) attached hereto. At the Closing, Buyer shall receive a credit against the Purchase Price in an amount equal to the amount that would be required to repay the Loan in full (excluding prepayment penalties and accrued interest) as of the Closing Date (as defined in Subparagraph 4(b) below), which is presently estimated to be Five Million Forty-Three Thousand Four Hundred Ninety-Five and 03/100 Dollars ($5,043,495.03); and

          (ii).. Immediately available funds ("Cash") to be paid to Seller, in the amount equal to the Purchase Price less the amount of the Loan assumed as of the Closing Date.

     (b).........  Seller  acknowledges and agrees that Buyer may be required to withhold a portion of the Purchase Price pursuant to Section 1445 of the Code (as defined in Subparagraph 4(c)(x) below) or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states. Any amount properly so withheld by Buyer shall be deemed to have been paid by Buyer as part of the Purchase Price, and Seller's obligation to consummate the transactions contemplated herein shall not be excused, reduced, terminated or otherwise affected thereby.

3.   Conditions to Closing

     (a).........  The following  conditions are precedent to Buyer's obligation to purchase the Property (the "Buyer's Conditions Precedent"):

          (i)... The representations and warranties of Seller contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Seller's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date).

          (ii).. At the Closing, Seller shall convey to Buyer (A) fee simple title to the Property identified in Schedule 1(a) by grant deed in the form of Exhibit B attached hereto, (B) title to the Lease Rights pursuant to an assignment and assumption of tenant leases in the form of Exhibit C attached hereto (the "Assignment of Leases"), (C) title to the Personal Property pursuant to a bill of sale in the form of Exhibit D attached hereto and (D) an assignment and assumption of service contracts, guaranties and warranties and other intangible property in the form of Exhibit E attached hereto (the "Assignment of Service Contracts").

          (iii). Lawyer's Title Insurance Corporation (the "Title Company") shall be committed to issue at Closing for its extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70) in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to exceptions described on Schedule 3(c) attached hereto (the "Permitted Exceptions"). The foregoing title policy, together with endorsements covering subdivision map act, survey, access, contiguity, no violations of covenants, conditions or restrictions and such other endorsements as Buyer has requested prior to the Effective Date (as defined in Subparagraph 14(l) below), is referred to herein as the "Title Policy." On or before the Closing, Seller shall cause the Title Company to deliver to Buyer a certification that, in issuing the Title Policy, the Title Company has not relied on any representations or indemnities of Seller or any of its affiliates (except as disclosed in such certification). In addition, as a condition to Buyer's obligation to close, Buyer shall be satisfied that, as of the Closing, there is no outstanding financing statement filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property or Seller except for any financing statements approved by Buyer prior to the Effective Date or relating to the Loan.

          (iv).. Seller obtaining and delivering to Buyer the tenant estoppel certificates required under Paragraph 6 below.

          (v)... The physical condition of the Real Property shall be substantially the same on the Closing Date as on the date hereof, reasonable wear and tear and loss by casualty excepted (subject to the provisions of Paragraph 10 below).

          (vi).. All of the property management and leasing brokerage agreements affecting the Property (whether between Seller, Carlsberg Management Company ("CMC") or any other party and such property managers and leasing agents) shall be terminated as of the Closing Date at no cost or expense to Seller.

     The Conditions Precedent contained in Subparagraphs 3(a)(i) through 3(a)(vi) are intended solely for the benefit of Buyer. If any of the Buyer's Conditions Precedent is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer's Condition Precedent and proceed with the purchase or terminate this Agreement by written notice to Seller and the Title Company.

     (b)...... The simultaneous closing of all of the transactions  contemplated by the agreements described on Schedule 3(h) attached hereto (the "Related Agreements") with the Closing of this transaction is a condition precedent (the "Mutual Condition Precedent") to both Seller's and Buyer's obligations under this Agreement. The Mutual Condition Precedent is for the benefit of both Seller and Buyer. If the Mutual Condition Precedent is not satisfied, each party shall have the right in its sole discretion, either to waive the Mutual Condition Precedent and proceed with the transaction so long as both of them have waived this condition, or to terminate this Agreement by written notice to the other party and Title Company.

     (c)......  In the event  that any party  having  the right of  cancellation under this  Paragraph 3  does not inform  the other  party and Title  Company in writing of its disapproval of any condition precedent (the "Condition Precedent") for such party's benefit provided in this Paragraph 3 prior to the Closing, such Condition Precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a party shall not be deemed to have waived any claim for breach of any representation or warranty by the other party unless such party has actual knowledge of such breach prior to Closing. For purposes of this Subparagraph 3(c), "actual knowledge" of Buyer shall be deemed to mean the present actual knowledge of Mr. Andrew Batinovich, Mr. Steve Saul or Mr. Frank E. Austin, without any duty of investigation or inquiry on their part, and "actual knowledge" of Seller shall be deemed to mean the present actual knowledge of Mr. William G. Geary, Jr., Ms. Janet DaVall and Mr. Ron Lema, without any duty of investigation or inquiry on their part. Upon termination of this Agreement and the escrow for failure of a Condition Precedent, (i) Buyer shall deliver to Seller copies of any and all soils, geologic, engineering and environmental reports or studies concerning the Property prepared by or on behalf of Seller and (ii) Seller shall bear the cost of any title and escrow cancellation fees.

4.   Closing and Escrow

     (a).........  Upon mutual  execution of this Agreement,  the parties hereto shall deposit an executed counterpart of this Agreement with Title Company and this Agreement shall serve as instructions to Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.

     (b).........  The parties shall endeavor to conduct the Closing  through an escrow closing pursuant to Subparagraph 4(a) above. If, however, an escrow Closing is not practical, the Closing hereunder shall be held and delivery of all items to be made at the Closing shall be made at the offices of Morrison & Foerster llp, 345 California Street, San Francisco, California 94104, on or before November 15, 1996 (the "Closing Date"). In the event the Closing does not occur on or before the Closing Date, Title Company shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close.

     (c).........  At or before the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

          (i)... [Intentionally omitted];

          (ii).. the duly executed and acknowledged Deed;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Bill of Sale;

          (v)... a duly executed Assignment of Service Contracts;

          (vi).. originals of the Leases;

          (vii). duly executed tenant estoppel certificates as required pursuant to Subparagraph 3(a)(iv) above;

          (viii) originals of the Contracts not previously delivered to Buyer;

          (ix).. originals of any and all building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements that are in the possession or control of Seller and/or an affiliate of Seller that have not been previously delivered to Buyer;

          (x)... a FIRPTA affidavit (in the form attached as Exhibit F) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the "Code"), and on which

Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

          (xi).. a California Form 590 from Buyer certifying that Seller has a permanent place of business in California or is qualified to do business in California;

          (xii). such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Seller as shall be reasonably required by Buyer;

          (xiii) a signed notice in the form of Exhibit I attached hereto for each of the Tenants (as defined in Paragraph 6 below);

          (xiv). a closing statement in form and content satisfactory to Buyer and Seller; and

          (xv).. any other instruments, records or correspondence called for hereunder which have not previously been delivered.

     Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

     (d).........  At or before the Closing,  Buyer shall deliver or cause to be delivered to Seller the following:

          (i)... a closing statement in form and content satisfactory to Buyer and Seller;

          (ii).. a duly executed Registration Rights Agreement;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Assignment of Service Contracts; and

          (v)... the Cash.

     (e).........  Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder.

     (f).........  With respect to the Property the following  adjustments shall be made, and the following procedures shall be followed:

          (i)... As nearly as practicable prior to the Closing, Buyer and Seller shall prepare a statement for the Property ("Proration Statement") showing prorations for the items set forth below, calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year:

                   (A) rents, including, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant Leases (whether such collection occurs prior to, on or after the Closing Date);

                   (B) real property taxes and assessments;

                   (C) the current installments (only) of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property;

                   (D) water, sewer and utility charges;

                   (E) amounts payable under any Contract that will be continued after the Closing;

                   (F) permits, licenses and/or inspection fees (calculated on the basis of the period covered);

                   (G) interest on the Loan; and

                   (H)  any  other   expenses   normal  to  the   operation  and
maintenance of the Property.

          (ii).. Buyer shall use commercially reasonable efforts consistent with prudent business practices to collect rents or other amounts payable under the Leases that were delinquent as of the Closing Date and that relate to a period prior to the Closing. To the extent such delinquent rents and other amounts are collected by Buyer, Buyer may deduct from the amount owed to Seller an amount equal to the out-of-pocket third-party collection costs actually incurred by Buyer in collecting such rents and other amounts due to Seller. Any rent or other payment (including percentage rent) collected after the Closing from any tenant which owed rent that was delinquent as of the Closing Date and that relate to a period prior to the Closing shall be applied first, to satisfy such tenant's rent obligations first becoming due and payable in the month in which such rent was paid (or within five (5) days after the date on which such rent was paid), and then to satisfy such delinquent rent obligations (including those that relate to the period after the Closing Date) in the inverse order of maturity. After the Closing, Buyer shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Buyer, in its sole discretion, deems appropriate.

          (iii). At the Closing, Seller shall deliver to Buyer all security deposits, letters of credit and other collateral given to Seller or any of its affiliates or predecessor-in-interest pursuant to any of the Leases, less any portions thereof applied in accordance with the respective Lease (together with a statement regarding such applications).

          (iv).. If any tenants are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any Lease until after the Closing Date, then Buyer shall submit to Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Buyer and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Subparagraph 4(f) , provided that in making such adjustment, the parties shall exclude any Additional Rents arising from increased real property taxes for the Property to the extent such increase is the result of Buyer's purchase of the Property. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this Subparagraph 4(f)(iv), the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          (v)...   Buyer  shall  pay  the   following   costs  of  closing  this
Transaction: (A) the costs of the Buyer's legal counsel, accounting services and engineering and environmental analyses, (B) fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy and
(C) the cost of preparing three (3) years' audited operating statements for the Property to be completed prior to the Closing as required under federal securities laws. All other costs associated with the transaction, (including, but not limited to, any transfer taxes, all survey costs, and fifty percent (50%) of the escrow charges, fees for recording the Deed and the premium for the Title Policy) shall be charged against Seller and, provided the Closing occurs, will be deducted from the Purchase Price.

          (vi).. All of Seller's right, title and interest in and to the Loan Reserve shall be assigned to Buyer at Closing, and at the Closing Buyer shall pay to Seller through escrow a sum in cash equal to the balance of the Loan Reserve as of the Closing Date.

          (vii). Notwithstanding anything to the contrary contained in this Subparagraph 4(f), if the real property taxes and assessments payable for any period prior to Closing are determined to be more than the amounts prorated herein (in the case of the current year) or paid by Seller (in the case of any prior year), due to a reassessment of the value of the Property or otherwise, Seller and Buyer shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Buyer any increase in the amount of such real property taxes and assessment applicable to any period prior to Closing.

          (viii)   The    obligations   of   Seller   and   Buyer   under   this
Subparagraph 4(f) shall survive the Closing.

5.   Loan

     (a).........  Buyer may  elect to  attempt,  and  Seller  shall  reasonably cooperate with Buyer in such attempt, to obtain the consent of the lender of the Loan to the transfer of the Property to Buyer, which consent shall confirm for the benefit of Buyer and Seller, the following items with respect to the Loan: the identification of the applicable Loan Documents, the interest rate, the date through which interest is paid, the principal amount outstanding, the maturity date, the monthly payment, the absence of any default relating to the payment of money to the lender, and to such lender's knowledge the absence of any other defaults (the "Lender Consent"); provided, however, that no party shall be obligated to pay any consideration to a lender to obtain such consent except as provided in this Subparagraph 5(a). Each party hereto shall promptly keep the other party informed of its discussions with the lender in connection with the matters described in this Subparagraph 5(a). Notwithstanding anything to the contrary in this Subparagraph 5(a), Buyer may elect by written notice to Seller, to pay the entire outstanding balance of the Loan on or prior to the date which is one hundred eighty (180) days after the Closing Date (the "Loan Payoff Date"), in which case Buyer shall make such payments as stated in such notice at or before the Loan Payoff Date, together with any consideration in the nature of a fee or expense reimbursement (i.e., not a payment which reduces principal) which is required under the terms of a provision that presently exists in the applicable Loan Documents to obtain the Lender Consent, including any and all costs and expenses of the lender's counsel or representatives in connection therewith. If Buyer pays the entire outstanding balance of the Loan on or prior to the Loan Payoff Date, Seller shall pay any prepayment penalties applicable to the Loan payoff.

     (b).........   In  addition,  Seller  hereby  grants  Buyer  the  right  to renegotiate the Loan and to negotiate new loans or loans to replace the existing Loan; provided that (i) Seller incurs no cost or liability in connection therewith (except for any applicable prepayment penalties), (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, Buyer shall use commercially reasonable efforts (but at no additional cost to Buyer) to cause the lender of the Loan to release Seller from all liability under the Loan and the Loan Documents, and (iii) such new loans and modifications to the Loan are not effective until the Closing. The parties shall execute all documents necessary or desirable to evidence or effectuate the modification of the Loan as provided in this Paragraph 5.

     (c)......... The provisions of this Paragraph 5 shall survive the Closing.

6.   Estoppel Certificates

     Seller shall use all reasonable efforts to obtain an estoppel certificate from each tenant of the Property (each, a "Tenant"), dated no earlier than thirty (30) days prior to the Closing Date, substantially in the form of Exhibit H attached hereto, conforming to the most recent rent roll approved by Buyer and alleging no defaults, offsets, or claims against the lessor (the "Estoppel Certificate"). It shall be a condition to Buyer's obligation to close the sale and purchase of the Property that on or before the Closing:

     (a).........  Seller delivers to Buyer an Estoppel Certificate from Tenants occupying seventy-five percent (75%) of the rentable area of the Property, including all tenants occupying more than ten percent (10%) of the rentable area of the Property (collectively, the "Required Tenants"), and, with respect to all other tenants (collectively, the "Non-Required Tenants"), there shall exist no dispute with Seller, which dispute is material to the use, value or economics of the Property, as determined on an individual basis by Buyer in good faith in Buyer's sole discretion (a "Material Non-Required Tenant Dispute") (and Buyer shall be afforded the opportunity to inquire of any Non-Required Tenant which does not provide an Estoppel Certificate as to whether any such dispute exists); or

     (b).........  To the  extent  that  Seller is  unable  to  obtain  Estoppel
Certificates, or any items required to be therein, from the Required Tenants, or to the extent that there is any Material Non-Required Tenant Dispute, Seller shall deliver to Buyer and Buyer may, but shall not be obligated to, accept, on the Closing Date a certification in which Seller warrants and represents to Buyer, with respect to such missing Estoppel Certificates, or any missing items required to be included therein, each item set forth in the Estoppel Certificate attached as Exhibit H for the missing Estoppel Certificates and/or indemnifies Buyer as to any such Material Non-Required Tenant Dispute.

     (c).........  If the  conditions  contained in  Subparagraphs 6(a)  and (b)
above are not satisfied, then Buyer may, by written notice given to Seller before the Closing, elect to waive such conditions or terminate this Agreement.

7.   Seller's Representations and Warranties

     Seller hereby represents and warrants to Buyer as follows:

     (a).........  (i) GDA is a  limited  partnership  duly  organized,  validly existing and in good standing under the laws of the State of Florida and is registered to do business in the State of California, and (ii) Sonora is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California.

     (b).........  Each  of GDA  and  Sonora  has  full  partnership  power  and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

     (c).........  Neither the  execution  and delivery of this  Agreement,  the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of either GDA or Seller's partnership agreement or any statute, regulation or rule, or, to Seller's knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Seller is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property, other than any due-on-sale provisions in the Loan Documents. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it, other than any due-on-sale provisions in the Loan Documents.

     (d)......... All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Buyer.

     (e)......... Seller has fee simple title to the Real Property, subject only to the Permitted Exceptions.

     (f).........  There are no adverse or other  parties in  possession  of the
Property, or any part thereof, except Seller and tenants under the Leases. No party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except tenants under the Leases.

     (g).........  Except as set forth on Schedule 7(g),  to Seller's knowledge, there are no material defects with respect to the Real Property, including, without limitation, no material defects in the structural and load-bearing components of the Property, the roof(s), the parking lot(s), the plumbing, heating, air conditioning and electrical and life safety systems, and all such items are in good operating condition and repair.

     (h).........  Except as set forth on Schedule 7(h),  to Seller's knowledge, the use and operation of the Property is in compliance in all material respects with all applicable restrictive covenants, building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations (collectively, "Laws").

     (i).........  Except as set forth on Schedule 7(i),  to Seller's knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, and Seller has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Seller received notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which Seller becomes aware.

     (j).........  All water,  sewer,  gas,  electric,  telephone,  and drainage facilities and all other utilities required, to Seller's knowledge, by law, or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and, to Seller's knowledge, to permit compliance with all Laws.

     (k).........   Seller  has  obtained  all  licenses,   permits,  variances,
approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property.

     (l).........  Except as set forth on Schedule 7(l),  there is no litigation pending or, to Seller's knowledge, threatened, against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

     (m).........  Except as set forth on Schedule 7(m),  at the time of Closing
(i) there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing, and (ii) Seller shall have completed all punch-list items with respect to any tenant improvements constructed by Seller as landlord under the Leases.

     (n)......... Seller knows of no facts nor has Seller failed to disclose any fact which would prevent Buyer from using and operating the Property after Closing in the manner in which the Property is currently operated.

     (o).........  Other than the rights of Tenants,  as tenants only, under the
Leases, Seller has not entered into any purchase contracts, options or other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than Buyer will have acquired or will have any basis to assert any right, title or interest, or right to possession, use, enjoyment or proceeds of all or any portion of the Property. None of the Leases contain any rights to purchase, rights of first offer to purchase, or first refusal to purchase the Property.

     (p)......... To Seller's knowledge, Schedule 7(p) lists all of the tangible
Personal Property.

     (q).........  Attached  hereto as  Exhibit J is a list (the "Rent Roll") of each of the Leases as of the date of this Agreement. Said Rent Roll is complete in all material respects and all information therein is accurate in all material respects as of its date, and there are no Leases or tenancies with respect to the Property or any part thereof except as therein set forth. Except as disclosed on the Rent Roll, no rental under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. Seller is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered, except in connection with the Loan.

     (r)......... To Seller's knowledge, each of the Leases, including,  without limitation, any guaranties thereof, is an enforceable Lease and is in full force and effect according to the terms set forth therein, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles. Except as specifically provided on Schedule 7(r) attached hereto or on the Rent Roll, (i) no Tenant under any of the Leases is greater than fifteen (15) days delinquent in the payment of its rental and other sums due, (ii) no Tenant has abandoned or otherwise vacated the Property in violation of any Lease, (iii) to Seller's knowledge, no Tenant or guarantor has filed a voluntary petition in bankruptcy, insolvency or similar proceedings, has been the subject of an involuntary bankruptcy petition, or otherwise been adjudged bankrupt or insolvent in any proceedings filed against such tenant or guarantor; (iv) to Seller's knowledge, no trustee or receiver has been appointed for any Tenant; (v) no written notice has been provided to any tenant notifying the Tenant that it is in default under the Lease which default has not been remedied by such Tenant; and (vi) no Tenant, to Seller's knowledge, is otherwise in default under any of the Leases. Except as otherwise provided in the Lease, to Seller's knowledge, each Tenant is legally required to pay all sums and perform all other material obligations set forth in its respective Lease, without concessions, abatements, offsets or other basis for relief or adjustment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles.

     (s).........  To Seller's knowledge, no material event of default on behalf of Seller, as lessor, exists under any Lease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default by Seller under any Lease. Seller has not received any notice from any Tenant of any offsets, defenses or claims available against rent or other charges payable by such Tenant or other performance or obligations otherwise due from it under any Lease, except as specifically set forth in the Rent Roll and/or the Estoppel Certificates.

     (t).........  No  guarantor of any Lease has been  released or  discharged, voluntarily or involuntarily, from any obligation under or in connection with any Lease or any transaction related thereto.

     (u).........  Seller has not  received  from any Tenant or any other  party written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Estoppel Certificates. The Rent Roll sets forth all security deposits held by Seller.

     (v).........  Except as shown on the Rent Roll, Seller has paid in full any of landlord's leasing costs or obligations, including, without limitation, any costs incurred by Seller in connection with any tenant improvements.

     (w).........  No Tenant has indicated to Seller either orally or in writing its present intent to terminate its Leases prior to expiration of the term of such Lease except as shown on the Estoppel Certificates.

     (x)......... Except as shown on Schedule 7(x),  (A) no brokerage or similar fee is due or unpaid by Seller with respect to the Leases, and (B) no brokerage or similar fee shall be due or payable by Seller after the Closing in connection with the Leases.

     (y).........   All  permits,   governmental  licenses,   registrations  and
approvals with respect to the Property which are necessary or required by law or the rules and regulations of any governmental entity having jurisdiction over the Property or its owner to carry on business as presently conducted
(collectively, the "Licenses"), the lack of which, individually or in the aggregate, would reasonably be likely to have a material adverse effect on the value, use or operation of the Property, are in full force and effect.

     (z)......... Schedule 7(z) attached hereto sets forth a list of all service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property, (such contracts and agreements together with any recorded reciprocal easements agreements are hereinafter referred to, collectively, as the "Contracts"). With respect to each of the Contracts, (i) the Contract is legal, valid, binding, and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) to Seller's knowledge, except for a Contract that is terminable upon thirty (30) day written notice, the Contract will not be adversely affected by the occurrence of the Closing and will be legal, valid, binding, enforceable in accordance with its terms and in full force and effect on identical terms following the consummation of the sale of the Property, (iii) Seller is not, and, to Seller's knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse affect upon Seller, (iv) no event has occurred under the Contract which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to any Contract has repudiated any material provision of the Contract.

     (aa)........  Schedule 7(aa) attached hereto sets forth a list of all notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by Seller and all amendments, modifications and supplements thereto (collectively the "Loan Documents") in connection with the Loan and all matters in connection with the Loan set forth therein and certain factual information with respect to the Loan. With respect to each of the Loan Documents, (i) the Loan Document is legal, valid, binding and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) Seller is not, and to Seller's knowledge, no other party to the Loan Document is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse effect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination, modification or acceleration under the Loan Document which would have a material adverse affect upon Seller other than the sale of the Property contemplated herein, (iii) to Seller's knowledge, no event has occurred under the Loan Document which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to the Loan Document has repudiated any material provision of the Loan Document.

     (bb)........  Seller has delivered to Buyer all  environmental  reports and investigations relating to the Property which are available to Seller. A list of such reports and all environmental reports and investigations that have been obtained by Buyer relating to the Property is attached hereto as Schedule 7(bb) (collectively, the "Environmental Reports"). Except as set forth in the Environmental Reports: (i) to Seller's knowledge, the Property is not, and Seller has not received any written notice that, any real estate in the vicinity of the Property is, in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement (collectively, "Environmental Laws") relating to hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment (collectively, "Hazardous Materials"); (ii) neither Seller nor, to Seller's knowledge, any third party, has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on or under the Property or transported any Hazardous Material over the Property; (iii) neither Seller, nor to Seller's knowledge, any third party has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws, and to Seller's knowledge there are no storage tanks or wells (whether existing or abandoned) located on or under the Property and to Seller's knowledge no storage tank has been installed on, used on or removed from the Property in violation of any Environmental Laws; (iv) to Seller's knowledge, the Property does not consist of any building materials that contain Hazardous Materials; and (v) no claim, action, suit or proceeding is pending or, to Seller's knowledge, threatened against Seller, before any court or other governmental authority or arbitration tribunal, relating to Hazardous Materials, and there is no outstanding judgment, order, writ, injunction, decree or award against Seller or otherwise having a material adverse effect on the Property with respect to the same.

     (cc)........  The Exhibits and Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Seller or CMC has delivered to Buyer true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of Seller. No representation or warranty by Seller herein and no information disclosed in the Exhibits and Schedules hereto supplied by or on behalf of Seller contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. Seller has no knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse effect on the Property.

     (dd)........  Seller  is not a  "foreign  person"  within  the  meaning  of
Section 1445(f)(3) of the Code.

     (ee)........  Seller  has  provided  a  copy  of  the  representations  and warranties set forth in this Paragraph 7 to the Responsible Individuals (as defined below), and each of the Responsible Individuals has reviewed such copy of the representations and warranties.

     Buyer and Seller hereby agree that (x) except for the representations and warranties of Seller set forth in this Agreement and the documents to be delivered by Seller to Buyer at Closing (the "Conveyance Documents"), Buyer is purchasing the Property on an "AS IS" basis without relying of any communications that may have been made by Seller or any of Seller's agents or employees, with respect to the Property or Buyer's intended use thereof; (y) the only representations and warranties made with respect to the Property are contained herein and in the Conveyance

Documents; and (z) for purposes of this Paragraph 7, "Seller's knowledge" shall be deemed to mean the present actual knowledge of Mr. William W. Geary, Jr., Ms. Janet DaVall or Mr. Ron Lema (the "Responsible Individuals"), which individuals Seller represents and warrants are the employees, partners or officers of Seller or CMC that are most responsible for the operation and management of the Property, without any duty of investigation or inquiry on their part. Without limiting the generality of the foregoing, but subject to Seller's representations and warranties hereunder and in the Conveyance Documents, Buyer shall be solely responsible for determining the condition of the Property, including, but not limited to, the existence or risk of any Hazardous Materials, and all aspects regarding the fees, charges and assessments relating to the Property. For purposes of this Paragraph 7, an item shall be deemed "material" if the reasonably estimated cost or damage incurred by Buyer and/or the diminution of the market value of the Property as a result thereof, individually or in the aggregate, exceeds Twenty-Five Thousand Dollars ($25,000). All representations and warranties set forth in this Paragraph 7 shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.

8.   Representations and Warranties of Buyer

     Buyer hereby represents and warrants to Seller as follows:

     (a).........  Buyer  is a  duly  organized  and  validly  existing  limited partnership in good standing under the laws of the State of California; this Agreement and all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject.

     (b).........  Buyer has made (or will make  prior to the  Closing  Date) an independent investigation with regard to the Property and Buyer's intended use thereof, including, without limitation, review and/or approval of matters disclosed pursuant to Paragraph 3(a) above.

     (c).........  There is no  litigation  pending  or, to  Buyer's  knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

     All representations and warranties set forth in this Paragraph 8 shall be true as of the Effective Date and the Closing Date.

9.   Indemnification

     (a).........  Each party  hereby  agrees to  indemnify  the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit given or delivered to the other pursuant to or in connection with this Agreement.

     (b).........  Seller agrees to indemnify  Buyer and its partners and defend and hold Buyer and its partners harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Buyer resulting from or arising out of (i) any personal injury or property damage occurring in, on or under the Property during Seller's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Buyer, its agents, employees or contractors; and (ii) the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower prior to the Closing Date (other than the obligation to obtain the lender's consent for the sale of the Property contemplated herein).

     (c).........  Buyer agrees to indemnify  Seller and its partners and defend and hold Seller and its partners harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Seller resulting from or arising out of (i) any personal injury or property damage first occurring in, on or under the Property during Buyer's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Seller, or its agents, employees or contractors, and (ii) if Buyer does not pay off the Loan on or before the Loan Payoff Date, the failure of Seller to perform any obligation under the Loan Documents to be performed by the borrower after the Closing Date.

     (d).........  The  indemnification  provisions  of this  Paragraph 9  shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

10.  Risk of Loss

     (a).........  Minor Loss. Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (i) the cost to repair any such damage or destruction does not exceed ten percent (10%) of the Purchase Price or, in the case of a partial condemnation, the value of the portion of the Property taken does not exceed ten percent (10%) of the Purchase Price; (ii) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible; (iii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration; and (iv) the insurance carrier has admitted liability for the payment of such costs; and (v) the Loan on the Property in question is not accelerated or defaulted by reason of such casualty or condemnation. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer.

     (b).........  Major Loss. If the cost to repair such damage or  destruction to the Property exceeds ten percent (10%) of the Purchase Price allocated to the Property or, in the case of condemnation, if the value of the portion of the Property taken exceeds ten percent (10%) of the Purchase Price allocated to the Property, then Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller's notice to Buyer of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either (i) elect to terminate this Agreement, or (ii) consummate the purchase of the Property for the full Purchase Price as required by the terms hereof, subject to the credits against the Purchase Price provided below. If Buyer elects to proceed with the purchase of all of the Property, then, upon the Closing, Buyer shall be given a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement. In the event of any damage or destruction of the Property covered by this Paragraph 10(b), the Closing shall be postponed to the date which is five (5) days after Buyer elects to consummate the Purchase of the Property as set forth above.

11.  Inspections

     Prior to the Closing Date, Seller shall afford authorized representatives of Buyer reasonable access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including, without limitation, and the taking of soil borings from the Property; provided, however, that Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of Tenants under the Leases. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Buyer shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

12.  Leases And Other Agreements; Capital Improvements

     (a).........   Except  as  otherwise  contemplated  or  permitted  by  this
Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will cause Seller to operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with their past practices (and without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property, enforce leases in all material respects, pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, maintain insurance and pay and perform obligations under the Loan Documents) and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business.

     (b).........  Notwithstanding the above terms of this Paragraph 12,  Seller shall not, without the prior written approval of Buyer, take any of the following actions:

          (i)... execute or terminate any lease covering in excess of 5,000 square feet in the case of any lease of industrial space, 2,000 square feet in the case of any lease of office space, or 2,000 square feet in the case of any lease of retail space, or modify or waive any material term thereof;

          (ii).. except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Seller in excess of Ten Thousand Dollars ($10,000) per annum, or the performance of services by Seller the value of which is in excess of Ten Thousand Dollars ($10,000) per annum; or

          (iii). waive or modify any material term under any Loan Document.

     (c).........  In  connection  with any new  leases  or Lease  modifications affecting the Property entered into between the Effective Date and the Closing in accordance with Subparagraph 12(b) above, the cost of tenant improvement work and leasing commissions shall be paid solely by Buyer. Seller shall be responsible for the cost of tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date (regardless of when the same are payable), including, without limitation, those leases described on Schedule 12(c) attached hereto, and Seller's obligations with respect thereto shall survive the Closing.

     (d).........  Between the  Effective  Date and the  Closing,  Seller  shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

13.  Cooperation

     Seller and Buyer shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Seller hereby irrevocably authorizes Buyer and its agents to make all inquiries of any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence.

14.  Miscellaneous

     (a)......... Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

                          If to Seller: c/o Carlsberg Management Company
                                        2800 28th Street, Suite 222
                                        Santa Monica, California  90405
                                        Attention:     William W. Geary, Jr.
                                        Telephone:     (310) 450-9696
                                        Fax :          (310) 399-5633

                        With a copy to: Sandler and Rosen
                                        1801 Avenue of the Stars, Suite 510
                                        Los Angeles, California  90067
                                        Attention:  Ming-chu C. Rouse
                                        Telephone:     (310) 277-4411
                                        Fax :          (310) 277-5954

                           If to Buyer: Glenborough Properties, L.P.
                                        400 South El Camino Real
                                        San Mateo, California  94402-1708
                                        Attention:     Frank E. Austin
                                        Telephone:     (415) 343-9300
                                        Fax:           (415) 343-9690

                        With a copy to: Morrison & Foerster llp
                                        345 California Street
                                        San Francisco, California  94104
                                        Attention:     Craig B. Etlin
                                        Telephone:     (415) 677-7000
                                        Fax :          (415) 677-7522

or such other address as either party may from time to time specify in writing to the other.

     (b) Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein, except that Seller acknowledges that it has requested the services of Carlsberg Management Company in connection with this transaction and shall be responsible for paying a commission to Carlsberg Management Company in the amount of three percent (3%) of the Purchase Price if the Closing occurs. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subparagraph shall survive the Closing.

     (c) Successors and Assigns. Subject to the following two (2) sentences, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller (but without the necessity of Seller's consent), to assign its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation hereunder. Seller shall not have the right to assign its interest in this Agreement.

     (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

     (e) Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of twenty-four (24) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of twenty-four
(24) months.

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     (g) Merger of Prior Agreements. This Agreement and the Exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated October 22, 1996, entered into by and between Buyer and CMC.

     (h)  Enforcement.  If  either  party  hereto  fails to  perform  any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     (i) Time of the Essence. Time is of the essence of this Agreement.

     (j) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     (k) Marketing. Seller agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

     (l) Effective Date. As used herein, the term "Effective Date" shall mean the first date on which both Seller and Buyer shall have executed this Agreement.

     (m) Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other or, in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the

Property and Seller, to Buyer's lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

     (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     (o) Joint and Several Liability. The liability of GDA and Sonora for all obligations of Seller under this Agreement, including, without limitation, all obligations that survive closing or termination of this Agreement, shall be joint and several.

     (p) Section 1031 Exchange. Seller reserves the right to complete its sale of the Property as part of one (1) or more tax-deferred exchange ("Exchange") pursuant to Section 1031 of the Internal Revenue Code and the applicable regulations promulgated thereunder. Buyer agrees to reasonably cooperate with Seller in effectuating such a tax-deferred exchange and to execute all documents and take all reasonable actions as are necessary and reasonably requested to facilitate such the Exchange, provided that (i) Buyer shall not be required to so cooperate if the Exchange will delay the Closing Date, (ii) Buyer shall not be required to incur any cost, liability or expense which Buyer would not otherwise incur under this Agreement in the absence of such cooperation, and
(iii) the Exchange shall in no way reduce, abridge or modify any of Seller's obligations or duties or any of Buyer's rights or remedies hereunder. Seller shall defend and protect Buyer from and against any and all claims made against Buyer by reason of Buyer's cooperating with Seller in effectuating the Exchange and shall indemnify and hold Buyer harmless from and against all costs, expenses, losses, damages and liabilities arising out of such claims including, but not limited to, attorneys' fees reasonably incurred by Buyer with respect to any such claims.

15.  Acceptance of Agreement by Seller

     This Agreement shall be null and void unless it is accepted by Seller and two fully executed copies hereof are returned to Buyer on or before 5:00 p.m. (P.S.T.) on November 13, 1996.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                                    Seller:  GDA Investments, Ltd.,
                                             a Florida limited partnership

                                             By:
                                                George D. Anderson, as Trustee
                                                of the GDA/GLA Irrevocable Trust
                                                Dated January 1, 1996,
                                                General Partner

                                             Dated:


                                             By:
                                                     George D. Anderson,
                                                       General Partner

                                             Dated:


                                             By:
                                                     Gretchen L. Anderson,
                                                       General Partner

                                             Dated:

                                             Sonora Plaza, Ltd.,
                                             a California limited partnership

                                             By:   Carlsberg Realty Corporation,
                                                   a California corporation,
                                                   General Partner


                                                   By:
                                                        William W. Geary, Jr.
                                                             President

                                                   Dated:

                            Buyer:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                          a Maryland corporation,
                                          General Partner


                                          By:

                                          Its:

                                          Dated:


                                          By:

                                          Its:

                                          Dated:

Title Company agrees to act as escrow holder in accordance with the terms of this Agreement and to act as the Reporting Person (as such term is defined in this Agreement).

                                            Lawyer's Title Insurance Corporation


                                            By:

                                            Its:

                                            Dated:

                                  Schedule 1(a)

                                  Real Property

                                Schedule 2(a)(i)

                                      Loan

     Secured loan in the original principal amount of Five Million One Hundred Thousand Dollars ($5,100,000) extended by Morgan Stanley Capital, Inc., a Delaware corporation, successor-in-interest to Belgravia Capital Corporation, a California corporation ("Belgravia"), to Seller, successor-in-interest to Sonora Plaza Partnership, a Florida general partnership ("SPP").

                                  Schedule 3(c)

                              Permitted Exceptions

                                  Schedule 3(h)

                               Related Agreements

         All of the following documents are dated as of even date herewith:

         1. Purchase Agreement between Terra Plaza, Ltd., a California limited partnership, and Buyer for the property commonly known as Carlsberg Plaza located at 2633 East Indian Road, Phoenix, Arizona.

         2. Purchase Agreement between Carlsberg Managed Properties Fund, Ltd., a California limited partnership, and Buyer for the property commonly known as Dallidet Professional Center located at 1194 Pacific Street, San Luis Obispo, California.

         3. Purchase Agreement between IHH Partnership, a California general partnership, and Buyer for the property commonly known as Hillcrest Office Building located at 1370 North Brea Boulevard, Fullerton, California.

         4. Purchase Agreement between Tradewinds Office Building, a California general partnership, and Buyer for the property commonly known as Trade Winds Financial Center located at 2266 South Dobson Road, Mesa, Arizona.

         5. Purchase Agreement among Sonora Plaza, Ltd., a California limited partnership, GDA Investment, Ltd., a Florida limited partnership, and Buyer for the property commonly known as Sonora Plaza located at 708-824 East Mono Way, Sonora, California.

         6. Loan Agreement between Carlsberg Properties, Ltd., a California limited partnership, and Buyer for the property commonly known as Grunow Medical Building located at 926 East McDowell Road, Phoenix, Arizona.

         7. Agreement  Concerning  Property  Management  Agreements  executed by
Carlsberg  Management  Company,  a  California   corporation,   and  Glenborough
Corporation, a California corporation.

                                  Schedule 7(g)

                                     Defects

                                  Schedule 7(h)

                                   Violations

                                  Schedule 7(i)

                                   Proceedings

                                  Schedule 7(l)

                                   Litigation

                                  Schedule 7(m)

                              Outstanding Contracts

                                  Schedule 7(p)

                                Personal Property

                                  Schedule 7(r)

                                Lease Exceptions

                                  Schedule 7(x)

                                 Brokerage Fees

                                  Schedule 7(z)

                                    Contracts

                                 Schedule 7(aa)

                                 Loan Documents

         1. Fixed Rate Mortgage Note in the original principal amount of Five Million One Hundred Thousand Dollars ($5,100,000) dated as of November 3, 1995, made by Sonora Plaza Partnership, a Florida general partnership ("SPP"), in favor of Belgravia Capital Corporation, a California corporation ("Belgravia"), together with that certain Allonge dated as of November 3, 1995, by Belgravia in favor or Morgan Stanley Mortgage Capital, Inc., a Delaware corporation ("MSMC").

         2. Deed of Trust, Assignment of Rents, Security Agreement and Fixture Finding dated as of November 3, 1995, executed by SPP for the benefit of Belgravia and recorded on November 13, 1995, in the Official Records (the "Official Records") of Tuolumne County, California, as Document No. 15772.

         3. Loan Assignment dated as of November 13, 1995, executed by Belgravia for the benefit of MSMC and recorded on November 13, 1995, in the Official Records in Book 1363, Page 258.

         4. UCC-1 Financing Statement executed by SPP, as debtor, in favor of Belgravia, as secured party, and MSMC, as assignee of Belgravia, to be filed with the California Secretary of State.

         5. UCC-1 Financing Statement executed by SPP, as debtor, in favor of Belgravia, as secured party, and MSMC, as assignee of Belgravia, and recorded on November 21, 1995, in the Official Records in Book 1364, Page 597.

                               Factual Information

         Date of last payment: November 7, 1996

         Outstanding principal balance as of November 1, 1996: $5,043,495.03

         Per diem accrual of interest since November 1, 1996: $1,188.02

         Amount of last payment: $49,514.87

         Real Estate Tax Impound Balance: $49,168.05

         Capital Improvement Reserve Balance: $26,081.00

                                 Schedule 7(bb)

                              Environmental Reports



         1.







         2. Phase I report dated as of August 9, 1996 prepared by Eckland Consultants at the request of Buyer.

                                 Schedule 12(c)

                          Tenant Improvements Costs and
                 Leasing Commissions -- Seller's Responsibility




    Suite No.                     Tenant

                   Blue Collar Restaurant

                   J&M Pinocchio

                                    Exhibit A

                             [Intentionally Omitted]

                                    Exhibit B

                                   Grant Deed


Recording Requested By:
Lawyer's Title Insurance Corporation
Escrow No.
When Recorded Return To:
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104
Attention:  Craig B. Etlin
Mail Tax Statements To:
Glenborough Properties, L.P.
400 South El Camino Real
San Mateo, California  94402-1708
Attention:
--------------------------------------------------------------------------------
                   (Space above this line for Recorder's use)

Documentary Transfer Tax is not of public record and is shown on a separate sheet attached to this deed.

                                   Grant Deed

     For valuable consideration, receipt of which is hereby acknowledged, ________________________, a _____________________ hereby grants to Glenborough
Properties, L.P., a California limited partnership, the real property located in the City of __________, County of _______________, State of California, more particularly described on Exhibit A attached hereto.

     Executed as of this ___ day of November, 1996.

                                   Grantor:                                    ,
                                             a


                                             By:

                                             Its:
                                [Add Notary Form]

______________, 1996

________ County Recorder
_______________________
_______________________
_______________________

                  Re:      Request That Statement of Documentary
                           Transfer Tax Not be Recorded

Dear Sir or Madam:

     Request is hereby made in accordance with Section 11932 of the Revenue and Taxation Code that this statement of tax due not be recorded with the attached deed but be affixed to the deed after recordation and before return as directed on the deed.

     The  attached  deed names
           ,  a                                                            ,  as
grantor, and Glenborough Properties, L.P., a California limited partnership, as grantee.

     The property  being  transferred  and  described  in the  attached  deed is
located in the City of                                 ,  County of
                 , State of California.

     The amount of Documentary Transfer Tax due on the attached deed is $____________ computed on full value of the property conveyed.

                                                       ________________________,
                                                       a ______________________


                                                       By:   __________________

                                                       Its:  __________________

                                    Exhibit C

                              Assignment of Leases

     This Assignment of Leases ("Assignment") dated as of November __, 1996, is entered into by and between
           ,  a
("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                                   Witnesseth:

     Whereas, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as
                                 (the  "Property")  as more fully  described  in
Exhibit A attached hereto, which leases are described in Schedule 1 attached hereto (the "Leases"); and

     Whereas, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     Now, Therefore, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

     2. Assignor warrants and represents that as of the date hereof Schedule 1 includes all of the leases and occupancy agreements affecting the Property. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

     3. Except as otherwise set forth in the Purchase Agreement (as defined in paragraph 5 below), Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the lessor's obligations under the Leases.

     4. Except as set forth in the Purchase Agreement, effective as of the Effective Date, Assignee hereby assumes all of the lessor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the lessor's obligations under the Leases.

     5. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Purchase Agreement between Assignor, as Seller, and Assignee, as Buyer, dated as of November __, 1996 (the "Purchase Agreement").

     6. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     8. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     9. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     10. The liability of GDA and Sonora for all obligations of Assignor under this Assignment shall be joint and severable.

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                        Assignor:                                              ,
                                   a


                                   By:

                                   Its:

                        Assignee:  Glenborough Properties, L.P.,
                                   a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                  Exhibit A to
                                   Assignment
                                    of Leases

                              Property Description

                                  Schedule 1 to
                              Assignment of Leases


                                                      Amendment       Security
Tenants        Premises       Leases         Date      Date(s)        Deposit

                                    Exhibit D

                              Warranty Bill Of Sale

     For  good and  valuable  consideration  the  receipt  of  which  is  hereby
acknowledged,                                                               ,  a
                                                               ("Seller"),  does
hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Buyer"), all personal property owned by Seller and located on or in or used in connection with the Real Property and Improvements (as such terms are defined in that certain Purchase Agreement dated as of November __, 1996, between Seller and Buyer), including, without limitation, those items described in Schedule A attached hereto.

     Seller does hereby represent to Buyer that Seller is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Seller has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

     Dated this _____ day of November __, 1996.

                                    Seller:                                    ,
                                             a


                                             By:

                                             Its:

                                  Schedule A to
                              Warranty Bill of Sale

                                    Exhibit E

                        Assignment of Service Contracts,
                            Warranties and Guaranties
                          and Other Intangible Property

     This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of this _____ day
of  November,   1996,  by
           ,  a
("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee").

     For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

     (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

     (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

     (c) any Intangible Property (as defined in that certain Purchase Agreement dated as of November __, 1996 between Assignor and Assignee (or Assignee's predecessor in interest) (the "Purchase Agreement")).

     Assignor and Assignee further hereby agree and covenant as follows:

     1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     2. Effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     5. This Assignment shall be governed by and construed and in accordance with laws of the State of California.

     6. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     7. The obligations of GDA and Sonora for all obligations of Assignor under this Assignment shall be joint and severable.

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                        Assignor:                                             ,
                                   a


                                   By:

                                   Its:

                        Assignee:  Glenborough Properties, L.P.,
                                   a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                          Dated:

                                  Exhibit A to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                                  Schedule 1 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                               List of Warranties

                                  Schedule 2 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                            List of Service Contracts

                                    Exhibit F

                            Certificate of Transferor
                            other than an Individual
                               (FIRPTA Affidavit)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located in
                                               ,  that withholding of tax is not
required upon the disposition of such U.S. real property interest by
                                               , a
                               ("Transferor"),  the undersigned hereby certifies
the following on behalf of Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is ; and

     3. Transferor's office address is
                 .

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

     Dated: November ____, 1996.




                                             [Individual signature line]

                                             on behalf of

                                                                              ,
                                             a

                                    Exhibit G

                      Form of Tenant's Estoppel Certificate

Glenborough Properties, L.P. ("Purchaser")
400 S. El Camino Real
San Mateo, California 94402-1708

RE:     Lease Dated                                    ,  and amended
                                      (the "Lease"),  by and between
                                ,  as lessor  ("Lessor"),  and
                           , as lessee ("Lessee"), with respect to certain premises (the "Leased Premises") located at
                                                         (the  "Property").  The
        Leased Premises are comprised of             square feet.

Ladies and Gentlemen:

     The undersigned hereby acknowledges that Purchaser is entering into an agreement to purchase the Property. The undersigned further acknowledges the right of Lessor and Purchaser to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that Purchaser will be purchasing the Property in material reliance on this Certificate.

     Given the foregoing, the undersigned Lessee hereby certifies and represents unto Purchaser, its successors and assigns, with respect to the above-described Lease, a true and correct copy of which is attached as Exhibit A hereto, as follows:

     1. Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no further amendments, modifications or additions to the Lease, written oral;

     2. No Default.  To the best of Lessee's  knowledge,  as of the date hereof:
(i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

     3. Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     4. No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "none")
                             .

                                    Lessee:


                                             By:

                                             Its:

                                             Dated:

                                    Exhibit H

                                    Rent Roll

                                    Exhibit I

                                Notice To Tenants

                                     (Date)

(Name)
(Street Address)
(City, State, Zip Code)

            Re:   (Name of Property)

Dear (Tenant, or address individually to each Tenant):

     Glenborough Properties, L.P., a California limited partnership has acquired the subject property. We are pleased to advise you that, as of November ___, 1996, Glenborough Corporation has been engaged to lease and manage the property.

     Please send your monthly rent and all future remittances to:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

     We value your tenancy and urge you to direct any questions regarding your lease or this letter to (Name of Property Manager) at (Phone Number for Property Manager or Building Property Manager) for (Name of Property).


                                                   Very truly yours,

                                                   Carlsberg Management Company,
                                                   a California corporation,
                                                   Property Manager for (Seller)



                                                   By:

                                                   Its: ________________________

                                 LOAN AGREEMENT


     GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Lender"), has agreed to make a loan in the amount of $3,600,000 (the "Loan") to CARLSBERG PROPERTIES, LTD., a California limited partnership ("Borrower"), subject to certain terms and conditions set forth herein.

     Borrower will use the Loan to (i) repay an existing loan secured by the real property and improvements located in Maricopa County, Arizona and described in Exhibit A attached hereto (the "Property"), (ii) pay for such capital expenditures, leasing commissions and tenant improvements relating to the Property as Lender may approve, and (iii) fund certain interest payments to be made by Borrower, all on the conditions set forth herein.

     Borrower is today also executing a promissory note (the "Note") payable to Lender in the amount of the Loan, for a term of 36 months, at 11.0% per annum, computed on a 360-day basis and the actual number of days elapsed. Interest on the Loan will be payable monthly and principal will be due and payable at Loan maturity. The Note is to be secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the "Deed of Trust") covering the Property, and a Third Party Pledge and Security Agreement executed by Carlsberg Management Company.

     This Agreement describes how the Loan proceeds not used for the refinance of the existing loan may be used for capital expenditures, leasing commissions, tenant improvements and the payment of interest, and contains various representations, warranties and covenants of Borrower and other provisions relating to Lender's making of the Loan to Borrower.

                                 I. RESERVE ACCOUNT

     1. Reserve Account

     A portion of the Loan proceeds in the amount of $900,000 shall be held by Lender as a reserve account (the "Reserve Account"). $600,000 of the funds in the Reserve Account shall be allocated to the "Leasing Reserve," and $300,000 of the funds in the Reserve Account shall be allocated to the "Interest Reserve." From time to time and in its sole and absolute discretion, Lender may disburse to Borrower from the Reserve Account funds representing the Leasing Reserve to
(i) pay leasing commissions approved in advance by Lender or pay for tenant improvements in connection with leases approved by Lender in advance pursuant to
Section I.6 of the Deed of Trust, and/or (ii) fund capital expenditures relating to the Property that have been approved in advance by Lender. As a condition to making any such disbursement, Lender may require that Borrower submit documentation of Borrower's obligation to pay the expenses for which such disbursement is to be made, including, without limitation, copies of written brokerage agreements (with respect to leasing commissions) and invoices and conditional lien releases (with respect to tenant improvements and capital expenditures). Upon Borrower's written request from time to time, Lender shall disburse to itself from the Reserve Account funds representing the Interest Reserve and apply the same in payment of Borrower's monthly payments of interest accrued under the Loan; provided, however, that such disbursements shall not exceed $100,000 in any 12-month period. Upon Borrower's written request, Lender may, in its sole discretion, permit reallocation of funds between the Interest Reserve and the Leasing Reserve. Lender shall have no obligation to segregate the funds in the Reserve Account from its other funds, nor to pay interest to Borrower on such funds, nor invest the same for Borrower's benefit. Notwithstanding the foregoing and Lender's complete discretionary control over the disbursement of funds from the Leasing Reserve, Borrower acknowledges and agrees that all of the funds in the Reserve Account shall be deemed to have been advanced to Borrower as of the date of recordation of the Deed of Trust, and that the amount of such funds shall be included in the amount of the outstanding principal balance of the Loan. Without limitation of the foregoing, when the Loan becomes due and payable in full, Lender shall disburse to itself any funds remaining in the Reserve Account and apply the same to repayment of the Loan in such order and priority as Lender may determine in its sole and absolute discretion. If any funds remain in the Reserve Account after the Loan is fully repaid, Lender shall disburse such remaining funds to Borrower.

     2. Security Interest.

     Borrower hereby grants to Lender a security interest in the Reserve Account, any investments of, and certificates or other instruments representing the funds deposited therein, and all additions thereto, substitutions therefor and proceeds thereof (collectively, the "Reserves"), for the purpose of securing all indebtedness secured by the Deed of Trust, and in addition to the rights granted thereunder, Lender shall have all rights of a secured party with respect to such Reserves. Borrower shall have no right to assign its rights and/or its obligations under this Agreement or to pledge or otherwise encumber its interest in the Reserves, and any such attempted assignment, pledge or encumbrance shall be null and void. Lender and Borrower agree that the provisions of the Deed of Trust relating to a security agreement for personal property and the remedies with respect thereto, and generally all references therein to the Property, shall apply with equal force and effect to the Reserves. Notwithstanding anything else herein to the contrary, if an event of default has occurred and is continuing under this Agreement or any other document evidencing or securing the Loan (the "Loan Documents"), Lender shall have no obligation to make disbursements from the Reserves.

                    II. BORROWER'S REPRESENTATIONS AND WARRANTIES

     As a material inducement to Lender's entry into this Agreement, Borrower represents and warrants to Lender as of the date hereof and continuing thereafter that:

     1. Authority/Enforceability. Borrower is in compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own and improve the Property as contemplated by the Loan Documents.

     2. Binding Obligations. Borrower is authorized to execute, deliver and perform its obligations under the Loan Documents, and such obligations shall be valid and binding obligations of Borrower.

     3. Formation and Organizational Documents. Borrower has delivered to Lender all formation and organizational documents of Borrower, and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower shall immediately provide Lender with copies of any amendments or modifications of the formation or organizational documents.

     4. No Violation. Borrower's execution, delivery, and performance under the Loan Documents do not: (a) require any consent or approval not heretofore obtained under any partnership agreement, articles of incorporation, bylaws or other document; (b) violate any governmental requirement applicable to the Property or any other statute, law, regulation or ordinance or any order or ruling of any court or governmental entity; (c) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which the Borrower is or the Property is bound or regulated; or (d) violate any statute, law, regulation or ordinance, or any order of any court or governmental entity.

     5. Compliance with Laws. Borrower has, and at all times shall have obtained, all permits, licenses, exemptions, and approvals necessary to occupy, operate and market the Property, and shall maintain compliance with all governmental requirements applicable to the Property and all other applicable statutes, laws, regulations and ordinances necessary for the transaction of its business.

     6. Litigation. Except as disclosed to Lender in writing, there are no claims, actions, suits, or proceedings pending, or to Borrower's knowledge, threatened against Borrower or affecting the Property.

     7. Financial Condition. All financial statements and information heretofore delivered to Lender by Borrower, including, without limitation, information relating to the financial condition of Borrower, the Property, and/or any guarantors, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.

     8. No Material Adverse Change. There has been no material adverse change in the financial condition of Borrower and/or any guarantors since the dates of the latest financial statements furnished to Lender and, except as otherwise disclosed to Lender in writing, Borrower has not entered into any material transaction which is not disclosed in such financial statements.

     9. Accuracy. All reports, documents, instruments, information and forms of evidence delivered to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.

     10. Americans with Disabilities Act Compliance. Borrower represents and warrants to Lender that the Property shall be hereafter maintained in full and strict compliance with the requirements and regulations of the Americans With Disabilities Act, of July 26, 1990, Pub. L. No. 101-336, 104 Stat. 327, 42 U.S.C. Sec. 12191, et seq., as hereafter amended. At Lender's written request from time to time, Borrower shall provide Lender with written evidence of such compliance satisfactory to Lender. Borrower shall be solely responsible for all costs of such compliance and such reporting to Lender.

                              III. BORROWER'S COVENANTS

     1. Payment of Expenses. Borrower shall pay Lender's out-of-pocket costs and expenses incurred in connection with the administration of the Loan or in the exercise of any of its rights or remedies under this Agreement, including, but not limited to, title insurance and escrow charges, recording charges and mortgage taxes, reasonable legal fees and disbursements and any other reasonable fees and costs for services which are not customarily performed by Lender's salaried employees. The provisions of this paragraph will survive the termination of this Agreement and the repayment of the Loan.

     2. Management of Property. Without the prior written consent of Lender, Borrower shall not enter into any agreement providing for the management, leasing or operation of the Property.

     3. Certain Leasing and Maintenance Expenses. At its own expense and without requesting any disbursement therefor from the Reserve Account. Borrower shall pay for (i) all tenant improvements and leasing commissions that are Borrower's obligations as of the date hereof relating to the leasing of (a) Suite 134 of the Property to University Medical Center, (b) Suite 211 of the Property to Dr. T. Harlan, (c) Suite 206 of the Property to Dr. Benjamin Harris, and
(d) Suite 109 of the Property to the Grunow Pharmacy, and (ii) the repainting of the exterior of the building on the Property, at a cost of up to $26,000. Nothing in this Section shall be deemed to imply that Lender has any obligation to make any disbursements from the Leasing Reserve on any basis other than Lender's sole and absolute discretion.

     4. Further Assurances. Upon Lender's request and at Borrower's sole cost and expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as reasonably determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any liens created by the Loan Documents.

                              IV. DEFAULT AND REMEDIES

     1. Events of Default. Borrower will be in default under this Agreement if:

     (a) Borrower fails to comply with any covenant contained in this Agreement which calls for the payment of money, and does not cure that failure within four
(4) days after notice from Lender; or

     (b) Borrower fails to comply with any covenant contained in this Agreement other than those covenants referred to in a. and b. above, and does not cure that failure within thirty (30) days after written notice from Lender; provided, however, that if the nature of such failure to perform is such that the same cannot reasonably be cured within such thirty (30) day period, there shall not be deemed to be a default if Trustor shall within such thirty (30) day period commence to cure that failure to perform and thereafter diligently prosecute the cure to completion; or

     (c) A default occurs under the Note or the Deed of Trust.

     2. Remedies. If Borrower is in default under this Agreement, Lender may exercise any right or remedy which it has under the Deed of Trust, this Agreement or any other agreement with Borrower relating to the Loan, or under any agreement guaranteeing the Loan , or otherwise available at law or in equity or by statute, and all of Lender's rights and remedies will be cumulative.

                           V. CONDITIONS TO EFFECTIVENESS

     The simultaneous closing of all of the transactions contemplated by the agreements described on Schedule A attached hereto with the closing of this transaction is a condition precedent to both Borrower's and Lender's obligations under this Agreement. This condition is for the benefit of both Borrower and Lender. If this condition is not satisfied, each party shall have the right in its sole discretion, either to waive the condition and proceed with the transaction so long as both of them have waived the condition, or to terminate this Agreement by written notice to the other party. It shall be an additional condition precedent to Lender's obligations under this Agreement, which condition shall be for the benefit of Lender only, that Borrower shall have executed (and acknowledged, where applicable) and delivered to Lender: (i) an Option Agreement (the "Option Agreement") in favor of Lender, in form and substance satisfactory to Lender, relating to the Property; (ii) a Memorandum of Option Agreement, in form and substance satisfactory to Lender, relating to the Option Agreement, and (iii) an estoppel letter relating the Option Agreement, in substantially the form attached hereto as Exhibit B.

                                  VI. MISCELLANEOUS

     1. No Waiver; Consents. Any waiver by Lender must be in writing and will not be construed as a continuing waiver. No waiver will be implied from any delay or failure by Lender to take action on account of any default of Borrower. Consent by Lender to any act or omission by Borrower will not be construed to be a consent to any other or subsequent act or omission or to waive the requirement for Lender's consent to be obtained in any future or other instance.

     2. No Third Parties Benefited. This Agreement is made and entered into for the sole protection and benefit of Lender and Borrower and their successors and assigns. No trust fund is created by this Agreement and no other persons or entities will have any right of action under this Agreement or any right to the Loan funds.

     3. Notices. All notices given under this Agreement must be in writing and will be effectively served upon personal delivery or one day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile, or, if mailed, no later than forty-eight hours after deposit in first-class or certified United States mail, postage prepaid, sent to the party at its address appearing below its signature. Those addresses may be changed by either party by notice to the other party.

     4. Authority to File Notices. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to file for record, at Borrower's cost and expense and in Borrower's name, any notices of completion, notices of cessation of labor, or any other notices that Lender considers necessary or desirable to protect its security; provided, however, that such appointment as attorney-in-fact shall apply only where (i) Borrower has failed, within five (5) business days after Lender's written request, to file such notice, or (ii) in Lender's reasonable judgment, failure to file such notice before such five (5) day period expires may impair the value of Lender's security.

     5. Actions. Lender will have the right, but not the obligation, to commence, appear in, and defend any action or proceeding which might affect its security or its rights, duties or liabilities relating to the Loan, the Property or this Agreement. Borrower will pay promptly on demand all of Lender's reasonable out-of-pocket costs, expenses, and legal fees and disbursements incurred in those actions or proceedings.

     6. Applicable Law. This Agreement will be governed by Arizona law.

     7. Heirs, Successors and Assigns; Participations. The terms of this Agreement will bind and benefit the heirs, legal representatives, successors and assigns of the parties; provided, however, that Borrower may not assign this Agreement or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of Lender. Lender shall have the right to sell participations in the Loan to any other persons or entities without the consent of or notice to Borrower. Without the consent of or notice to Borrower, Lender may disclose to any prospective purchaser of any securities issued or to be issued by Lender, and to any prospective or actual purchaser of any participation or other interest in the Loan or any other loans made by Lender to Borrower (whether under this Agreement or otherwise), any financial or other information, data or material in Lender's possession relating to Borrower, the Loan or the construction project.

     8. Attorneys' Fees. If any lawsuit is commenced to enforce any of the terms of this Agreement, the prevailing party will have the right to recover its reasonable attorneys' fees and costs of suit from the other party. Any reference to "attorney fees", "attorney's fees", or "attorneys' fees" in this document includes but is not limited to both the fees, charges and costs incurred by Lender through its retention of outside legal counsel and the allocable fees, costs and charges for services rendered by Lender's in-house counsel. Any reference to "attorney fees", "attorney's fees", or "attorneys' fees" shall also include but not be limited to those attorneys' or legal fees, costs and charges incurred by Lender subsequent to a default hereunder in the collection of any indebtedness evidenced or secured by the Loan Documents, the enforcement of any obligations hereunder, the protection of the Property, the foreclosure of or exercise of the power of sale under the Deed of Trust, the sale of the Property, the defense of actions arising hereunder and the collection, protection or setoff of any claim Lender may have in a proceeding under Title 11, United States Code. Attorneys' fees provided for hereunder shall accrue whether or not Lender has provided notice of a default or of an intention to exercise its remedies for such default; provided, however, that Borrower's obligation hereunder to pay Lender's attorneys' fees that accrue before Lender gives such notice shall be limited to the amount of $2,000 in each instance.

     9. Restriction on Personal Property. Borrower shall not sell, convey, or otherwise transfer or dispose of its interest in any personal property in which Lender has a security interest, or contract to do any of the foregoing, without the prior written consent of Lender.

     10. Separate Agreement. Notwithstanding that Borrower and Glenborough Corporation, a California corporation ("GC"), an affiliate of Lender, are entering into that certain Management Agreement dated as of even date herewith (the "Management Agreement"), pursuant to which GC is undertaking certain management responsibilities relating to the Property, Borrower hereby acknowledges and agrees that: (i) Borrower's and Lender's respective rights and obligations with respect to the Loan shall be governed solely by the Loan Documents and shall not be affected in any way by (and, without limitation, Lender shall not be deemed a mortgagee-in-possession by virtue of ) the Management Agreement, GC's performance of, or failure to perform, its obligations thereunder, or GC's exercise of, or failure to exercise, its rights thereunder; and (ii) GC's and Borrower's respective rights and obligations with respect to GC's management of the Property shall be governed solely by the terms of the Management Agreement and shall not be affected in any way by the Loan, the Loan Documents, Lender's performance of, or failure to perform, its obligations thereunder, or Lender's exercise of, or failure to exercise, its rights thereunder. GC shall be a third party beneficiary of this Section 10.

     11. Severability. The invalidity or unenforceability of any one or more provisions of this Agreement will in no way affect any other provision.

     12. Interpretation. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the paragraphs of this Agreement are for convenience only and do not define or limit any terms or provisions. Time is of the essence in the performance of this Agreement by Borrower.

     13. Amendments. This Agreement may not be modified or amended except by a written agreement signed by the parties.

     14. Counterparts. This Agreement and any attached Consents or Exhibits requiring signatures may be executed in counterparts, but all counterparts shall constitute but one and the same document.

     Date: November            , 1996


Borrower:                           Lender:

CARLSBERG PROPERTIES, LTD.,         GLENBOROUGH PROPERTIES, L.P.
a California limited partnership    a California limited partnership

By:   Carlsberg Properties, Inc.    By:    Glenborough Realty Trust Incorporated
      a California corporation             a Maryland corporation,
                                           General Partner


      By________________________           By __________________________________

      Its_______________________           Its__________________________________



                                           By:__________________________________

                                           Its__________________________________

Address:2800-28th Street, Suite 222        Address:400 South El Camino Real
        Santa Monica, California 90405             San Mateo, California
                                                   94402-1708

                                   Schedule A

                               Related Agreements

     All of the following documents are dated as of even date herewith:

     1. Purchase Agreement between Terra Plaza, Ltd., a California limited partnership, and Lender for the property commonly known as Carlsberg Plaza located at 2633 East Indian School Road, Phoenix, Arizona.

     2. Purchase Agreement between Carlsberg Managed Properties Fund, Ltd., a California limited partnership, and Lender for the property commonly known as Dallidet Professional Center located at 1194 Pacific Street, San Luis Obispo, California.

     3. Purchase Agreement between IHH Partnership, a California general partnership, and Lender for the property commonly known as Hillcrest Office Building located at 1370 North Brea Boulevard, Fullerton, California.

     4. Purchase Agreement between Tradewinds Office Building, a California general partnership, and Lender for the property commonly known as Trade Winds Financial Center located at 2266 South Dobson Road, Mesa, Arizona.

     5. Purchase Agreement among Sonora Plaza, Ltd., a California limited partnership, GDA Investment, Ltd., a Florida limited partnership, and Lender for the property commonly known as Sonora Plaza located at 708-824 East Mono Way, Sonora, California.

     6.  Agreement   Concerning  Property  Management   Agreements  executed  by
Carlsberg  Management  Company,  a  California   corporation,   and  Glenborough
Corporation, a California corporation.

                                    Exhibit B

                               November ____, 1996


Glenborough Properties, L.P.
400 South El Camino Real
San Mateo, California  94402-1708

         RE:      The Grunow Medical Building - Phoenix, Arizona

Gentlemen:

     On this date you have made a loan (the "Loan") in the amount of $3,600,000 to the undersigned. The Loan is secured by first-lien Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the "Deed of Trust") encumbering certain real property (the "Property") located in the City of Phoenix, County of Maricopa, State of Arizona, which Property is more particularly described in the Deed of Trust. On this date you have also entered into an Option Agreement (the "Option Agreement") with us to purchase the Property.

     By this letter the undersigned wish to confirm the following:

     As to each of the transactions described above, your right to purchase the property in accordance with the terms of the Option Agreement is separate and independent of the making of the Loan. The purchase price to be paid for the Property in the event you elect to exercise the option granted under the terms of the Option Agreement represents the undersigned's good faith estimate of the fair market value of the Property as of the time the option thereunder may be exercised. Alternative forms of structuring the transactions were available to us, and we chose to proceed in the manner described. We understand that the Option Agreement permits you to purchase the Property, notwithstanding any right or ability of the undersigned to pay off the Loan and obtain a release and reconveyance of the Deed of Trust. The undersigned hereby agree that we waive any right, at law or in equity, to challenge the validity or enforceability of the Option Agreement or your right to specifically enforce the terms thereof, as long as the purchase price paid for the Property is paid as provided in the Option Agreement.

     Neither party has made any representation to the other regarding, nor are the transactions in any way conditioned upon, the accounting or tax consequences of the transactions.

     We agree that you are reasonably relying on this letter in entering into the transactions described above.


                                      CARLSBERG PROPERTIES, LTD.,
                                      a California limited partnership

                                      By:    Carlsberg Properties, Inc.,
                                             a California corporation


                                             By _______________________________

                                             Its_______________________________

                                      Address:    2800-28th Street, Suite 222
                                                  Santa Monica, California 90405

                                Option Agreement

                                 by and between

                           Carlsberg Properties, LTD.,
                        a California limited partnership,

                                       and

                          Glenborough Properties, L.P.,
                        a California limited partnership,

                         dated as of November ___, 1996

                                       for

                             Grunow Medical Building
                                Phoenix, Arizona

                                List Of Exhibits

Exhibit A  Memorandum of Option Agreement

Exhibit B  Grant Deed

Exhibit C  Assignment of Leases

Exhibit D  Warranty Bill Of Sale

Exhibit E  Assignment of Service Contracts, Warranties and Guaranties
           and Other Intangible Property

Exhibit F  Certificate of Transferor other than an Individual (FIRPTA
           Affidavit)

Exhibit G  Form of Tenant's Estoppel Certificate

Exhibit H  Rent Roll

Exhibit I  Notice to Tenants

                                List Of Schedules

Schedule 1(a)  Real Property

Schedule 3(c)  Permitted Exceptions

Schedule 7(g)  Defects

Schedule 7(h)  Violations

Schedule 7(i)  Proceedings

Schedule 7(l)  Litigation

Schedule 7(m)  Outstanding Contracts

Schedule 7(p)  Personal Property

Schedule 7(r)  Lease Exceptions

Schedule 7(x)  Brokerage Fees

Schedule 7(z)  Contracts

Schedule 7(bb)  Environmental Reports

                                Option Agreement

     This Option Agreement (this "Agreement") is dated as of November ___, 1996, by and between Carlsberg Properties, LTD., a California limited partnership ("Seller"), and Glenborough Properties, L.P., a California limited partnership ("Buyer").

                                    Recitals

     A. Seller is the owner of the Property (as defined in Subparagraph 1(a) below).

     B. Contemporaneously herewith, Buyer is making a loan (the "Loan") to Seller in the amount of $3,600,000, evidenced by that certain Promissory Note Secured by Deed of Trust of even date herewith made by Seller in favor of Buyer (the "Note"), and secured by, among other security, that certain Loan Agreement of even date herewith between Buyer and Seller (the "Loan Agreement") and that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of even date herewith executed by Seller (the "Deed of Trust"), the proceeds of which are to be used by Seller to repay an existing loan secured by the Property. In partial consideration for the Loan, Seller has agreed to grant Buyer an option to purchase the Property upon the terms and subject to the conditions set forth in this Agreement.

     Now, Therefore, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

1.   Purchase and Sale of Property

     (a).........  Subject to and upon the terms and conditions  hereinafter set forth and the representations and warranties contained herein, Seller hereby grants to Buyer an irrevocable option (the "Option") to purchase from Seller, subject to the terms, covenants and conditions set forth herein, (a) the real property described in Schedule 1(a) attached hereto, together with any and all buildings and other improvements thereon and, to the extent owned by Seller, or held directly for the benefit of Seller, any interest therein, and any and all rights, privileges and easements appurtenant thereto (the "Real Property"),
(b) all of Seller's right, title and interest in and to the Leases listed in Exhibit H attached hereto (the "Leases"), and any and all guarantees of the Leases (the "Lease Rights"), as such Leases are in effect as of the Closing, and
(c) all of Seller's right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property as of the Closing (the "Personal Property"),
(d) all of Seller's right, title and interest, if any, in and to the following to the extent assignable: the Contracts listed in Schedule 7(z), as such Contracts are in effect as of the Closing, all general intangibles relating to design, development, operation, management and use of the Real Property, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority in connection with the development, use, operation or management of the Real Property, all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and (e) all of Seller's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos, other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property (such property, together with the property described in clause (d) of this Paragraph 1, is herein called the "Intangible Property"). The term "Property" means all of the Real Property, the Lease Rights, the Personal Property and the Intangible Property.

     (b).........  On  either  the  second or third  anniversary  of the date of recordation of the Deed of Trust, Buyer may exercise the Option by giving written notice to Seller at the address set forth in Section 14 below, which notice shall specify a closing date (the "Closing Date") which shall be not sooner than thirty (30) days, and not later than sixty (60) days, after the date of such notice. Except as expressly provided herein, the Closing Date may not be extended without the prior written consent of both Buyer and Seller. If Buyer fails to timely exercise the Option, this Agreement shall be terminated and of no further force and effect. If Buyer timely exercises the Option, this Agreement shall become and be deemed a contract for the purchase of the Property on the terms and conditions hereinafter set forth.

     (c).........  Concurrently with the execution of this Agreement,  Buyer and
Seller shall execute a Memorandum of Option Agreement in the form attached hereto as Exhibit A for recordation upon the execution hereof. If the Option terminates for any reason whatsoever, Buyer shall, within three (3) days of receiving Seller's written request therefor, record a quitclaim deed or similar instrument giving notice of such termination.

2.   Purchase Price.

     (a)......... Buyer and Seller agree that the purchase price of the Property
(the "Purchase Price") shall be the greater of:

          (i)... the sum of (x) the outstanding balance owed by Seller to Buyer under the Loan as of the Closing Date, after application to such balance of any funds remaining in that portion of the Reserve Account (as defined in the Loan Agreement) which is allocated to the Leasing Reserve (as defined in the Loan Agreement) on the Closing Date; plus (y) $50,000; or

          (ii).. the value of the Property (the "Property Value"), which shall be deemed to be the quotient of (x) the Property's Net Annual Income (as defined below), divided by (y) eleven percent (11.0%). As used herein, "Net Annual Income" shall mean the amount, if any, by which the Property's Gross Annual Income (as defined below) exceeds the Property's Total Annual Expenses (as defined below). As used herein, "Gross Annual Income" shall mean the total amount of rental payments (including CAM charges and all payments and reimbursements required under the Leases) reasonably expected to be received by Seller during the 12-month period commencing on the Closing Date under all leases of the Property or any portion thereof as of the Closing Date. As used herein, "Total Annual Expenses" shall mean all expenses and liabilities that accrue, as determined by Generally Accepted Accounting Principles ("GAAP"), in connection with the ownership or operation of the Property during the 12-month period ending on the last day of the last calendar month ending on or before the Closing Date, including, without limitation, all expenses for maintenance, repairs, service contracts, taxes on the ownership or operation of the Property, ground lease payments (if any), insurance and management fees, but excluding any amounts for leasing commissions, tenant improvement costs or capital improvements; provided, however, that the amount of Total Annual Expenses shall be increased or reduced, as applicable, by the amount of (i) any change reasonably anticipated during the 12-month period commencing on the Closing Date in the amount of annual property taxes payable in relation to the Property, and
(ii) any change reasonably anticipated during the 12-month period commencing on the Closing Date in the amount of annual operating expenses generated by the Property because of a change in the Property's occupancy rate.

          (iii). Within ten (10) days of its written notice to Seller of its exercise of the Option, Buyer shall deliver to Seller a written statement of its proposed calculation of the Property Value ("Buyer's Calculation"), together with such reasonable supporting detail as may be available to Buyer. Seller shall  have  ten (10)  days  from  its  receipt  of such  written  statement  to disapprove  of  Buyer's  Calculation.  If Buyer  does not  receive  a notice  of disapproval from Seller, together with a written statement of Seller's alternative calculation of the Property Value, including reasonable supporting detail, within such ten (10) day period, Seller shall be deemed to have approved Buyer's Calculation. If Seller timely disapproves of Buyer's Calculation, the parties shall meet and negotiate in good faith to reach agreement on the Property Value. If the parties cannot reach agreement within ten (10) days after Buyer's receipt of Seller's notice of disapproval, each party shall appoint a certified public accountant, the two of which shall in turn appoint a third certified public accountant (the "Accountant") who shall resolve the dispute. The parties shall share equally the fees of the Accountant.

     (b)......... The Purchase Price shall be paid as follows:

          (i)... If the Loan has not been fully repaid and the Note remains outstanding at the time of the Closing, the amount of any funds then remaining in the Reserve

Account (as defined in the Loan Agreement) shall first be applied in repayment of the Loan, and at the Closing Buyer shall cancel and return the Note to Seller, and the outstanding principal balance of the Loan, together with all accrued but unpaid interest thereon, shall be credited to Buyer against the Purchase Price.

          (ii).. The balance of the Purchase Price (or the entire Purchase Price if the loan has been repaid in full prior to the Closing) (in either case, the "Purchase Price Balance") shall be paid by Buyer to Seller, in immediately available funds, at the Closing.

     (c).........  Seller  acknowledges and agrees that Buyer may be required to withhold a portion of the Purchase Price pursuant to Section 1445 of the Code (as defined in Subparagraph 4(c)(x) below) or Sections 18805 and 26131 of the California Revenue and Taxation Code or similar laws or regulations of other states. Any amount properly so withheld by Buyer shall be deemed to have been paid by Buyer as part of the Purchase Price, and Seller's obligation to consummate the transactions contemplated herein shall not be excused, reduced, terminated or otherwise affected thereby.

3.   Conditions to Closing

     (a).........  The following conditions are precedent to Buyer's obligations hereunder (the "Buyer's Conditions Precedent"):

          (i)... Subject to the provisions of Section 14(e) hereof, the representations and warranties of Seller contained herein shall be true and correct as of the Closing Date as though made at and as of the Closing Date, and Seller's covenants under this Agreement shall be satisfied as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date).

          (ii).. At the Closing, Seller shall convey to Buyer (A) fee simple title to the Property identified in Schedule 1(a) by grant deed in the form of Exhibit B attached hereto, (B) title to the Lease Rights pursuant to an assignment and assumption of tenant leases in the form of Exhibit C attached hereto (the "Assignment of Leases"), (C) title to the Personal Property pursuant to a bill of sale in the form of Exhibit D attached hereto and (D) an assignment and assumption of service contracts, guaranties and warranties and other intangible property in the form of Exhibit E attached hereto (the "Assignment of Service Contracts").

          (iii). Lawyer's Title Insurance Corporation (the "Title Company") shall be committed to issue at Closing for its extended coverage American Land Title Association Policy of Owner's Title Insurance (Form B, rev. 10/17/70) in the amount of the Purchase Price, showing title to the Real Property vested in Buyer, subject only to exceptions described on Schedule 3(c) attached hereto, any future exceptions caused by Buyer, and such other exceptions as Buyer may approve in writing in its sole and absolute discretion (the "Permitted Exceptions"). The foregoing title policy, together with endorsements covering subdivision map act, survey, access, contiguity, no violations of covenants, conditions or restrictions and such other endorsements as Buyer has requested prior to the Effective Date (as defined in Subparagraph 14(l) below), is referred to herein as the "Title Policy." On or before the Closing, Seller shall cause the Title Company to deliver to Buyer a certification that, in issuing the Title Policy, the Title Company has not relied on any representations or indemnities of Seller or any of its affiliates (except as disclosed in such certification). In addition, as a condition to Buyer's obligation to close, Buyer shall be satisfied that, as of the Closing, there is no outstanding financing statement filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property or Seller except for any financing statements approved by Buyer prior to the Effective Date or created by Buyer thereafter.

          (iv).. Seller obtaining and delivering to Buyer the tenant estoppel certificates required under Paragraph 6 below.

          (v)... Subject to the provisions of Paragraph 10 below, the physical condition of the Real Property shall be substantially the same on the Closing Date as on the date hereof, except only for reasonable wear and tear, loss by casualty, and changes made with Buyer's approval.

          (vi).. All of the property management and leasing brokerage agreements affecting the Property other than any management agreement with any affiliate of Buyer (whether between Seller, Carlsberg Management Company ("CMC") or any other party and such property managers and leasing agents) shall be terminated as of the Closing Date at no cost or expense to Seller.

     The Buyer's Conditions Precedent contained in Subparagraphs 3(a)(i) through 3(a)(vi) are intended solely for the benefit of Buyer. If any of the Buyer's Conditions Precedent is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer's Condition Precedent and proceed with the purchase or terminate this Agreement by written notice to Seller and the Title Company.

     (b)......  In the event  that any party  having  the right of  cancellation under this  Paragraph 3  does not inform  the other  party and Title  Company in writing of its disapproval of any condition precedent (the "Condition Precedent") for such party's benefit provided in this Paragraph 3 prior to the Closing, such Condition Precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a party shall not be deemed to have waived any claim for breach of any representation or warranty by the other party unless such party has actual knowledge of such breach prior to Closing. For purposes of this Subparagraph 3(b), "actual knowledge" of

Buyer shall be deemed to mean the present actual knowledge of Mr. Andrew Batinovich, Mr. Steve Saul or Mr. Frank E. Austin, without any duty of investigation or inquiry on their part, and "actual knowledge" of Seller shall be deemed to mean the present actual knowledge of Mr. William G. Geary, Jr., Ms. Janet DaVall and Mr. Ron Lema, without any duty of investigation or inquiry on their part. Upon termination of this Agreement and the escrow for failure of a Condition Precedent, (i) Buyer shall deliver to Seller copies of any and all soils, geologic, engineering and environmental reports or studies concerning the Property prepared by or on behalf of Seller and (ii) Seller shall bear the cost of any title and escrow cancellation fees.

4.   Closing and Escrow

     (a).........  If Buyer  exercises  the Option by giving  written  notice to
Seller, then upon delivery of such notice, the parties hereto shall deposit an executed counterpart of this Agreement with Title Company and this Agreement shall serve as instructions to Title Company as the escrow holder for consummation of the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.  (b).........  The parties shall endeavor to conduct the Closing through an escrow closing pursuant to Subparagraph 4(a) above. If, however, an escrow Closing is not practical, the Closing hereunder shall be held and delivery of all items to be made at the Closing shall be made at the offices of Morrison & Foerster llp, 345 California Street, San Francisco, California 94104, or such other place as the parties shall agree, on or before the Closing Date. In the event the Closing does not occur on or before the Closing Date, Title Company shall, unless it is notified by both parties to the contrary within five (5) days after the Closing Date, return to the depositor thereof items which were deposited hereunder. Any such return shall not, however, relieve either party of any liability it may have for its wrongful failure to close.

     (c).........  At or before the Closing, Seller shall deliver or cause to be delivered to Buyer the following:

          (i)... [Intentionally omitted];

          (ii).. the duly executed and acknowledged Deed;

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Bill of Sale;

          (v)... a duly executed Assignment of Service Contracts;

          (vi).. originals of the Leases;

          (vii). duly executed tenant estoppel certificates as required pursuant to Subparagraph 3(a)(iv) above;

          (viii) originals of the Contracts not previously delivered to Buyer;

          (ix).. originals of any and all building permits and certificates of occupancy for the Improvements and all tenant-occupied space included within the Improvements that are in the possession or control of Seller and/or an affiliate of Seller that have not been previously delivered to Buyer;

          (x)... a FIRPTA affidavit (in the form attached as Exhibit F) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the "Code"), and on which Buyer is entitled to rely, that Seller is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code;

          (xi).. a signed notice in the form of Exhibit I attached hereto for each of the Tenants (as defined in Paragraph 6 below);

          (xii). such resolutions, authorizations, bylaws or other corporate and/or partnership documents or agreements relating to Seller as shall be reasonably required by Buyer;

          (xiii) a closing statement in form and content satisfactory to Buyer and Seller; and

          (xiv). any other instruments, records or correspondence called for hereunder which have not previously been delivered.

     Buyer may waive compliance on Seller's part under any of the foregoing items by an instrument in writing.

     (d).........  At or before the Closing,  Buyer shall deliver or cause to be delivered to Seller the following:

          (i)... a closing statement in form and content satisfactory to Buyer and Seller;

          (ii).. [Intentionally omitted];

          (iii). a duly executed Assignment of Leases;

          (iv).. a duly executed Assignment of Service Contracts;

          (v)... the canceled Note (if the Loan has not been fully repaid before the Closing Date); and

          (vi).. the Purchase Price Balance.

     (e).........  Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof. Seller and Buyer hereby designate Title Company as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Code and the regulations promulgated thereunder.

     (f).........  With respect to the Property the following  adjustments shall be made, and the following procedures shall be followed:

          (i)... As nearly as practicable prior to the Closing, Buyer and Seller shall prepare a statement for the Property ("Proration Statement") showing prorations for the items set forth below, calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year:

                   (A) rents, including, without limitation, percentage rents, escalation charges for real estate taxes, parking charges, common area expenses, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under tenant Leases (whether such collection occurs prior to, on or after the Closing Date);

                   (B) real property taxes and assessments;

                   (C) the current installments (only) of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property;

                   (D) water, sewer and utility charges;

                   (E) amounts payable under any Contract that will be continued after the Closing;

                   (F) permits, licenses and/or inspection fees (calculated on the basis of the period covered); and

                   (G)  any  other   expenses   normal  to  the   operation  and
maintenance of the Property.

          (ii).. Buyer shall use commercially reasonable efforts consistent with prudent business practices to collect rents or other amounts payable under the Leases that were delinquent as of the Closing Date and that relate to a period prior to the Closing. To the extent such delinquent rents and other amounts are collected by Buyer, Buyer may deduct from the amount owed to Seller an amount equal to the out-of-pocket third-party collection costs actually incurred by Buyer in collecting such rents and other amounts due to Seller. Any rent or other payment (including percentage rent) collected after the Closing from any tenant which owed rent that was delinquent as of the Closing Date and that relate to a period prior to the Closing shall be applied first, to satisfy such tenant's rent obligations first becoming due and payable in the month in which such rent was paid (or within five (5) days after the date on which such rent was paid), and then to satisfy such delinquent rent obligations (including those that relate to the period after the Closing Date) in the inverse order of maturity. After the Closing, Buyer shall have the exclusive right to enforce claims for rents and all other obligations due and owing under the Leases and terminate any Leases as Buyer, in its sole discretion, deems appropriate.

          (iii). At the Closing, Seller shall deliver to Buyer all security deposits, letters of credit and other collateral given to Seller or any of its affiliates or predecessor-in-interest pursuant to any of the Leases, less any portions thereof applied in accordance with the respective Lease (together with a statement regarding such applications).

          (iv).. If any tenants are required to pay percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, operating expenses, maintenance escalation rents or charges, cost-of-living increases or other charges of a similar nature ("Additional Rents") and such Additional Rents are not finally adjusted between the landlord and tenant under any Lease until after the Closing Date, then Buyer shall submit to Seller within sixty (60) days after such Additional Rents are finally adjusted with any tenant, a supplemental statement (the "Supplemental Statement") to the extent such Additional Rents have been finally adjusted between Buyer and such tenant, containing a calculation of the prorations of such Additional Rents, prepared based on the principles set forth in this Subparagraph 4(f) , provided that in making such adjustment, the parties shall exclude any Additional Rents arising from increased real property taxes for the Property to the extent such increase is the result of Buyer's purchase of the Property. To the extent the Supplemental Statement indicates that one party is entitled to any amounts under this Subparagraph 4(f)(iv), the other party shall pay such sum to such party within thirty (30) days after the delivery of the Supplemental Statement.

          (v)...   Buyer  shall  pay  the   following   costs  of  closing  this
Transaction: (A) the costs of the Buyer's legal counsel, accounting services and engineering and environmental analyses, (B) fifty percent (50%) of the escrow charges, fees for recording the Deed, and any premium for the Title Policy (C) the cost of preparing three (3) years' audited operating statements for the Property to be completed prior to the Closing as required under federal securities laws. All other costs associated with the transaction, (including, but not limited to, any transfer taxes, all survey costs, and fifty percent (50%) of the escrow charges, fees for recording the Deed, and any premium for the Title Policy), shall be charged against Seller and, provided the Closing occurs, will be deducted from the Purchase Price.

          (vi).. Notwithstanding anything to the contrary contained in this Subparagraph 4(f), if the real property taxes and assessments payable for any period prior to Closing are determined to be more than the amounts prorated herein (in the case of the year of the Closing) or paid by Seller (in the case of any prior year), due to a reassessment of the value of the Property or otherwise, Seller and Buyer shall promptly adjust the proration of such real property taxes and assessments after the determination of such amounts, and Seller shall pay to Buyer any increase in the amount of such real property taxes and assessment applicable to any period prior to Closing

          (vii). The obligations of Seller and Buyer under this Paragraph 4(f) shall survive the Closing.

5.   [Intentionally Omitted].

6.   Estoppel Certificates

     If Buyer elects to exercise the Option, Seller shall use all reasonable efforts to obtain an estoppel certificate from each tenant of the Property (each, a "Tenant"), dated no earlier than thirty (30) days prior to the Closing Date, substantially in the form of Exhibit H attached hereto, conforming to the most recent rent roll approved by Buyer and alleging no defaults, offsets, or claims against the lessor (the "Estoppel Certificate"). It shall be a condition to Buyer's obligation to close the sale and purchase of the Property that on or before the Closing:

     (a).........  Seller delivers to Buyer an Estoppel Certificate from Tenants occupying seventy-five percent (75%) of the rentable area of the Property, including all tenants occupying more than ten percent (10%) of the rentable area of the Property (collectively, the "Required Tenants"), and, with respect to all other tenants (collectively, the "Non-Required Tenants"), there shall exist no dispute with Seller, which dispute is material to the use, value or economics of the Property, as determined on an individual basis by Buyer in good faith in Buyer's sole discretion (a "Material Non-Required Tenant Dispute") (and Buyer shall be afforded the opportunity to inquire of any Non-Required Tenant which does not provide an Estoppel Certificate as to whether any such dispute exists); or

     (b).........  To the  extent  that  Seller is  unable  to  obtain  Estoppel
Certificates, or any items required to be therein, from the Required Tenants, or to the extent that there is any Material Non-Required Tenant Dispute, Seller shall deliver to Buyer and Buyer may, but shall not be obligated to, accept, on the Closing Date a certification in which Seller warrants and represents to Buyer, with respect to such missing Estoppel Certificates, or any missing items required to be included therein, each item set forth in the Estoppel Certificate attached as Exhibit H for the missing Estoppel Certificates and/or indemnifies Buyer as to any such Material Non-Required Tenant Dispute.

     (c).........  If the  conditions  contained in  Subparagraphs 6(a)  and (b)
above are not satisfied, then Buyer may, by written notice given to Seller before the Closing, elect to waive such conditions or terminate this Agreement.

7.   Seller's Representations and Warranties

     Seller hereby represents and warrants to Buyer as follows:

     (a).........  Seller is a limited  partnership  duly  organized and validly existing under the laws of the State of California.

     (b)......... Seller has full partnership power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and is the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether or not such enforceability is considered in a proceeding at law or in equity). Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

     (c).........  Neither the  execution  and delivery of this  Agreement,  the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (i) violate or conflict, in any material respect, with any provision of Seller's partnership agreement or any statute, regulation or rule, or, to Seller's knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (ii) result in any material breach or the termination of any lease, agreement or other instrument or obligation to which Seller is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property. Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

     (d)......... All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Buyer.

     (e)......... Seller has fee simple title to the Real Property, subject only to the Permitted Exceptions.

     (f).........  There are no adverse or other  parties in  possession  of the
Property, or any part thereof, except Seller and tenants under the Leases. No party has been granted any license, lease, or other right relating to the use or possession of the Property or any part thereof, except tenants under the Leases.

     (g).........  Except as set forth on Schedule 7(g),  to Seller's knowledge, there are no material defects with respect to the Real Property, including, without limitation, no material defects in the structural and load-bearing components of the Property, the roof(s), the parking lot(s), the plumbing, heating, air conditioning and electrical and life safety systems, and all such items are in good operating condition and repair.

     (h).........  Except as set forth on Schedule 7(h),  to Seller's knowledge, the use and operation of the Property is in compliance in all material respects with all applicable restrictive covenants, building codes, environmental, zoning and land use laws, and other applicable local, state and federal laws and regulations (collectively, "Laws").

     (i).........  Except as set forth on Schedule 7(i),  to Seller's knowledge, there are no condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, and Seller has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Seller received notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which Seller becomes aware.

     (j).........  All water,  sewer,  gas,  electric,  telephone,  and drainage facilities and all other utilities required, to Seller's knowledge, by law, or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and, to Seller's knowledge, to permit compliance with all Laws.

     (k).........   Seller  has  obtained  all  licenses,   permits,  variances,
approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property.

     (l).........  Except as set forth on Schedule 7(l),  there is no litigation pending or, to Seller's knowledge, threatened, against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Seller to perform its obligations under this Agreement. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware.

     (m).........  Except as set forth on Schedule 7(m),  at the time of Closing
(i) there will be no outstanding written or oral contracts made by Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing, and (ii) Seller shall have completed all punch-list items with respect to any tenant improvements constructed by Seller as landlord under the Leases, except only for those tenant improvements described in the first sentence of Section 12(c) hereof.

     (n)......... Seller knows of no facts nor has Seller failed to disclose any fact which would prevent Buyer from using and operating the Property after Closing in the manner in which the Property is currently operated.

     (o).........  Other than the rights of Tenants,  as tenants only, under the
Leases, Seller has not entered into any purchase contracts, options or other agreements of any kind, written or oral, recorded or unrecorded, whereby any person or entity other than Buyer will have acquired or will have any basis to assert any right, title or interest, or right to possession, use, enjoyment or proceeds of all or any portion of the Property. None of the Leases contain any rights to purchase, rights of first offer to purchase, or first refusal to purchase the Property.

     (p)......... To Seller's knowledge, Schedule 7(p) lists all of the tangible
Personal Property.

     (q).........  Attached  hereto as  Exhibit J is a list (the "Rent Roll") of each of the Leases as of the date of this Agreement. Said Rent Roll is complete in all material respects and all information therein is accurate in all material respects as of its date, and there are no Leases or tenancies with respect to the Property or any part thereof except as therein set forth. Except as disclosed on the Rent Roll, no rental under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date. Seller is the owner of the entire lessor's interest in and to each of the Leases and none of the Leases or the rentals or other sums payable thereunder has been assigned or otherwise encumbered.

     (r)......... To Seller's knowledge, each of the Leases, including,  without limitation, any guaranties thereof, is an enforceable Lease and is in full force and effect according to the terms set forth therein, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles. Except as specifically provided on Schedule 7(r) attached hereto or on the Rent Roll, (i) no Tenant under any of the Leases is greater than fifteen (15) days delinquent in the payment of its rental and other sums due, (ii) no Tenant has abandoned or otherwise vacated the Property in violation of any Lease, (iii) to Seller's knowledge, no Tenant or guarantor has filed a voluntary petition in bankruptcy, insolvency or similar proceedings, has been the subject of an involuntary bankruptcy petition, or otherwise been adjudged bankrupt or insolvent in any proceedings filed against such tenant or guarantor; (iv) to Seller's knowledge, no trustee or receiver has been appointed for any Tenant; (v) no written notice has been provided to any tenant notifying the Tenant that it is in default under the Lease which default has not been remedied by such Tenant; and (vi) no Tenant, to Seller's knowledge, is otherwise in default under any of the Leases. Except as otherwise provided in the Lease, to Seller's knowledge, each Tenant is legally required to pay all sums and perform all other material obligations set forth in its respective Lease, without concessions, abatements, offsets or other basis for relief or adjustment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally, and by general equitable principles.

     (s).........  To Seller's knowledge, no material event of default on behalf of Seller, as lessor, exists under any Lease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default by Seller under any Lease. Seller has not received any notice from any Tenant of any offsets, defenses or claims available against rent or other charges payable by such Tenant or other performance or obligations otherwise due from it under any Lease, except as specifically set forth in the Rent Roll and/or the Estoppel Certificates.

     (t).........  No  guarantor of any Lease has been  released or  discharged, voluntarily or involuntarily, from any obligation under or in connection with any Lease or any transaction related thereto.

     (u).........  Seller has not  received  from any Tenant or any other  party written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Estoppel Certificates. The Rent Roll sets forth all security deposits held by Seller.

     (v).........  Except as shown on the Rent Roll, Seller has paid in full any of landlord's leasing costs or obligations, including, without limitation, any costs incurred by Seller in connection with any tenant improvements.

     (w).........  No Tenant has indicated to Seller either orally or in writing its present intent to terminate its Leases prior to expiration of the term of such Lease except as shown on the Estoppel Certificates.

     (x)......... Except as shown on Schedule 7(x),  (A) no brokerage or similar fee is due or unpaid by Seller with respect to the Leases, and (B) no brokerage or similar fee shall be due or payable by Seller after the Closing in connection with the Leases.

     (y).........   All  permits,   governmental  licenses,   registrations  and
approvals with respect to the Property which are necessary or required by law or the rules and regulations of any governmental entity having jurisdiction over the Property or its owner to carry on business as presently conducted
(collectively, the "Licenses"), the lack of which, individually or in the aggregate, would reasonably be likely to have a material adverse effect on the value, use or operation of the Property, are in full force and effect.

     (z)......... Schedule 7(z) attached hereto sets forth a list of all service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property, (such contracts and agreements together with any recorded reciprocal easements agreements are hereinafter referred to, collectively, as the "Contracts"). With respect to each of the Contracts, (i) the Contract is legal, valid, binding, and, to Seller's knowledge, enforceable in accordance with its terms and in full force and effect, except as may be limited by bankruptcy, reorganization, fraudulent conveyance, insolvency or similar laws of general application relating to or affecting the enforcement of creditor's rights and subject to general principles of equity, (ii) to Seller's knowledge, except for a Contract that is terminable upon thirty (30) day written notice, the Contract will not be adversely affected by the occurrence of the Closing and will be legal, valid, binding, enforceable in accordance with its terms and in full force and effect on identical terms following the consummation of the sale of the Property, (iii) Seller is not, and, to Seller's knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon Seller, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse affect upon Seller, (iv) no event has occurred under the Contract which would permit the creation of any lien upon, or the restriction of the right to the use of, the Property and (v) no party to any Contract has repudiated any material provision of the Contract.

     (aa)........ [Intentionally omitted].

     (bb)........  Seller has delivered to Buyer all  environmental  reports and investigations relating to the Property which are available to Seller. A list of such reports and all environmental reports and investigations that have been obtained by Buyer relating to the Property is attached hereto as Schedule 7(bb) (collectively, the "Environmental Reports"). Except as set forth in the Environmental Reports: (i) to Seller's knowledge, the Property is not, and Seller has not received any written notice that, any real estate in the vicinity of the Property is, in violation of any federal, state, local or administrative agency ordinance, law, rule, regulation, order or requirement (collectively, "Environmental Laws") relating to hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment (collectively, "Hazardous Materials"); (ii) neither Seller nor, to Seller's knowledge, any third party, has used, manufactured, generated, treated, stored, disposed of, or released any Hazardous Material on or under the Property or transported any Hazardous Material over the Property; (iii) neither Seller, nor to Seller's knowledge, any third party has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws, and to Seller's knowledge there are no storage tanks or wells (whether existing or abandoned) located on or under the Property and to Seller's knowledge no storage tank has been installed on, used on or removed from the Property in violation of any Environmental

Laws; (iv) to Seller's knowledge, the Property does not consist of any building materials that contain Hazardous Materials; and (v) no claim, action, suit or proceeding is pending or, to Seller's knowledge, threatened against Seller, before any court or other governmental authority or arbitration tribunal, relating to Hazardous Materials, and there is no outstanding judgment, order, writ, injunction, decree or award against Seller or otherwise having a material adverse effect on the Property with respect to the same.

     (cc)........  The Exhibits and Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Seller or CMC has delivered to Buyer true and correct copies of all of the due diligence materials pertaining to the Property which are in the possession or control of Seller. No representation or warranty by Seller herein and no information disclosed in the Exhibits and Schedules hereto supplied by or on behalf of Seller contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading. Seller has no knowledge of any events, transactions or other facts which, either individually or in the aggregate might reasonably give rise to circumstances or conditions which might have a material adverse effect on the Property.

     (dd)........  Seller  is not a  "foreign  person"  within  the  meaning  of
Section 1445(f)(3) of the Code.

     (ee)........  Seller  has  provided  a  copy  of  the  representations  and warranties set forth in this Paragraph 7 to the Responsible Individuals (as defined below), and each of the Responsible Individuals has reviewed such copy of the representations and warranties.

     Buyer and Seller hereby agree that (x) except for the representations and warranties of Seller set forth in this Agreement and the documents to be delivered by Seller to Buyer at Closing (the "Conveyance Documents"), Buyer, upon exercise of the Option, will purchase the Property on an "AS IS" basis without relying of any communications that may have been made by Seller or any of Seller's agents or employees, with respect to the Property or Buyer's intended use thereof; (y) the only representations and warranties made with respect to the Property are contained herein and in the Conveyance Documents; and (z) for purposes of this Paragraph 7, "Seller's knowledge" shall be deemed to mean the present actual knowledge of Mr. William W. Geary, Jr., Ms. Janet DaVall or Mr. Ron Lema (the "Responsible Individuals"), which individuals Seller represents and warrants are the employees, partners or officers of Seller or CMC that are most responsible for the operation and management of the Property, without any duty of investigation or inquiry on their part. Without limiting the generality of the foregoing, but subject to Seller's representations and warranties hereunder and in the Conveyance Documents, Buyer shall be solely responsible for determining the condition of the Property, including, but not limited to, the existence or risk of any Hazardous Materials, and all aspects regarding the fees, charges and assessments relating to the Property. For purposes of this Paragraph 7, an item shall be deemed "material" if the reasonably estimated cost or damage incurred by Buyer and/or the diminution of the market value of the Property as a result thereof, individually or in the aggregate, exceeds Twenty-Five Thousand Dollars ($25,000). Subject to the provisions of Section 14(e) hereof, all representations and warranties set forth in this Paragraph 7 shall be deemed to be given as of the Effective Date and the Closing Date unless Seller notifies Buyer in writing, or Buyer otherwise acquires actual knowledge, before the Closing, of any change in any matter covered by such representations or warranties. Without limiting the generality of the foregoing, within ten (10) days after Buyer's exercise of the Option, Seller shall advise Buyer in writing of any changes in the representations and warranties since this Agreement was exercised, including, but not limited to, updated Schedules for the Schedules attached hereto, and Buyer may, within ten (10) days after receiving notice or otherwise acquiring actual knowledge of such changes, rescind its exercise of the Option and terminate this Agreement if any of such changes are not acceptable to Buyer in its sole and absolute discretion. For purposes of this Paragraph 7, "actual knowledge" of Buyer shall be deemed to mean the present actual knowledge of Ms. Sandra Boyle, Mr. Andrew Batinovich or Mr. John Barlow, without any duty of investigation or inquiry on their part

8.   Representations and Warranties of Buyer

     Buyer hereby represents and warrants to Seller as follows:

     (a).........  Buyer  is a  duly  organized  and  validly  existing  limited partnership in good standing under the laws of the State of California; this Agreement and, if Buyer executes the Option, all documents executed by Buyer which are to be delivered to Seller at the Closing are or at the time of Closing will be duly authorized, executed and delivered by Buyer, and are or at the Closing will be legal, valid and binding obligations of Buyer, and do not and at the time of Closing will not violate any provisions of any agreement or judicial order to which Buyer is subject.

     (b).........  Buyer has made (or will make  prior to the  Closing  Date) an independent investigation with regard to the Property and Buyer's intended use thereof, including, without limitation, review and/or approval of matters disclosed pursuant to Paragraph 3(a) above.

     (c).........  There is no  litigation  pending  or, to  Buyer's  knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

All representations and warranties set forth in this Paragraph 8 shall be true as of the Effective Date and the Closing Date.

9.   Indemnification

     (a).........  Each party  hereby  agrees to  indemnify  the other party and defend and hold it harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, resulting from any misrepresentation or breach of warranty or breach of covenant made by such party in this Agreement or in any document, certificate, or Exhibit given or delivered to the other pursuant to or in connection with this Agreement.

     (b).........  Seller agrees to indemnify  Buyer and its partners and defend and hold Buyer and its partners harmless from and against any and all claims, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Buyer resulting from or arising out of any personal injury or property damage occurring in, on or under the Property during Seller's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Buyer, its agents, employees or contractors.

     (c).........  Buyer agrees to indemnify  Seller and its partners and defend and hold Seller and its partners harmless from any claims, losses, demands, liabilities, costs, expenses, penalties, damages and losses, including, without limitation, attorneys' fees, asserted against, incurred or suffered by Seller resulting from or arising out of any personal injury or property damage first occurring in, on or under the Property during Buyer's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Seller, or its agents, employees or contractors.

     (d).........  The  indemnification  provisions  of this  Paragraph 9  shall survive beyond the Closing, or, if the Closing does not occur pursuant to this Agreement, beyond any termination of this Agreement.

10.  Risk of Loss

     (a).........  Minor Loss. If Buyer elects to exercise the Option, then from and after the date of Buyer's delivery to Seller of its notice of exercise, Buyer shall be bound to purchase the Property for the full Purchase Price as required by the terms hereof, without regard to the occurrence or effect of any damage to the Property or destruction of any improvements thereon or condemnation of any portion of the Property, provided that: (i) the cost to repair any such damage or destruction does not exceed ten percent (10%) of the Purchase Price or, in the case of a partial condemnation, the value of the portion of the Property taken does not exceed ten percent (10%) of the Purchase Price; (ii) upon the Closing, there shall be a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible; (iii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration; and (iv) the insurance carrier has admitted liability for the payment of such costs. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer.

     (b).........  Major Loss. If the cost to repair such damage or  destruction to the Property exceeds ten percent (10%) of the Purchase Price allocated to the Property or, in the case of condemnation, if the value of the portion of the Property taken exceeds ten percent (10%) of the Purchase Price allocated to the Property, then if Buyer has elected to exercise the Option, Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller's notice to Buyer of the occurrence of the damage or destruction or the commencement of condemnation proceedings, either (i) elect to terminate this Agreement, or (ii) consummate the purchase of the Property for the full Purchase Price as required by the terms hereof, subject to the credits against the Purchase Price provided below. If Buyer elects to proceed with the purchase of all of the Property, then, upon the Closing, Buyer shall be given a credit against the Purchase Price due hereunder equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction or condemnation, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller's right, title and interest to such proceeds or awards shall be assigned to Buyer. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement. In the event of any damage or destruction of the Property covered by this Paragraph 10(b), the Closing shall be postponed to the date which is five (5) days after Buyer elects to consummate the Purchase of the Property as set forth above.

11.  Inspections

     From and after the Effective Date, Seller shall afford authorized representatives of Buyer reasonable access to the Property for purposes of satisfying Buyer with respect to the representations, warranties and covenants of Seller contained herein, with respect to any inspections desired by Buyer, and with respect to satisfaction of any Conditions Precedent to the Closing contained herein, including, without limitation, and the taking of soil borings from the Property; provided, however, that Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of Tenants under the Leases. Buyer hereby agrees to indemnify and hold Seller harmless from any damage or injury to persons or property caused by Buyer or its authorized representatives during their entry and investigations prior to the Closing. In the event this Agreement is terminated, Buyer shall restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

12.  Leases And Other Agreements; Capital Improvements

     (a).........   Except  as  otherwise  contemplated  or  permitted  by  this
Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will operate, maintain, repair and lease the Property in a prudent manner, in the ordinary course, on an arm's-length basis and consistent with their past practices (and without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property), enforce leases in all material respects, pay all costs and expenses of the Property and will not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business.

     (b)......... If Buyer exercises the Option, then from and after the date of
Buyer's notice of exercise until the Closing Date, notwithstanding the above terms of this Paragraph 12, Seller shall not, without prior written approval of Buyer, take any of the following actions:

          (i)... execute or terminate any lease covering in excess of 5,000 square feet in the case of any lease of industrial space, 2,000 square feet in the case of any lease of office space, or 2,000 square feet in the case of any lease of retail space, or modify or waive any material term thereof; or

          (ii).. except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Seller in excess of Ten Thousand Dollars ($10,000) per annum, or the performance of services by Seller the value of which is in excess of Ten Thousand Dollars ($10,000) per annum.

     (c).........  In  connection  with any new  leases  or Lease  modifications affecting the Property entered into between the date Buyer exercises the Option and the Closing in accordance with Subparagraph 12(b) above, the cost of tenant improvement work and leasing commissions shall be paid solely by Buyer. Seller shall be responsible for the cost of tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the date Buyer exercises the Option (regardless of when the same are payable), and Seller's obligations with respect thereto shall survive the Closing.

     (d).........  Between the  Effective  Date and the  Closing,  Seller  shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

13.  Cooperation

     Seller and Buyer shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any Condition Precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Seller hereby irrevocably authorizes Buyer and its agents to make all inquiries of any third party, including any governmental authority, as Buyer may reasonably require to complete its due diligence.

14.  Miscellaneous

     (a)......... Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery, (ii) one (1) day after being deposited with Federal Express or another reliable overnight courier service or transmitted by facsimile telecopy, or (iii) two (2) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as follows:

                          If to Seller: c/o Carlsberg Management Company
                                        2800 28th Street, Suite 222
                                        Santa Monica, California  90405
                                        Attention:     William W. Geary, Jr.
                                        Telephone:     (310) 450-9696
                                        Fax :          (310) 399-5633

                        With a copy to: Sandler and Rosen
                                        1801 Avenue of the Stars, Suite 510
                                        Los Angeles, California  90067
                                        Attention:  Ming-chu C. Rouse
                                        Telephone:     (310) 277-4411
                                        Fax :          (310) 277-5954

                           If to Buyer: Glenborough Properties, L.P.
                                        400 South El Camino Real
                                        San Mateo, California  94402-1708
                                        Attention:     Frank E. Austin
                                        Telephone:     (415) 343-9300
                                        Fax:           (415) 343-9690

                        With a copy to: Morrison & Foerster llp
                                        345 California Street
                                        San Francisco, California  94104
                                        Attention:     Craig B. Etlin
                                        Telephone:     (415) 677-7000
                                        Fax :          (415) 677-7522
or such other address as either party may from time to time specify in writing to the other.

     (b) Brokers and Finders. Neither party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction, through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the sale contemplated herein. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subparagraph shall survive the Closing.

     (c) Successors and Assigns. Subject to the following two (2) sentences, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller (but without the necessity of Seller's consent), to assign its right, title and interest in and to this Agreement to one or more assignees at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation hereunder. Seller shall not have the right to assign its interest in this Agreement.

     (d) Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

     (e) Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement shall be true and correct as of the date when made, and each party shall notify the other immediately in writing if, at any time before the Closing, such party acquires actual knowledge such that, as a consequence of acquiring such knowledge, such party would not be able to make any of the representations and warranties of such party stated herein or made in writing pursuant to this Agreement; provided, however, that Seller shall not be required to notify Buyer of its acquisition of such knowledge if Buyer already has actual knowledge of the matters covered thereby. All representations and warranties by the respective parties contained herein or made in writing pursuant to this Agreement, as revised by such notices of revision or qualified by such actual knowledge of Buyer, shall be true and correct as of the date of Buyer's exercise of the Option and as of Closing, and shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of twenty-four (24) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of twenty-four (24) months. For purposes of this Subparagraph 14(e), "actual knowledge" of Buyer shall be deemed to mean the present actual knowledge of Ms. Sandra Boyle, Mr. Andrew Batinovich or Mr. John Barlow, without any duty of investigation or inquiry on their part

     (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

     (g) Merger of Prior Agreements. This Agreement and the Exhibits hereto constitute the entire agreement between the parties and supersede all prior agreements and understandings between the parties relating to the subject matter hereof, including, without limitation, the Letter of Intent dated October 22, 1996, entered into by and between Buyer and Seller.

     (h)  Enforcement.  If  either  party  hereto  fails to  perform  any of its obligations under this Agreement or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Agreement, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

     (i) Time of the Essence. Time is of the essence of this Agreement.

     (j) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

     (k) Marketing. Seller agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

     (l) Effective Date. As used herein, the term "Effective Date" shall mean the first date on which both Seller and Buyer shall have executed this Agreement.

     (m) Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other or, in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and Seller, to Buyer's lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

     (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


15.  Acceptance of Agreement by Seller

     This Agreement shall be null and void unless it is accepted by Seller and two fully executed copies hereof are returned to Buyer on or before 5:00 p.m. (P.S.T.) on November 13, 1996.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                            Buyer:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                          a Maryland corporation,
                                          General Partner


                                          By:

                                          Its:

                                          Dated:


                                          By:

                                          Its:

                                          Dated:

                            Seller:  Carlsberg Properties, LTD.,
                                     a California limited partnership

                                     By:     Carlsberg Properties, Inc.
                                             a California corporation


                                             By:   _____________________________
                                                      William W. Geary, Jr.
                                                           President

                                             Dated:_____________________________

Title Company agrees to act as escrow holder in accordance with the terms of this Agreement and to act as the Reporting Person (as such term is defined in this Agreement).

                                            Lawyer's Title Insurance Corporation


                                            By:

                                            Its:

                                            Dated:

                                  Schedule 1(a)

                                  Real Property

                                  Schedule 3(c)

                              Permitted Exceptions

                                  Schedule 7(g)

                                     Defects

                                      None.

                                  Schedule 7(h)

                                   Violations

                                      None.

                                  Schedule 7(i)

                                   Proceedings

                                      None.

                                  Schedule 7(l)

                                   Litigation

                                      None.

                                  Schedule 7(m)

                              Outstanding Contracts

                                      None.

                                  Schedule 7(p)

                                Personal Property

                                      None.

                                  Schedule 7(r)

                                Lease Exceptions

                                      None.

                                  Schedule 7(x)

                                 Brokerage Fees

                                      None.

                                  Schedule 7(z)

                                    Contracts

                                      None.

                                 Schedule 7(bb)

                              Environmental Reports

         1. Phase I Environmental Report dated as of August 29, 1996 prepared by Eckland Consultants, Inc.

                                    Exhibit A

                         Memorandum of Option Agreement


Recording Requested By And
When Recorded Mail To:

Morrison & Foerster llp
345 California Street
San Francisco, CA 94104
Attn:  Craig B. Etlin, Esq.
--------------------------------------------------------------------------------
                        (Space Above for Recorder's Use)


                         Memorandum Of Option Agreement

     This Memorandum Of Option Agreement is made and entered into this       day
of November, 1996, by and between Carlsberg Properties, LTD., a California limited partnership, whose address is 2800 - 28th Street, Suite 222, Santa
Monica, California 90405 ("Seller"), and Glenborough Properties, L.P., a California limited partnership ("Purchaser").

                                   Witnesseth:

     1. Seller, for good and valuable consideration, the receipt and adequacy which are hereby acknowledged, hereby irrevocably grants to Purchaser an option to purchase the real property located in the City of Phoenix, County of Maricopa, State of Arizona, more particularly described on the attached
Exhibit A, upon and subject to the terms and conditions set forth in that certain Option Agreement (the "Option Agreement"), between the parties hereto, of even date herewith.

     2. The purpose of this Memorandum of Option Agreement is to give notice of the rights and obligations of the parties hereto under the Option Agreement, and all the terms and conditions of the Option Agreement are incorporated herein by reference as if they were fully set forth herein.

     3. Subject to the terms of the Option Agreement, this Memorandum of Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest and assigns.

     4. This Memorandum of Option Agreement shall be of no further force and effect upon the expiration of thirty-nine (39) months following the date of recordation hereof, without any further act by either party hereto.

     5. This Memorandum of Option Agreement may be executed in counterparts, but all counterparts shall constitute but one and the same document.

     In Witness Whereof, the parties hereto have executed this Memorandum of Option Agreement on the date first above written.

                            Buyer:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                          a Maryland corporation,
                                          General Partner


                                          By:

                                          Its:


                                          By:

                                          Its:


                            Seller:  Carlsberg Properties, LTD.,
                                     a California limited partnership


                                     By:     Carlsberg Properties, Inc.
                                             a California corporation


                                             By:________________________________
                                                       William W. Geary, Jr.
                                                            President

                                    Exhibit B

                                   Grant Deed


Recording Requested By And
When Recorded Mail To:

Morrison & Foerster llp
345 California Street
San Francisco, CA 94104
Attn: Craig B. Etlin, Esq.
--------------------------------------------------------------------------------
                        (Space Above for Recorder's Use)


                              Special Warranty Deed

     For the consideration of Ten Dollars, and other valuable considerations, the undersigned, carlsberg properties, ltd., a California limited partnership ("Grantor"), does hereby convey to Glenborough Properties, L.P., a California limited partnership ("Grantee"), the following described real property situated in Maricopa County, Arizona, and more particularly described on Exhibit A attached hereto and by this reference made a part hereof, together with all rights and privileges appurtenant thereto; subject however, to all matters described on Exhibit B attached hereto.

     Grantor hereby binds itself and its successors to warrant and defend the title, as against all acts of the Grantor herein and no other, subject to the matters above set forth.

     Dated this _____ day of November, 1996.

                                   Grantor:  Carlsberg Properties, LTD.,
                                             a California limited partnership

                                             By:     Carlsberg Properties, Inc.
                                                     a California corporation,
                                                     General Partner


                                                     By:________________________
                                                          William W. Geary, Jr.
                                                               President

State of
                                                       ss.
County of
------------------------------------------------------

     On this _____ day of                                ,  1996, before me, the
undersigned Notary Public, personally appeared William W. Geary, Jr., the President of Carlsberg Properties, Inc., a California corporation, the General Partner of Grantor, and acknowledged that he executed the foregoing instrument.

     Witness my hand and official seal.


     My Commission Expires: Notary Public

                                    Exhibit C

                              Assignment of Leases

     This  Assignment  of Leases  ("Assignment")  dated this              day of
November, 1996, is entered into by and between Carlsberg Properties, LTD., a California limited partnership, ("Assignor"), and Glenborough Properties, L.P., a California limited partnership ("Assignee").

                                   Witnesseth:

     Whereas, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as the Grunow Medical Building (the "Property") as more fully described in Exhibit A attached hereto, which leases are described in Schedule 1 attached hereto (the "Leases"); and

     Whereas, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

     Now, Therefore, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases.

     2. Assignor warrants and represents that as of the date hereof Schedule 1 includes all of the leases and occupancy agreements affecting the Property. As of the date hereof, there are no assignments of or agreements to assign the Leases to any other party.

     3. Except as otherwise set forth in the Purchase Agreement (as defined in paragraph 5 below), Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the lessor's obligations under the Leases.

     4. Except as set forth in the Purchase Agreement, effective as of the Effective Date, Assignee hereby assumes all of the lessor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including without limitation, reasonable attorneys' fees, originating subsequent to the Effective Date and arising out of the lessor's obligations under the Leases.

     5. Any rental and other payments under the Leases shall be prorated between the parties as provided in the Option Agreement between Assignor, as Seller, and Assignee, as Buyer, dated as of November __, 1996 (the "Purchase Agreement").

     6. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     7. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     8. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

     9. For the purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                         Assignor:  Carlsberg Properties, LTD.,
                                    a California limited partnership

                                    By:     Carlsberg Properties, Inc.
                                            a California corporation


                                            By:________________________
                                                 William W. Geary, Jr.
                                                       President

                         Assignee:  Glenborough Properties, L.P.,
                                    a California limited partnership

                                    By:   Glenborough Realty Trust Incorporated,
                                          a Maryland corporation,
                                          General Partner


                                          By:

                                          Its:


                                          By:

                                          Its:

                                  Exhibit A to
                                   Assignment
                                    of Leases

                              Property Description

                                  Schedule 1 to
                              Assignment of Leases


                                                         Amendment      Security
Tenants        Premises       Leases         Date         Date(s)        Deposit

                                    Exhibit D

                              Warranty Bill Of Sale

     For good and valuable consideration the receipt of which is hereby acknowledged, Carlsberg Properties, LTD., a California limited partnership ("Seller"), does hereby sell, transfer, and convey to Glenborough Properties, L.P., a California limited partnership ("Buyer"), all personal property owned by Seller and located on or in or used in connection with the Real Property and Improvements (as such terms are defined in that certain Purchase Agreement dated as of November __, 1996, between Seller and Buyer, including, without limitation, those items described in Schedule A attached hereto.

     Seller does hereby represent to Buyer that Seller is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Seller has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Buyer, its successors and assigns, against the claims and demands of all persons whomsoever.

     Dated this _____ day of November __, 1996.



                                    Seller:  Carlsberg Properties, LTD.,
                                             a California limited partnership

                                             By:     Carlsberg Properties, Inc.
                                                     a California corporation


                                                     By:________________________
                                                          William W. Geary, Jr.
                                                                President

                                  Schedule A to
                              Warranty Bill of Sale

                                    Exhibit E

                        Assignment of Service Contracts,
                            Warranties and Guaranties
                          and Other Intangible Property

     This Assignment of Service Contracts, Warranties and Guaranties and Other Intangible Property ("Assignment") is made and entered into as of this _____ day of November, 1996, by Carlsberg Properties, LTD., a California limited partnership ("Assignor"), to Glenborough Properties, L.P., a California limited partnership ("Assignee").

     For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Effective Date (as defined below), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

     (a) all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, "Warranties");

     (b) all of the Service Contracts listed in Schedule 2 attached hereto; and

     (c) any Intangible Property (as defined in that certain Option Agreement dated as of November __, 1996 between Assignor and Assignee (or Assignee's predecessor in interest) (the "Purchase Agreement")).

     Assignor and Assignee further hereby agree and covenant as follows:

     1. Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating prior to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     2. Effective as of the Effective Date, Assignee hereby assumes all of the owner's obligations under the Service Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, originating on or subsequent to the Effective Date and arising out of the owner's obligations under the Service Contracts.

     3. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

     4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

     5. This Assignment shall be governed by and construed and in accordance with laws of the State of California.

     6. For purposes of this Assignment, the "Effective Date" shall be the date of the Closing (as defined in the Purchase Agreement).

     In Witness Whereof, Assignor and Assignee have executed this Assignment the day and year first above written.

                               Assignor:  Carlsberg Properties, LTD.,
                                          a California limited partnership

                                   By:    Carlsberg Properties, Inc.
                                          a California corporation


                                          By:___________________________________
                                                     William W. Geary, Jr.
                                                           President


                               Assignee:  Glenborough Properties, L.P.,
                                          a California limited partnership

                                   By: Glenborough Realty Trust Incorporated, a Maryland corporation, its general partner


                                          By:

                                          Its:

                                  Exhibit A to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                                  Schedule 1 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                               List of Warranties

                                  Schedule 2 to
                              Assignment of Service
                              Contracts Warranties
                               and Guaranties and
                            Other Intangible Property

                            List of Service Contracts

                                    Exhibit F

                            Certificate of Transferor
                            other than an Individual
                               (FIRPTA Affidavit)

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Glenborough Properties, L.P., a California limited partnership, the transferee of certain real property located in Phoenix, Arizona, that withholding of tax is not required upon the disposition of such U.S. real property interest by Carlsberg Properties, Ltd., a California limited partnership ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. Transferor's U.S. employer identification number is ; and

     3. Transferor's office address is 2800-28th Street, Suite 222, Santa Monica, California 90405.

     Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

     Dated: November ____, 1996.




                                             [Individual signature line]

                                             on behalf of

                                             CARLSBERG PROPERTIES, LTD.,
                                             a California limited partnership

                                    Exhibit G

                      Form of Tenant's Estoppel Certificate

Glenborough Properties, L.P. ("Purchaser")
400 S. El Camino Real
San Mateo, California 94402-1708

RE:     Lease Dated                                    ,  and amended
                                      (the "Lease"),  by and between
                                ,  as lessor  ("Lessor"),  and
                           , as lessee ("Lessee"), with respect to certain premises (the "Leased Premises") located at
                                                         (the  "Property").  The
        Leased Premises are comprised of             square feet.

Ladies and Gentlemen:

     The undersigned hereby acknowledges that Purchaser is entering into an agreement to purchase the Property. The undersigned further acknowledges the right of Lessor and Purchaser to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that Purchaser will be purchasing the Property in material reliance on this Certificate.

     Given the foregoing, the undersigned Lessee hereby certifies and represents unto Purchaser, its successors and assigns, with respect to the above-described Lease, a true and correct copy of which is attached as Exhibit A hereto, as follows:

     1. Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no further amendments, modifications or additions to the Lease, written oral;

     2. No Default.  To the best of Lessee's  knowledge,  as of the date hereof:
(i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defenses or offsets against rental due or to become due under the Lease;

     3. Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     4. No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "none")
                             .

     Dated:             , 1996.

                                           "Lessee"




                                            ___________________________________
                                            By:________________________________
                                            Its:_______________________________

                                    Exhibit H

                                    Rent Roll

                                    Exhibit I

                                Notice To Tenants

                                     (Date)

(Name)
(Street Address)
(City, State, Zip Code)

            Re:   (Name of Property)

Dear (Tenant, or address individually to each Tenant):

     Glenborough Properties, L.P., a California limited partnership has acquired the subject property. We are pleased to advise you that, as of November ___, 1996, Glenborough Corporation has been engaged to lease and manage the property.

     Please send your monthly rent and all future remittances to:

__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________

     We value your tenancy and urge you to direct any questions regarding your lease or this letter to (Name of Property Manager) at (Phone Number for Property Manager or Building Property Manager) for (Name of Property).


                                                  Very truly yours,

                                                  ___________________________,
                                                  a __________________________ ,
                                                  Property Manager for (Seller)

                                                  By:___________________________

                                                  Its: _________________________